[front cover]


[logo] STATE STREET RESEARCH

Government Income Fund

[photo of partial clock face]
This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the commission has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.



A bond fund focusing on
U.S. government securities.


Prospectus
March 1, 1998

Who May Want to Invest
-------------------------------------------------------------------------------

State Street Research Government Income Fund is designed for investors who seek one or more of the following:

[bullet] a relatively conservative investment for income

[bullet] a bond fund that emphasizes highly creditworthy U.S. government securities

[bullet] a fund to complement a portfolio of more aggressive investments

The fund is NOT appropriate for investors who:

[bullet] want to avoid even moderate volatility

[bullet] are seeking high growth or maximum income

[bullet] are investing emergency reserve money


The fund's shares will rise and fall in value. There is a risk that you could lose money by investing in the fund.

The fund cannot be certain that it will achieve its goal.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Contents                                                                      1
-------------------------------------------------------------------------------

        2       The Fund

                The fund's goal and strategy, main
                risks, expenses and performance,
                plus financial highlights

        12      Your Account

                Managing your State Street Research
                investments

        12      Opening an Account

        12      Choosing a Share Class

        14      Sales Charges

        16      Policies for Buying Shares

        18      Policies for Selling Shares

        20      Account Policies

        21      Distributions and Taxes

        23      Investor Services

        24      Fund Details

                The fund's business structure
                and dealer compensation, plus
                additional policies

        26      Other Securities and Risks

                Information on additional
                portfolio securities and
                practices, and the risks
                associated with them

Back Cover      For Additional Information

2                                                                      The Fund
-------------------------------------------------------------------------------

[graphic of chesspiece] Goal and Strategy

Fundamental Goal  The fund seeks high current income.

Strategy Under normal market conditions, the fund invests at least 65% of total assets in U.S. government securities. These may include debt securities of such issuers as:

[bullet] the U.S. Treasury

[bullet] the Government National Mortgage Association (Ginnie Mae)

[bullet] the Federal National Mortgage Association (Fannie Mae)

[bullet] the Federal Home Loan Mortgage Corporation (Freddie Mac)

[bullet] the Resolution Funding Corporation

The fund may also invest in STRIPS, securities offered by the government in which the principal and interest components of U.S. Treasury bonds trade separately from each other.

The fund may invest up to 35% of total assets in other government and private securities. These may include mortgage-related securities (securities that represent interests in pools of mortgages) that are issued by investment banks and insurance companies. At the time of purchase these securities are in the highest rating category (Standard & Poor's AAA or Moody's Aaa) or if unrated are the equivalent. The fund may also invest in foreign securities, asset-backed securities and trust certificates (securities representing interest in pools of U.S. government loans), as well as custodial receipts, which are similar to STRIPS but are privately issued.

In managing its portfolio, the fund attempts to balance sensitivity to interest rate movements with the potential for yields. Although the fund may invest in securities of any maturity, it generally invests in those with medium- to long-term remaining maturities in order to obtain higher yields. Securities with longer maturities, however, tend to be more sensitive to interest rate changes. Thus at times the fund may invest in short-term and other types of securities. In addition, the fund may emphasize securities of different sectors -- for example, U.S. Treasuries or mortgage-related securities, both for reasons of yield and of interest rate sensitivity.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change. For more information about the fund's investments and practices, see page 26.

                                                                               3
                                                                             ---
[graphic of traffic sign] Portfolio Risks

Because the fund invests primarily in bonds and other debt securities, its major risks are those of bond investing, including the tendency of prices to fall when interest rates rise. Such a fall would lower the fund's share price and the value of your investment.

In general, the price of a bond will move in the opposite direction from interest rates, for the reason that new bonds issued after a rise in rates will offer higher yields to investors; the only way an existing bond with a lower yield can appear attractive to investors is by selling at a lower price. (This principle works in reverse as well: a fall in interest rates will tend to cause a bond's price to rise). Also, STRIPS can be highly volatile.

[graphic of magnifying glass and page]
U.S. Government
Securities and
Credit Quality

The term "U.S. government securities" covers securities from a range of issuers. These include the federal government itself, various agencies and certain organizations created through legislation. Some of these issuers are actually private (or partly so) but have a special relationship with the government.

Treasury securities are direct obligations of the U.S. Treasury, and are backed by the full faith and credit of the federal government. This is recognized as the strongest form of credit backing in the U.S.

Some securities that are not issued by the U.S. Treasury carry the government's full faith and credit backing as to principal or interest, although they are not actually direct obligations of the government. Other securities are backed by the issuer's right to borrow up to a certain amount from the U.S. Treasury, while some are backed only by the credit of the issuing organization itself or by a pledge that the government would intervene in the event of a default.

While there are different shades of credit quality to these securities, government securities as a group are considered highly creditworthy. Of course, credit quality only pertains to the risk of default; the market value of these securities will still change with movements in interest rates and other factors.

4                                                            The Fund continued
-------------------------------------------------------------------------------

Mortgage-related securities can offer attractive yields, but carry additional risks.The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities are usually redeemed early because the underlying mortgages are often prepaid. The fund would then have to reinvest the money at a lower rate. In addition, the price or yield of mortgage-related securities may fall if they are redeemed after that date.

The success of the fund's investment strategy depends largely on the portfolio manager's skill in assessing the direction and impact of interest rate movements and the creditworthiness of the fund's non-U.S. government securities.

Information on other securities and risks appears on page 26.

A "snapshot" of the funds investments may be found in the current annual or semiannual report (see back cover).

[graphic of "The Thinker"]
Investment
Management

The fund's investment manager is State Street Research & Management Company. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $47 billion in assets under management (as of December 31, 1997), including more than $14 billion in mutual funds.

John H. Kallis has been responsible for the fund's day-to-day portfolio management since its inception in March 1987. A senior vice president, he joined the firm in 1987 and has worked as an investment professional since 1963.

Investor Expenses                                                             5
-------------------------------------------------------------------------------
                                            Class descriptions begin on page 12
                                       ----------------------------------------

Shareholder fees are paid directly       Shareholder Fees (% of offering price)(1)       Class A  Class B     Class C(2) Class S(2)
by investors.                            ------------------------------------------------------------------------------------------
                                         Maximum front-end sales charge                  4.50     0.00        0.00       0.00
                                         Maximum deferred sales charge                   0.00(3)  5.00        1.00       0.00




Annual fund expenses are deducted        Annual Fund Expenses (% of average net assets)  Class A  Class B     Class C    Class S
from fund assets.                        ------------------------------------------------------------------------------------------
                                         Management fee                                  0.65     0.65        0.65       0.65
                                         Marketing/service (12b-1) fees(4)               0.25     1.00        1.00       0.00
                                         Other expenses                                  0.18     0.18        0.18       0.18
                                                                                         ----     ----        ----       ----
                                         Total annual fund expenses                      1.08     1.83        1.83       0.83
                                                                                         ====     ====        ====       ====


Example  Here is what you would pay      Year                                            Class A  Class B(6)  Class C(6) Class S
if you invested $1,000 over the years    ------------------------------------------------------------------------------------------
indicated. The example is for compari-   1                                                $56      $69/$19     $29/$19     $8
son only and does not represent the      3                                                $78      $88/$58     $58/$58    $26
fund's actual expenses, either past or   5                                               $102     $119/$99     $99/$99    $46
future(5).                               10                                              $171     $195/$195   $215/$215  $103


(1)  Not charged on reinvestments or exchanges.

(2) Before November 1, 1997, Class C shares were designated Class D and Class S shares were desig-nated Class C.

(3)  Except for investments of $1 million or more; see page 14.

(4) For share classes that have 12b-1 fees, long-term shareholders may pay more than the equivalent of the regulatory maximum sales charge.

(5) Example assumes dividend reinvestment, hypothetical 5% annual return, maximum applicable sales charges and conversion of Class B shares to Class A after eight years.

(6) The first number assumes you sold all your shares at the end of the period, the second assumes you stayed in the fund.

6                                                          Financial Highlights
-------------------------------------------------------------------------------

The information in these tables has been audited by Price Waterhouse LLP, the fund's independent accountants. The top section of each table shows information for a single share of the fund. Total return figures assume reinvestment of all distributions.


                                                                               Years ended October 31
                                           -----------------------------------------------------------------------------------------
Class A                                      1988      1989     1990     1991     1992     1993     1994(2)  1995(2) 1996(2) 1997(2)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)      11.66     11.64    11.63    11.28    12.14    12.38    12.92    11.68    12.58    12.43
                                            -----     -----    -----    -----    -----    -----    -----    -----    -----    -----
Net investment income ($)                    1.12      1.05     0.96     0.93     0.90     0.84     0.81     0.83     0.81     0.80

Net realized and unrealized gain (loss) on
investments, options, forward contracts
and foreign currency ($)                    (0.03)      --     (0.35)    0.84     0.26     0.56    (1.26)    0.88    (0.17)    0.22
                                            -----     -----    -----    -----    -----    -----    -----    -----    -----    -----
Total from investment operations ($)         1.09      1.05     0.61     1.77     1.16     1.40    (0.45)    1.71     0.64     1.02
                                            -----     -----    -----    -----    -----    -----    -----    -----    -----    -----
Dividends from net investment income ($)    (1.11)    (1.06)   (0.96)   (0.91)   (0.91)   (0.84)   (0.79)   (0.81)   (0.79)   (0.80)

Distributions from capital gains ($)          --        --       --       --     (0.01)   (0.02)     --       --       --       --
                                            -----     -----    -----    -----    -----    -----    -----    -----    -----    -----
Total distributions ($)                     (1.11)    (1.06)   (0.96)   (0.91)   (0.92)   (0.86)   (0.79)   (0.81)   (0.79)   (0.80)
                                            -----     -----    -----    -----    -----    -----    -----    -----    -----    -----
Net asset value, end of year ($)            11.64     11.63    11.28    12.14    12.38    12.92    11.68    12.58    12.43    12.65
                                            =====     =====    =====    =====    =====    =====    =====    =====    =====    =====
Total return (3)(%)                          9.77      9.62     5.54    16.25     9.86    11.63    (3.58)   15.07     5.28     8.52

Ratios/Supplemental Data:

Net assets at end of year
($ thousands)                           1,529,640 1,134,786  894,074  762,517  798,705  868,556  638,418  655,045  584,313  524,565

Expense ratio (%)                            1.04      1.06     1.03     1.05     1.05     1.05     1.07     1.10     1.09     1.08

Ratio of net investment income to
average net assets (%)                       9.54      9.26     8.53     7.98     7.25     6.59     6.54     6.83     6.50     6.44

Portfolio turnover rate (%)                 59.63     65.48    63.30    29.20    97.33   103.49   134.41   105.57    88.79    124.95

                                                                               7
                                                                             ---

                                                                 Years ended October 31
                                                  ------------------------------------------------------
Class B                                            1993(1)     1994(2)     1995(2)     1996(2)   1997(2)
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)            12.67       12.91       11.66       12.55     12.40
                                                  -----       -----       -----       -----     -----
Net investment income ($)                          0.30        0.72        0.73        0.71      0.70

Net realized and unrealized gain (loss) on
investments, options, forward contracts
and foreign currency ($)                           0.24       (1.27)       0.87       (0.16)     0.22
                                                  -----       -----       -----       -----     -----
Total from investment operations ($)               0.54       (0.55)       1.60        0.55      0.92
                                                  -----       -----       -----       -----     -----
Dividends from net investment income ($)          (0.30)      (0.70)      (0.71)      (0.70)    (0.71)
                                                  -----       -----       -----       -----     -----

Total distributions ($)                           (0.30)      (0.70)      (0.71)      (0.70)    (0.71)
                                                  -----       -----       -----       -----     -----
Net asset value, end of year ($)                  12.91       11.66       12.55       12.40     12.61
                                                  =====       =====       =====       =====     =====
Total return (3)(%)                                4.32(4)    (4.38)      14.15        4.51      7.66

Ratios/Supplemental Data:

Net assets at end of year ($ thousands)          26,578      52,319      87,908      95,218    97,253

Expense ratio (%)                                  1.81(5)     1.82        1.85        1.84      1.83

Ratio of net investment income to
average net assets (%)                             5.67(5)     5.86        6.01        5.75      5.68

Portfolio turnover rate (%)                      103.49      134.41      105.57       88.79    124.95


(1) June 1, 1993 (commencement of share class designations) to October 31, 1993.

(2) Per-share figures have been calculated using the average shares method.

(3) Does not reflect any front-end or contingent deferred sales charge.

(4) Not annualized.

(5) Annualized.


8                                                 Financial Highlights continued
--------------------------------------------------------------------------------

                                                                 Years ended October 31
                                                  ------------------------------------------------------
Class C (formerly Class D)                         1993(1)     1994(2)     1995(2)     1996(2)   1997(2)
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)            12.67       12.91       11.66       12.56     12.41
                                                  -----       -----       -----       -----     -----
Net investment income ($)                          0.30        0.72        0.74        0.71      0.70

Net realized and unrealized gain (loss) on
investments, options, forward contracts
and foreign currency ($)                           0.24       (1.27)       0.87       (0.16)     0.22
                                                  -----       -----       -----       -----     -----
Total from investment operations ($)               0.54       (0.55)       1.61        0.55      0.92
                                                  -----       -----       -----       -----     -----
Dividends from net investment income ($)          (0.30)      (0.70)      (0.71)      (0.70)    (0.71)
                                                  -----       -----       -----       -----     -----
Total distributions ($)                           (0.30)      (0.70)      (0.71)      (0.70)    (0.71)
                                                  -----       -----       -----       -----     -----
Net asset value, end of year ($)                  12.91       11.66       12.56       12.41     12.62
                                                  =====       =====       =====       =====     =====
Total return (3)(%)                                4.32(4)    (4.38)      14.24        4.51      7.65

Ratios/Supplemental Data:

Net assets at end of year ($ thousands)          12,101      13,425      13,033      14,473    16,301

Expense ratio (%)                                  1.88(5)     1.82        1.85        1.84      1.83

Ratio of net investment income
to average net assets (%)                          5.59(5)     5.84        6.08        5.76      5.68

Portfolio turnover rate (%)                      103.49      134.41      105.57       88.79    124.95

                                                                               9
                                                                             ---

                                                                 Years ended October 31
                                                  ------------------------------------------------------
Class S (formerly Class C)                         1993(1)     1994(2)     1995(2)     1996(2)   1997(2)
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)            12.67       12.92       11.67       12.57     12.42
                                                  -----       -----       -----       -----     -----
Net investment income ($)                          0.19        0.84        0.90        0.84      0.80

Net realized and unrealized gain (loss) on
investments, options, forward contracts
and foreign currency ($)                           0.42       (1.27)       0.84       (0.17)     0.25
                                                  -----       -----       -----       -----     -----
Total from investment operations ($)               0.61       (0.43)       1.74        0.67      1.05
                                                  -----       -----       -----       -----     -----
Dividends from net investment income ($)          (0.36)      (0.82)      (0.84)      (0.82)    (0.83)
                                                  -----       -----       -----       -----     -----
Total distributions ($)                           (0.36)      (0.82)      (0.84)      (0.82)    (0.83)
                                                  -----       -----       -----       -----     -----
Net asset value, end of year ($)                  12.92       11.67       12.57       12.42     12.64
                                                  =====       =====       =====       =====     =====
Total return (3)(%)                                4.82(4)    (3.42)      15.37        5.55      8.80

Ratios/Supplemental Data:

Net assets at end of year ($ thousands)              36         203       5,036       7,767    32,115

Expense ratio (%)                                  0.80(5)     0.82        0.85        0.84      0.82

Ratio of net investment income to
average net assets (%)                             6.59(5)     8.01        6.79        6.78      6.66

Portfolio turnover rate (%)                      103.49      134.41      105.57       88.79    124.95


(1) June 1, 1993 (commencement of share class designations) to October 31, 1993.

(2) Per-share figures have been calculated using the average shares method.

(3) Does not reflect any front-end or contingent deferred sales charge.

(4) Not annualized.

(5) Annualized.

10                                                   Performance and Volatility
-------------------------------------------------------------------------------

                                                                                        As of October 31, 1997
                                                                                     ----------------------------
Average Annual Total Return(1)                                                       1 Year    5 Years   10 Years
-----------------------------------------------------------------------------------------------------------------
                                   Class A (%)                                       3.64      6.21      8.16
                                   Class B (%)                                       2.66      6.12      8.28
                                   Class C (%)                                       6.65      6.45      8.29
                                   Class S (%)                                       8.80      7.41      8.77
                                   Merrill Lynch Government Master Index (%)         8.67      7.33      8.90
                                   Lipper General U.S. Government Funds Index (%)    8.04      6.07      7.82

[bar chart]

                                                               Years ended October 31
                                        ----------------------------------------------------------------------------
Class A Year-by-Year Total Return(1)    1988    1989    1990    1991    1992    1993    1994    1995     1996   1997
                                        9.77    9.62    5.54    16.25   9.86    11.63   (3.58)  15.07    5.28   8.52


(1) Fund returns include performance from before the creation of share classes in 1993. Because Classes B and C involve higher marketing/service (12b-1) fees (as described on page 5), performance since that time is somewhat lower for these classes.

                                                                              11
                                                                             ---
[graphic of magnifying glass and page]
Understanding
Performance
and Volatility

The information on the opposite page is designed to show two aspects of the fund's track record:

[bullet] Average annual total return is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate. Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

[bullet] The graph of year-by-year returns shows how volatile the fund has been:
         how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges.

Also included are two independent measures of performance. The Merrill Lynch Government Master Index is an unmanaged index of fixed-rate U.S. Treasury and agency securities. The Lipper General U.S. Govern-ment Funds Index shows the performance of a category of mutual funds with similar goals. The Lipper index, which is also unmanaged, shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of any index, these indices can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that none of the indices includes the effects of sales charges. Also, even if your bond portfolio were identical to the Merrill Lynch Government Master Index, your returns would always be lower, because this index does not include brokerage and administrative expenses.

12                                                                 Your Account
-------------------------------------------------------------------------------

[graphic of a key]
Opening an Account

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[graphic of pencil and paper]
Choosing a Share Class

The fund offers four share classes, each with its own sales charge and expense structure.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you






Class A -- Front Load

[bullet] Initial sales charge of 4.5% or less; schedule on page 14

[bullet] Lower sales charges for larger investments; see sidebar on facing page and sales charge schedule

[bullet] Lower annual expenses than Class B or C shares due to lower marketing/ service (12b-1) fee of 0.25%


Class B -- Back Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 5% or less on shares you sell within five years; schedule on page 14

[bullet] Annual marketing/service (12b-1) fee

[bullet] Automatic conversion to Class A shares after eight years, reducing future annual expenses


Class C(1) -- Level Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 1%, paid if you sell shares within one year of purchase

[bullet] Lower deferred sales charge than Class B shares

[bullet] Annual marketing/service (12b-1) fee

[bullet] No conversion to Class A shares after eight years, so annual expenses do not decrease


(1) Before November 1, 1997, these were designated Class D.

may want to consider Class B shares (if investing for at least five years) or Class C shares (if investing for less than five years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.





Class S(2) -- No Load

[bullet] No sales charges of any kind

[bullet] No marketing/service (12b-1) fees; annual expenses are lower than other share classes

[bullet] Available through certain retirement accounts, advisory accounts of the investment manager and special programs, including broker programs with record-keeping and other services; these programs usually involve special conditions and separate fees (contact your financial professional for information)


(2) Before November 1, 1997, these were designated Class C.



[graphic of magnifying glass and page]
Class A Sales
Charge Reductions
and Waivers

[bullet] Substantial investments receive lower sales charge rates; see information on the following page.

[bullet] The "right of accumulation" allows you to include your existing State
         Street Research investments (except Money Market Fund Class E shares) as part of your current investment for sales charge purposes.

[bullet] A "letter of intent" allows you to count all investments in this or other State Street Research funds over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.

To take advantage of right of accumulation or letter of intent waivers, consult your financial professional or State Street Research.

14                                                       Your Account continued
-------------------------------------------------------------------------------

Sales Charges

Class A -- Front Load

when you invest          this % is       which equals
this amount              deducted        this % of
                         for sales       your net
                         charges         investment
------------------------------------------------------
Up to $99,999            4.50            4.71
$100,000 - $249,999      3.50            3.63
$250,000 - $499,999      2.50            2.56
$500,000 - $999,999      2.00            2.04
$1 million or more       see next column

With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the previous page), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) if you sell any shares you have held for less than one year. Policies regarding the calculation of the CDSC are the same as for Class B.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (contact your financial professional for information).

Class B -- Back Load
                                   this % of net asset value
when you sell shares               at the time of purchase (or
in this year after you             of sale, if lower) is deduct-
bought them                        ed from your proceeds
----------------------------------------------------------------
First year                         5.00
Second year                        4.00
Third year                         3.00
Fourth year                        3.00
Fifth year                         2.00
Sixth year or later                None

With Class B shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less, as described in the table above. Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the

                                                                              15
                                                                             ---

date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center.

Class B shares automatically convert to Class A shares after eight years, lowering your annual expenses from that time on.


Class C (Formerly Class D) -- Level Load

                         this % of net asset value
when you sell shares     at the time of purchase (or
in this year after you   of sale, if lower) is deduct-
bought them              ed from your proceeds
-------------------------------------------------------
First year               1.00
Second year or later     None


With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B shares, but never convert to Class A shares (with their lower annual expenses).


Class S (Formerly Class C) -- No Load

Class S shares have no sales charges or CDSC.

16                                                       Your Account continued
-------------------------------------------------------------------------------

[graphic of adding machine]
Policies for
Buying Shares

Once you have chosen a share class, the next step is to determine the amount you want to invest.


Minimum Initial Investments:

[bullet] $1,000 for accounts that use the Investamatic program

[bullet] $2,000 for Individual Retirement Accounts

[bullet] $2,500 for all other accounts


Minimum Additional Investments:

[bullet] $50 for any account


Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

Timing of Requests All requests received by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Your bank may charge a fee for wiring money.

Buying Shares                                                                17
-------------------------------------------------------------------------------


                                   To Open an Account                      To Add to an Account

[graphic of     Through a          Contact your financial professional.    Contact your financial professional.
briefcase]      Financial
                Professional


By Mail         [graphic of        Make your check payable to "State       Fill out the investment stub from an account
                mailbox]           Street Research Funds." Forward the     statement, or indicate the fund name and account
                                   check and your application to State     number on your check. Make your check payable to
                                   Street Research.                        "State Street Research Funds." Forward the check
                                                                           and stub to State Street Research.


[graphic of     By Federal         Forward your application to State       Call State Street Research to obtain a control
building]       Funds Wire         Street Research, then call to           number. Instruct your bank to wire funds to:
                                   obtain an account number. Wire          [bullet] State Street Bank and Trust Company, Boston, MA
                                   funds using the instructions at         [bullet] ABA: 011000028
                                   right.                                  [bullet] BNF: fund name and share class you want to buy
                                                                           [bullet] AC: 99029761
                                                                           [bullet] OBI: your name and your account number
                                                                           [bullet] Control: the number given to you by State Street
                                                                                    Research


By Electronic   [graphic           Verify that your bank is a member       Call State Street Research to verify that the
Funds Transfer  of electrical      of the ACH (Automated Clearing          necessary bank information is on file for your
(ACH)           plug]              House) system. Forward your             account. If it is, you may request a transfer with
                                   application to State Street             the same phone call. If not, please ask State
                                   Research. Please be sure to include     Street Research to provide you with an EZ Trader
                                   the appropriate bank information.       application.
                                   Call State Street Research to
                                   request a purchase.


[graphic of     By Investamatic    Forward your application, with all      Call State Street Research to verify that
calendar]                          appropriate sections completed, to      Investamatic is in place on your account, or to
                                   State Street Research, along with a     request a form to add it. Investments are
                                   check for your initial investment       automatic once Investamatic is in place.
                                   payable to "State Street Research
                                   Funds."


By Exchange     [graphic of        Call State Street Research or visit     Call State Street Research or visit our Web Site.
                arrows]            our Web Site.


                                   State Street Research Service Center PO Box 8408, Boston, MA 02266-8408 Internet www.ssrfunds.com
                                   Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

18                                                       Your Account continued
-------------------------------------------------------------------------------

[graphic of adding machine]
Policies for
Selling Shares

Circumstances that Require Written Requests Please submit instructions in writing when any of the following apply:

[bullet] you are selling more than $100,000 worth of shares

[bullet] the name or address on the account has changed within the last 30 days

[bullet] you want the proceeds to go to a name or address not on the account registration

[bullet] you are transferring shares to an account with a different registration or share class

[bullet] you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

         corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Incomplete Sell Requests State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

Timing of Requests All requests received in good order by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Requests received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Selling Recently Purchased Shares If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

Selling Shares                                                               19
-------------------------------------------------------------------------------

                                   To Sell Some or All of Your Shares

[graphic of     Through a          Contact your financial professional.
briefcase]      Financial
                Professional

By Mail         [graphic of        Send a letter of instruction, an endorsed stock power or share certificates (if you hold
                mailbox]           certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).


[graphic of     By Federal         Check with State Street Research to make sure that a wire redemption privilege, including a bank
building]       Funds Wire         designation, is in place on your account. Once this is established, you may place your request to sell shares with State Street Research. Proceeds will be wired to your pre-designated bank account. (See "Wire Transactions" on facing page.)


By Electronic   [graphic           Check with State Street Research to make sure that the EZ Trader feature, including a bank
Funds Transfer  of electrical      designation, is in place on your account. Once this is established, you may place
(ACH)           plug]              your request to sell shares with State Street Research. Proceeds will be sent to your pre-designated bank account.


[graphic of     By Telephone       As long as the transaction does not require a written request (see facing page), you or your
telephone]                         financial professional can sell shares by calling State Street Research. A check will be mailed to you on the following business day.


By Exchange     [graphic of        Read the prospectus for the fund into which you are exchanging. Call State Street Research
                arrows]            or visit our Web Site.


[graphic of     By Systematic      See plan information on page 23.
calendar]       Withdrawal Plan

                                   State Street Research Service Center PO Box 8408, Boston, MA 02266-8408 Internet www.ssrfunds.com
                                   Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

20                                                       Your Account continued
-------------------------------------------------------------------------------

[graphic of papers]
Account Policies

The Fund's Business Hours The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

Calculating Share Price The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). Each class's share price is calculated by dividing its net assets by the number of its shares outstanding.

Telephone Requests When you open an account you automatically receive telephone privileges, allowing you to place requests on your account by telephone. Your financial professional can also use these privileges to request exchanges on your account, and with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

Exchange Privileges There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to

                                                                              21
                                                                             ---

accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Accounts with Low Balances If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or may deduct an annual maintenance fee (currently $18).

Reinstating Recently Sold Shares For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

[graphic of Uncle Sam]
Distributions and Taxes

Income and Capital Gains Distributions The fund distributes its net income and net capital gains to shareholders. Using projections of its future income, the fund declares dividends daily and pays them monthly. Net capital gains, if any, are distributed in December, after the end of the fund's fiscal year, which is October 31.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

22                                                       Your Account continued
-------------------------------------------------------------------------------

[graphic of magnifying glass and page]
Tax Considerations

Unless your investment is in a tax-deferred account, you may want to avoid:

[bullet] investing a large amount in the fund close to the end of its fiscal year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)

[bullet] selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss)

Tax Effects of Distributions and Transactions In general, any dividends and short-term capital gain distributions you receive from the fund are taxable as ordinary income. Distributions of other capital gains are generally taxable as capital gains. This is true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

Backup Withholding By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

                                                                              23
                                                                             ---
[graphic of handshake]
Investor Services

Investamatic Program Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments, and you can skip an investment with three days notice. Not available with Class S shares.

Systematic Withdrawal Plan This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

Dividend Allocation Plan This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

Automatic Bank Connection This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees. Call 1-800-562-0032 for information on retirement plans or any of the services described above.

24                                                                  Fund Details
--------------------------------------------------------------------------------

[graphic of column]
Business Structure

Formed in 1987, the fund is a diversified series of State Street Research Financial Trust, an open-end management investment company that is organized as a Massachusetts business trust. A board of trustees representing shareholder interests oversees the fund's operations, including the hiring of the investment manager and other service providers.

The fund does not hold regular shareholder meetings, but may call meetings when matters arise that require shareholder approval. These may include amendments to the investment management agreement, the election of trustees or proposed changes in the fund's fundamental goal, which cannot be changed without shareholder approval.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee as compensation (0.65% of fund assets, annually). The investment manager and the distributor are subsidiaries of Metropolitan Life Insurance Company.

Brokers for Portfolio Trades
When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.

Investment Manager
State Street Research & Management Company
One Financial Center, Boston, MA 02111

Distributor
State Street Research Investment Services, Inc.
One Financial Center, Boston, MA 02111

Service Center
State Street Research Service Center
P.O. Box 8408, Boston, MA 02266

Custodian
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

                                                                              25
                                                                             ---

[graphic of check]
Dealer Compensation

Dealers who sell shares of the fund and perform services for fund investors receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, marketing/service (12b-1) fees and its other resources.

Maximum Dealer Compensation                  Class A             Class B        Class C        Class S
-------------------------------------------------------------------------------------------------------
Initial commission (%)                       --                  4.00           1.00           0.00
Investments up to $100,000 (%)               4.00                --             --             --
$100,000 - $249,999 (%)                      3.00                --             --             --
$250,000 - $499,999 (%)                      2.00                --             --             --
$500,000 - $999,999 (%)                      1.75                --             --             --
First $1-3 million (%)                       1.00(1)             --             --             --
Next $2 million (%)                          0.50(1)             --             --             --
Next $1 and above (%)                        0.25(1)             --             --             --
Annual fee (%)                               0.25                0.25           0.90           0.00


Additional Policies Please note that the fund maintains additional policies and reserves certain rights, including:

[bullet] The fund may vary its initial or additional investments in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

[bullet] All orders to purchase shares are subject to acceptance by the fund.

[bullet] At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares.

[bullet] To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly.

[bullet] Dealers may impose a transaction fee on the purchase or sale of shares by shareholders.

[bullet] The distributor may pay its affiliate MetLife Securities, Inc.
         additional compensation of up to 0.25% of certain sales or assets.



(1) If your broker declines this commission, the one-year CDSC on your investment is waived.

26                                                   Other Securities and Risks
-------------------------------------------------------------------------------

[graphic of certificates]
Other Securities
and Risks

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks. A table of limitations follows.

Restricted and Illiquid Securities Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

Foreign Investments Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than

                                                                              27
                                                                             ---

for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Derivatives Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security or an index. The fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). The fund may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With all derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

Securities Lending The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting collateral it receives in these transactions, the fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the fund could lose money.

When-issued Securities The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be anytime from a few days to over a year.

Short-term Trading While the fund ordinarily does not trade securities for short-term profits, it will sell any security at the time it believes best, which may result in short-term trading. Short-term trading can increase the fund's brokerage costs and may increase your tax liability.

Repurchase Agreements  The fund may buy securities with the understanding

28                                          Other Securities and Risks continued
-------------------------------------------------------------------------------

that
the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the fund could lose money.

Zero (or Step) Coupons A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the fund and the fund is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the fund to liquidate portfolio securities at a disadvantageous time.

Defensive Investing During
unusual market conditions, the fund may place up to 100% of total assets in cash or quality short-term debt securities.


Investment Limitations

                                                       Limitation at the time of investment
                                                       ------------------------------------
Practice                                               % of total assets    % of net assets
-------------------------------------------------------------------------------------------
Investing in securities of any given issuer (other
than the U.S. government and its agencies)(1)             5(2)                  --

Investing in any given industry(1)                       25                     --

Lending securities                                       33-1/3                 --

Lending money(1)                                       Prohibited               --

Repurchase agreements                                    --                     30

Swap arrangements                                        --                      5


Security
-------------------------------------------------------------------------------------------
Commodity futures contracts and options contracts
(for non-hedging purposes)                               --                      5(3)

Other options contracts (for non-hedging purposes)       --                      5(3)

Illiquid securities                                      --                     15(4)

Restricted securities                                    10(5)                  --

Foreign securities                                       20(6)                  --


(1)  Fundamental policy; may not be changed without shareholder approval.

(2) Applies only to 75% of fund's total assets. The fund is also prohibited from investing in more than 10% of an issuer's voting securities.

(3) Initial margin deposits plus premiums may not exceed 5% of the market value of the fund's net assets in non-hedging transactions. No limits apply when used in hedging strategies.

(4)  Includes repurchase agreements extending over more than seven days.

(5)  Does not include Rule 144A securities.

(6) Applies to all direct and indirect interests in securities of non-U.S. issuers; includes a 5% total asset limitation on investments in developing countries.

Notes                                                                        29
-------------------------------------------------------------------------------

[back cover]

For Additional Information
-------------------------------------------------------------------------------

You can obtain a free copy of the
current annual/semiannual report
or SAI by contacting:

[logo] STATE STREET RESEARCH
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

Or you can visit the SEC website at:
www.sec.gov


Control Number: 4702-980226(0399)SSR-LD



You can find additional information on the fund's structure and its performance in the following documents:

Annual/Semiannual Reports While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

Statement of Additional Information (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. It also includes the most recent annual report and the independent accountants' report. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).


prospectus
-------------------------------------------
GI-906E-398IBS

STATE STREET RESEARCH

STRATEGIC PORTFOLIOS: CONSERVATIVE
STRATEGIC PORTFOLIOS: MODERATE
STRATEGIC PORTFOLIOS: AGGRESSIVE

Prospectus

March 1, 1998


STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE ("Strategic
Portfolios: Conservative" or the "Fund") seeks to provide, primarily, a high level of current income and, secondarily, long-term growth of capital, consistent with the preservation of capital and reasonable investment risk, by allocating assets across an actively managed diversified mix of debt and equity securities.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE ("Strategic Portfolios:
Moderate" or the "Fund") seeks to provide both current income and capital appreciation, consistent with the preservation of capital and reasonable investment risk, by allocating assets across an actively managed, diversified mix of equity and debt securities.


STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE ("Strategic Portfolios:
Aggressive" or the "Fund") seeks to provide high total return from, primarily, growth of capital and, secondarily, current income, consistent with reasonable investment risk, by allocating assets across an actively managed diversified mix of equity and debt securities.


     At the present time, only Class S shares are being offered and are available for investment through certain retirement accounts and special programs.


     In seeking to achieve their respective investment objectives, Strategic
Portfolios: Conservative aims at investing 70% of its net assets in debt securities and 30% of its net assets in equity securities; Strategic
Portfolios: Moderate aims at investing 55% of its net assets in equity securities and 45% of its net assets in debt securities; and Strategic
Portfolios: Aggressive aims at investing 80% of its net assets in equity securities and 20% of its net assets in debt securities.


     State Street Research & Management Company (the "Investment Manager") serves as investment adviser for the Funds. As of December 31, 1997, the Investment Manager had assets of approximately $47 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Funds.


     Shareholders may have their shares redeemed directly by the Funds at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

     There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Funds will achieve their investment objectives. The net asset value of a share of a Fund will fluctuate as market conditions change.


     This Prospectus sets forth concisely the information a prospective investor ought to know about the Funds before investing. It should be retained for future reference. A Statement of Additional Information about the Funds dated March 1, 1998 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It is available, at no charge, upon request to the Funds at the address indicated on the back cover or by calling 1-800-562-0032.


     Each Fund is a diversified series of State Street Research Financial Trust (the "Trust"), an open-end management investment company.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Table of Contents                                                     Page

Page

---------------------------------------------------------------------------

Table of Expenses........................................................ 2


Financial Highlights..................................................... 6
The Funds' Investments and Asset Allocation.............................. 9
Investment Practices.................................................... 13
Limiting Investment Risk................................................ 15
Purchase of Shares...................................................... 16
Redemption of Shares.................................................... 25
Shareholder Services.................................................... 27
The Funds and Their Shares.............................................. 31
Management of the Funds................................................. 32
Dividends and Distributions; Taxes...................................... 33
Calculation of Performance Data......................................... 34
Appendix--Description of Debt/Bond Ratings.............................. 35


---------------------------------------------------------------------------


     The Funds are authorized to issue four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or
(ii) on a deferred basis (the Class B and Class C shares).


     Class A shares are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.


     Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

     Class C shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Prior to November 1, 1997, this class of shares was designated as Class D shares.

     Class S shares are available through certain employee benefit plans, and special programs with financial intermediaries, among other arrangements. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. Prior to November 1, 1997, this class of shares was designated as Class C shares.


Table of Expenses
---------------------------------------------------------------------------


                                                                  Class A         Class B        Class C      Class S
                                                              --------------   ------------   ------------   --------
Shareholder Transaction Expenses (1)
  Maximum Sales Charge Imposed on
   Purchases (as a percentage of offering price) .........        4.5%            None           None         None
  Maximum Deferred Sales Charge (as a
   percentage of net asset value at time of
   purchase or redemption, whichever is lower) ...........        None(2)           5%             1%         None
  Maximum Sales Charge Imposed on
   Reinvested Dividends (as a percentage of
   offering price) .......................................        None            None           None         None
  Redemption Fees (as a percentage of
   amount redeemed, if applicable) .......................        None            None           None         None
  Exchange Fee ...........................................        None            None           None         None


------------

(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class C shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class A, Class B or Class C shares may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of

    Shares." The contingent deferred sales charge may also be imposed on shares involuntarily redeemed for accounts which have not maintained requisite minimum balances. See "Redemption of Shares--Additional Information."

(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."



Strategic Portfolios: Conservative                  Class A        Class B        Class C        Class S
---------------------------------------------   ------------   ------------   ------------   ------------
Annual Fund Operating Expenses
 (as a percentage of average net assets)
  Management Fees ...........................        0.60%          0.60%          0.60%          0.60%
  12b-1 Fees ................................        0.25%          1.00%          1.00%           None
  Other Expenses ............................        0.78%          0.78%          0.78%          0.78%
    Less Voluntary Reduction ................       (0.48%)        (0.48%)        (0.48%)        (0.48%)
                                                    -----          -----          -----         ------
      Total Fund Operating Expenses
        (after voluntary reduction) .........        1.15%          1.90%          1.90%          0.90%
                                                    =====          =====          =====         ======




Strategic Portfolios: Moderate                     Class A        Class B        Class C        Class S
---------------------------------------------   ------------   ------------   ------------   ------------
Annual Fund Operating Expenses
 (as a percentage of average net assets)
  Management Fees ...........................        0.65%          0.65%          0.65%          0.65%
  12b-1 Fees ................................        0.25%          1.00%          1.00%           None
  Other Expenses ............................        0.96%          0.96%          0.96%          0.96%
    Less Voluntary Reduction ................       (0.61%)        (0.61%)        (0.61%)        (0.61%)
                                                    -----          -----          -----         ------
      Total Fund Operating Expenses
        (after voluntary reduction) .........        1.25%          2.00%          2.00%          1.00%
                                                    =====          =====          =====         ======




Strategic Portfolios: Aggressive                    Class A        Class B        Class C        Class S
---------------------------------------------   ------------   ------------   ------------   ------------
Annual Fund Operating Expenses
 (as a percentage of average net assets)
  Management Fees ...........................        0.75%          0.75%          0.75%          0.75%
  12b-1 Fees ................................        0.25%          1.00%          1.00%           None
  Other Expenses ............................        0.53%          0.53%          0.53%          0.53%
    Less Voluntary Reduction ................       (0.18%)        (0.18%)        (0.18%)        (0.18%)
                                                    -----          -----          -----         ------
      Total Fund Operating Expenses
        (after voluntary reduction) .........        1.35%          2.10%          2.10%          1.10%
                                                    =====          =====          =====         ======

Example:

You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum applicable initial sales charge and assuming
(1) 5% annual return and (2) redemption of the entire investment at the end of each time period:


Strategic Portfolios: Conservative
                               1 Year     3 Years     5 Years     10 Years
                               --------   ---------   ---------   ---------
Class A shares .............     $56        $80         $105        $178
Class B shares (1) .........     $69        $90         $123        $203
Class C shares .............     $29        $60         $103        $222
Class S shares .............     $ 9        $29         $ 50        $111





Strategic Portfolios: Moderate
                               1 Year     3 Years     5 Years     10 Years
                               --------   ---------   ---------   ---------
Class A shares .............     $57        $83         $111        $189
Class B shares (1) .........     $70        $93         $128        $213
Class C shares .............     $30        $63         $108        $233
Class S shares .............     $10        $32         $ 55        $122





Strategic Portfolios: Aggressive
                               1 Year     3 Years     5 Years     10 Years
                               --------   ---------   ---------   ---------
Class A shares .............     $58        $86         $116        $200
Class B shares (1) .........     $71        $96         $133        $224
Class C shares .............     $31        $66         $113        $243
Class S shares .............     $11        $35         $ 61        $134




You would pay the following expenses on the same investment, assuming no redemption:





Strategic Portfolios: Conservative
                        1 Year     3 Years     5 Years     10 Years
                        --------   ---------   ---------   ---------
Class B (1) .........     $19        $60         $103        $203
Class C .............     $19        $60         $103        $222





Strategic Portfolios: Moderate
                        1 Year     3 Years     5 Years     10 Years
                        --------   ---------   ---------   ---------
Class B (1) .........     $20        $63         $108        $213
Class C .............     $20        $63         $108        $233





Strategic Portfolios: Aggressive
                        1 Year     3 Years     5 Years     10 Years
                        --------   ---------   ---------   ---------
Class B (1) .........     $21        $66         $113        $224
Class C .............     $21        $66         $113        $243


-------------------------
(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.


The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.


     The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table above are based on experience with expenses during the fiscal year ended October 31, 1997; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Funds"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."


     The Funds have been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to a Fund. Each Fund presently expects such assistance to be provided for the next 12 months or until such Fund's net assets reach $100 million, whichever first occurs. However, no Fund has received any firm commitment that such assistance will in fact be provided.


     For the period ended October 31, 1997, Total Fund Operating Expenses as a percentage of average net assets of Class S shares would have been 1.38% of the Strategic Portfolios:
Conservative; and 1.28% of the Strategic Portfolios: Aggressive; and would have been 1.61% for Class S shares of the Strategic Portfolios: Moderate, in the absence of the voluntary assumption of expenses by the Distributor and its affiliates. Such assumption of fees or expenses, as a percentage of average net assets, amounted to 0.48% of the Class S shares of the Strategic Portfolios:
Conservative; and 0.18% of the Class S shares of the Strategic Portfolios:
Aggressive; and 0.61% of the Class S shares of the Strategic Portfolios:
Moderate.

Financial Highlights


The data set forth below has been audited by Price Waterhouse LLP, independent accountants, and their reports thereon are included in the Statement of Additional Information. For further information about the performance of the Funds, see "Financial Statements" in the Statement of Additional Information. Financial information is not presented for Class B and Class C shares of the Strategic Portfolios: Conservative and the Strategic Portfolios: Aggressive and for Class A, Class B and Class C shares of the Strategic Portfolios: Moderate because no shares of those classes were outstanding during the periods presented.

Strategic Portfolios:
Conservative



                                                                          Class A
                                           ---------------------------------------------------------------------

                                                                            Year ended October 31
                                              November 1, 1996   -----------------------------------------------
                                            to March 27, 1997(1)    1996(1)      1995(1)         1994(2)
                                           --------------------- ------------- ----------- ---------------------
Net asset value, beginning of year .......      $ 11.03            $10.56       $  9.56          $  9.55
                                                 -------           -------      -------          --------
Net investment income* ...................          .21               .42           .47              .20
Net realized and unrealized gain
 (loss) on investments, foreign
 currency and forward contracts ..........          .08               .66          1.00             (.09)
                                                 -------           -------      -------          --------
Total from investment operations .........          .29              1.08          1.47             0.11
                                                 -------           -------      -------          --------
Dividends from net investment
 income ..................................         (.19)             (.36)         (.47)            (.10)
Distribution from net realized gains .....         (.55)             (.25)         --                 --
                                                 --------          ---------    --------         --------
Total distributions ......................         (.74)             (.61)         (.47)            (.10)
                                                 --------          ---------    --------         --------
Net asset value, end of year .............      $ 10.58            $11.03       $ 10.56          $  9.56
                                                 ========          =========    ========         ========
Ratios/supplemental data:
Total return(3) ..........................         2.67%(4)         10.55%        15.84%            1.15%(4)
Net assets at end of year (000s) .........      $    --            $  552       $27,637          $25,014
Ratio of operating expenses to
 average net assets* .....................         1.15%(5)          1.15%         1.15%            1.15%(5)
Ratio of net investment income to
 average net assets* .....................         4.18%(5)          4.35%         4.74%            4.48%(5)
Portfolio turnover rate ..................       117.66%           126.41%       132.50%           70.35%
Average commission rate(6) ...............      $0.0308            $.0436            --               --
*Reflects voluntary assumption of
 fees or expenses per share in
 each year ...............................      $   .03            $  .07       $   .05          $   .03

                                                                   Class S***
                                           ------------------------------------------------------

                                                              Year ended October 31
                                           ------------------------------------------------------
                                              1997(1)       1996(1)      1995(1)     1994(2)
                                           ------------- ------------- ---------- ---------------
Net asset value, beginning of year .......   $ 10.93     $ 10.56        $ 9.56       $9.55
                                             -------     -------        -------      --------
Net investment income* ...................      0.49         .50           .52         .21
Net realized and unrealized gain
 (loss) on investments, foreign
 currency and forward contracts ..........      0.95         .60           .97        (.09)
                                             -------     -------        -------      --------
Total from investment operations .........      1.44        1.10          1.49        0.12
                                             -------     -------        -------      --------
Dividends from net investment
 income ..................................      (.50)       (.48)         (.49)       (.11)
Distribution from net realized gains .....      (.55)       (.25)           --          --
                                             ---------   ---------      --------     --------
Total distributions ......................      (1.05)      (.73)         (.49)       (.11)
                                             ---------   ---------      --------     --------
Net asset value, end of year .............   $ 11.32     $ 10.93        $10.56       $9.56
                                             =========   =========      ========     ========
Ratios/supplemental data:
Total return(3) ..........................     14.11%      10.82%       16.11%        1.25%(4)
Net assets at end of year (000s) .........   $38,501     $33,236        $1,433       $ 100
Ratio of operating expenses to
 average net assets* .....................      0.90%       0.90%         0.90%       0.90%(5)
Ratio of net investment income to
 average net assets* .....................      4.47%       4.50%         4.91%       4.73%(5)
Portfolio turnover rate ..................    117.66%     126.41%       132.50%      70.35%
Average commission rate(6) ...............   $0.0308     $ .0436            --          --
*Reflects voluntary assumption of
 fees or expenses per share in
 each year ...............................   $   .05     $   .06        $  .05       $ .03



(1) Per-share figures have been calculated using the average shares method.
(2) May 16, 1994 (commencement of operations) to October 31, 1994.
(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(4) Not annualized.
(5) Annualized.
(6) Average commission rate per share paid for security trades beginning with the fiscal year ended October 31, 1996.
***Prior to November 1, 1997 Class S shares were designated as Class C shares.

--------------------------------------------------------------------------------

Strategic Portfolios: Moderate


                                                                               Class S***
                                                                -----------------------------------------
                                                                          Year ended October 31
                                                                -----------------------------------------
                                                                   1997(1)        1996(1)       1995(1)
                                                                ------------- -------------- ------------
Net asset value, beginning of year ............................   $ 11.28       $ 10.26      $  9.18
                                                                  -------       -------      -------
Net investment income* ........................................       .35           .35          .36
Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts .......................      1.53          1.07         1.01
                                                                  -------       -------      -------
Total from investment operations ..............................      1.88          1.42         1.37
                                                                  -------       -------      -------
Dividends from net investment income ..........................      (.39)         (.40)        (.29)
Distributions from net realized gains .........................      (.69)           --           --
                                                                  ---------     --------     -------
Total distributions ...........................................     (1.08)         (.40)        (.29)
                                                                  ---------     --------     -------
Net asset value, end of year ..................................   $ 12.08       $ 11.28      $ 10.26
                                                                  =========     ========     =======
Ratios/supplemental data:
Total return(3) ...............................................     17.83%        14.08%+      15.24%+
Net assets at end of year (000s) ..............................   $53,498       $44,989      $39,821
Ratio of operating expenses to average net assets* ............      1.00%         1.00%        1.00%
Ratio of net investment income to average net assets* .........      3.03%         3.23%        3.68%
Portfolio turnover rate .......................................    136.17%       127.59%      120.62%
Average commission rate(6) ....................................   $ .0257       $ .0258           --
*Reflects voluntary assumption of fees or expenses
 per share in each year .......................................   $   .07       $   .05      $   .07



                                                                           Class S***
                                                                ---------------------------------
                                                                     Year ended October 31
                                                                ---------------------------------
                                                                    1994           1993(2)
                                                                ------------ --------------------
Net asset value, beginning of year ............................   $  9.57          $  9.55
                                                                  -------          -------
Net investment income* ........................................       .28              .02
Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts .......................      (.45)              --
                                                                  -------          -------
Total from investment operations ..............................      (.17)            (.02)
                                                                  -------          -------
Dividends from net investment income ..........................      (.22)              --
Distributions from net realized gains .........................        --               --
                                                                  -------          -------
Total distributions ...........................................      (.22)              --
                                                                  -------          -------
Net asset value, end of year ..................................   $  9.18          $  9.57
                                                                  =======          =======
Ratios/supplemental data:
Total return(3) ...............................................     (1.81)%           0.21%(4)
Net assets at end of year (000s) ..............................   $28,494          $25,040
Ratio of operating expenses to average net assets* ............      1.00%            1.00%(5)
Ratio of net investment income to average net assets* .........      3.05%            2.32(5)
Portfolio turnover rate .......................................    142.86%            0.00%
Average commission rate(6) ....................................        --               --
*Reflects voluntary assumption of fees or expenses
 per share in each year .......................................   $   .05          $   .00



(1) Per-share figures have been calculated using the average shares method.
(2) September 28, 1993 (commencement of operations) to October 31, 1993.
(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(4) Not annualized.
(5) Annualized.
(6) Average commission rate per share paid for security trades beginning with the fiscal year ended October 31, 1996.
***Prior to November 1, 1997 Class S shares were designated as Class C shares.
--------------------------------------------------------------------------------

Strategic Portfolios: Aggressive


                                                                      Class A
                                       ---------------------------------------------------------------------
                                                                       Year ended October 31
                                          November 1, 1996   -----------------------------------------------
                                        to March 27, 1997(1)    1996(1)      1995(1)          1994(2)
                                       --------------------- ------------- ----------- ---------------------
Net asset value, beginning of year ...        $12.45             $10.93      $  9.74          $  9.55
                                              -------            -------     -------          --------
Net investment income* ...............           .10                .14          .20              .09
Net realized and unrealized gain
 on investments, foreign
 currency and forward contracts ......           .41               1.79         1.19              .14
                                              -------            -------     -------          --------
Total from investment operations .....           .51               1.93         1.39              .23
                                              -------            -------     -------          --------
Dividends from net investment
 income ..............................          (.13)              (.17)        (.20)            (.04)
Distribution from net realized
 gains ...............................         (1.48)              (.24)          --               --
                                              --------           -------     -------          --------
Total distributions ..................         (1.61)              (.41)        (.20)            (.04)
                                              --------           -------     -------          --------
Net asset value, end of year .........        $11.35             $12.45      $ 10.93          $  9.74
                                              ========           =======     =======          ========
Ratios/supplemental data:
Total return(3) ......................          4.18%(4 )         18.05%       14.49%            2.41%(4)
Net assets at end of year (000s) .....        $   --             $  623      $39,555          $50,999
Ratio of operating expenses to
 average net assets* .................          1.35(5)            1.35%        1.35%            1.35%(5)
Ratio of net investment income to
 average net assets* .................          1.69(5)            1.43%        1.98%            2.01%(5)
Portfolio turnover rate ..............        136.48%            145.59%      127.44%           37.75%
Average commission rate(6) ...........        $.0244             $.0251           --               --
*Reflects voluntary assumption of
  fees or expenses per share in
  each year ..........................        $  .02             $  .01      $   .02          $   .01



                                                                Class S***
                                       ------------------------------------------------------------
                                                         Year ended October 31
                                       ------------------------------------------------------------
                                          1997(1)       1996(1)      1995(1)           1994(2)
                                       ------------- ------------- ----------- --------------------
Net asset value, beginning of year ...   $ 12.43       $ 10.94       $  9.74           $9.55
                                         -------       -------       -------           --------
Net investment income* ...............       .22           .22           .22             .10
Net realized and unrealized gain
 on investments, foreign
 currency and forward contracts ......      2.27          1.74          1.20             .14
                                         -------       -------       -------           --------
Total from investment operations .....      2.49          1.96          1.42             .24
                                         -------       -------       -------           --------
Dividends from net investment
 income ..............................      (.26)         (.23)         (.22)           (.05)
Distribution from net realized
 gains ...............................     (1.48)         (.24)           --              --
                                         -------       -------       --------          --------
Total distributions ..................     (1.74)         (.47)         (.22)           (.05)
                                         -------       -------       --------          --------
Net asset value, end of year .........   $ 13.18       $ 12.43       $ 10.94           $9.74
                                         =======       =======       ========          ========
Ratios/supplemental data:
Total return(3) ......................     22.54%        18.37%        14.85%           2.50%(4)
Net assets at end of year (000s) .....   $77,753       $63,272       $20,809           $ 102
Ratio of operating expenses to
 average net assets* .................      1.10%         1.10%         1.10%           1.10%(5)
Ratio of net investment income to
 average net assets* .................      1.79%         1.78%         2.13%           2.26%(5)
Portfolio turnover rate ..............    136.48%       145.59%       127.44%          37.75%
Average commission rate(6) ...........   $ .0244       $ .0251            --              --
*Reflects voluntary assumption of
  fees or expenses per share in
  each year ..........................   $   .02       $   .03       $   .02           $ .01



(1) Per-share figures have been calculated using the average shares method.
(2) May 16, 1994 (commencement of operations) to October 31, 1994.
(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(4) Not Annualized.
(5) Annualized.
(6) Average commission rate per share paid for security trades beginning with the fiscal year ended October 31, 1996.
***Prior to November 1, 1997 Class S shares were designated as Class C shares.

The Funds' Investments and Asset Allocation

Each of Strategic Portfolios: Conservative, Strategic Portfolios: Moderate and Strategic Portfolios: Aggressive has its own investment objective and policies, as described below. Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without approval of the shareholders of that Fund.

     In seeking to achieve its investment objective, each Fund follows certain investment strategies and policies which are described below and which may be changed without shareholder approval.

     Each Fund will generally allocate its net assets over the long term between equity and debt securities in accordance with the percentage targets set forth for each Fund below. Each Fund, however, may vary from its target from time to time within the ranges specified, based on the Investment Manager's view of economic and market conditions. In addition, each Fund may at any given point in time hold up to 15% of its net assets in cash or cash items for reasons of liquidity or for managing the duration of its debt securities. In the event that, owing to market action or for other reasons, the allocation of a Fund's net assets falls outside its specified percentage ranges for any significant length of time, the Investment Manager will rebalance such Fund's portfolio so that it falls within the specified ranges.


State Street Research Strategic Portfolios: Conservative

The investment objective of Strategic Portfolios: Conservative is to provide, primarily, a high level of current income and, secondarily, long-term growth of capital, consistent with the preservation of capital and reasonable investment risk.

     In seeking to achieve this investment objective the Fund allocates assets across an actively managed diversified mix of debt and equity securities, which the Fund intends, under normal conditions, to allocate, as percentages of net assets, as follows:

 Security Type     Target     Range
---------------   --------   ------
  Debt              70       60-80
  Equity            30       20-40

     The Fund will attempt to limit risk by allocating a substantial majority of the debt portion of its portfolio to investment grade securities. The Fund will not invest more than 5% of its net assets in non-investment grade debt securities. Equity securities will generally be stocks of larger, well established companies, i.e. companies with a market capitalization in excess of $2 billion whose securities are traded on a national securities exchange.


State Street Research Strategic Portfolios: Moderate

The investment objective of Strategic Portfolios: Moderate is to provide both current income and capital appreciation, consistent with the preservation of capital and reasonable investment risk.


     In seeking to achieve this investment objective the Fund allocates assets across an actively managed diversified mix of equity and debt securities, which the Fund intends, under normal conditions, to allocate, as percentages of net assets, as follows:

 Security Type     Target     Range
---------------   --------   ------
  Equity            55       45-65
  Debt              45       35-55

     The Fund will attempt to prudently moderate risk by investing in a broad spectrum of equity and debt securities selected primarily from established companies and investment grade securities. The equity securities will generally be traded on either a national securities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") system.


State Street Research Strategic Portfolios: Aggressive


The investment objective of Strategic Portfolios: Aggressive is to provide high total return from, primarily, growth of capital and secondarily, current income, consistent with reasonable investment risk.


     In seeking to achieve this investment objective the Fund allocates assets across an actively managed diversified mix of equity and debt securities, which the Fund intends, under normal conditions, to allocate, as percentages of net assets, as follows:

 Security Type     Target     Range
---------------   --------   ------
  Equity            80       70-90
  Debt              20       10-30

     The Fund may invest in stocks of smaller and emerging companies and lower quality bonds and other securities that management believes will provide higher returns over the long-term. The equity securities will generally be traded on either a national securities exchange or the NASDAQ system; however, emphasis will likely be on securities traded on the NASDAQ system. Since this strategy involves a higher degree of market risk compared to Strategic Portfolios:
Moderate and Strategic Portfolios: Conservative, this Fund may be more appropriate for investors who have greater tolerance for market fluctuations.


Equity Securities

Each Fund's equity investments will consist of common stocks, or securities convertible into common stocks (e.g. preferred stocks, bonds and debentures), or which carry the right to acquire common stocks (e.g., warrants), primarily having long-term growth potential. Each Fund invests in a broad range of industries and a diversified list of companies whose earnings and/or assets are expected to grow at a rate above the average of the Standard & Poor's 500 Stock Index (the "S&P 500") over the long term. Consequently, the Investment Manager seeks to identify those industries offering the greatest possibilitiesfor profitable expansion. Each Fund also invests in those equity securities which the Investment Manager believes to be selling below their intrinsic values or equity securities of cyclical companies at low points in their cycles.

     Each Fund may invest in securities of non-U.S. issuers directly or indirectly, as for example, in American Depositary Receipts and European Depositary Receipts. See "Investment Practices" herein.

     Each Fund to a lesser or greater degree may invest in equity securities of companies with a smaller or intermediate market capitalization and companies in the emerging growth stage of development. Such securities generally will constitute no more than 10% of the net assets of Strategic Portfolios:
Conservative, but may constitute in the range of 10% to 30% and 15% to 40%, respectively, of Strategic Portfolios: Moderate and Strategic Portfolios:
Aggressive. A company's market capitalization, i.e., the total market value of its publicly traded equity securities, is currently regarded by the Investment Manager as small or intermediate if it is $2 billion or less; the specific dollar amount of capitalization may vary over time and is dependent to some extent on market conditions. The Investment Manager considers emerging growth companies to be those companies which are less mature and have the potential to grow substantially faster than the economy. Investments in these securities may involve greater than average risks because of the possible limited marketability of such securities and the possibility that their prices may fluctuate more widely than the securities of larger more established companies or than the market as a whole.

     For further information regarding equity investments, see "Investment Practices" herein and the Statement of Additional Information.


Debt Securities

Each Fund's debt investments consist of a broad range of short-term or long-term corporate bonds and notes, and U.S. Government securities, and may also include mortgage-related securities, including jumbo mortgage pools, and asset-backed securities, both senior and subordinated, zero coupon securities, pay in kind (PIK) securities, stripped securities, indexed securities, and debt securities of foreign issuers, governments or agencies.

     U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations. The U.S. Government securities in which the Funds invest include, among others: direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds; obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and obligations of mixed-ownership Government corporations such as Resolution Funding Corporation. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so.

     Strategic Portfolios: Conservative will invest 55% or more, and Strategic
Portfolios: Moderate will invest 25% or more, of net assets in debt securities that are considered investment grade by either Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's" ), i.e., rated in the BBB major rating category or higher by S&P or in the Baa major rating category or higher by Moody's, or which are not rated but considered by the Investment Manager to be equivalent to investment grade. Strategic Portfolios: Aggressive may invest but is not required to invest any particular percentage of net assets in such debt securities. Strategic Portfolios: Conservative may invest up to 5%, and Strategic Portfolios: Moderate and Strategic Portfolios:
Aggressive may invest up to 15%, of net assets in non-investment grade debt securities, including securities rated as low as D by S&P or C by Moody's.


     For the fiscal year ended October 31, 1997, the percentage of State Street Research Strategic Portfolios: Aggressive total investments on an average annual basis invested in debt securities of any particular rating category or its equivalent, as determined by the Investment Manager, was as follows: 11% AAA, 3% AA, 1% A, 2% BBB, 1% BB, and 6% B, on a dollar weighted basis, comprising 24% of total investments. Of these bonds, all were rated by a nationally recognized statistical rating organization. The above percentages reflect ratings as of the time of purchase and subsequent changes, if any, including downgrades, for the period the securities were held.


     In seeking debt investments for the Funds, including any in the lower rated categories, the Investment Manager seeks to identify those securities the returns on which are appropriate within the context of the risks involved. In doing so, the Investment Manager will consider both its own credit analysis and the ratings of S&P and Moody's. In the event the rating of a security held by a Fund is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time. When interest rates increase, the value of debt securities and shares of a Fund can be expected to decline.



     For debt rated within the BBB category by S&P, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal. Bonds rated in the Baa category by Moody's lack outstanding investment characteristics and in fact have speculative characteristics as well. Lower rated high yield, high risk securities (i.e., bonds rated within the BB category or lower by S&P or within the Ba category or lower by Moody's or equivalent as determined by the Investment Manager) commonly known as "junk bonds" generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities; credit ratings do not reflect this market risk. In addition, these ratings may not reflect the effect of recent developments on an issuer's ability to make interest and principal payments. Bonds rated in the lowest category and in default may never resume interest payments or repay principal, and their market value may be difficult to determine. Additional risks of such securities include (i) limited liquidity and secondary market support, particularly in the case of securities that are not rated or are subject to restrictions on resale, which may limit the availability of securities for purchase by the Funds, limit the ability of the Funds to sell portfolio securities either to meet redemption requests or in response to changes in the economy or the financial markets, heighten the effect of adverse publicity and investor perceptions and make selection and valuation of portfolio securities more subjective and dependent upon the Investment

Manager's credit analysis; (ii) substantial market price volatility and/or the potential for the insolvency of issuers during periods of changing interest rates and economic difficulty, particularly with respect to securities that do not pay interest currently in cash; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (v) the realization of taxable income for shareholders without the corresponding receipt of cash in connection with investments in "zero coupon" or "pay-in-kind" securities. Growth in the market for lower rated high yield, high risk securities has parallelled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including recessions) are unclear.

     For further information concerning the ratings of debt securities, see the Appendix to this Prospectus.

     Strategic Portfolios: Conservative, Strategic Portfolios: Moderate and Strategic Portfolios: Aggressive may invest up to 40%, 30% and 15%, respectively, of total assets in mortgage-related securities which the Investment Manager considers to be investment grade securities.

     Mortgage-related securities represent interests in private pools of mortgage loans and provide the Funds with a flow-through of interest and principal payments as such payments are received with respect to the mortgages in the pool. Mortgage-related securities may be issued by private entities such as investment banking firms, insurance companies, mortgage bankers and home builders. An issuer may offer senior or subordinated securities related to the same pool of mortgages. The senior securities have priority to the interest and/or principal payments on the mortgages in the pool; the subordinate securities have less priority to such payments. The possibility of prepayment of underlying mortgages, which might be motivated, for instance, by declining interest rates, could lessen the potential for total return in mortgage-related securities. Under such conditions it may not be possible to reinvest the proceeds at the prior interest rate levels.

     U.S. Government agency securities and private label mortgage-related securities in which the Funds may invest include: collateralized mortgage obligations which may be sequential, planned amortization class or tactical amortization class; adjustable rate mortgage, used primarily for defensive purposes, which may be constant-maturity treasuries or 11th District (California) cost-of-funds; and whole or jumbo loans which are loans in excess of an agency's maximum mortgage size.

     Jumbo mortgage pools are backed by mortgages on single family residential homes for a dollar amount higher than mortgages underwritten by government-backed agency mortgage programs. Investments in these pools are subject to the additional risks entailed by the geographic and economic concentration of a majority of the mortgages in these pools being in large metropolitan centers on the East and West coasts and on homes owned by high income individuals and the adverse effect of possible recessions in these areas resulting in potential defaults in mortgage payments and consequent losses to the pool.

     Each Fund may also invest in stripped securities issued by governmental or private issuers. Stripped securities include mortgage-backed securities which have been divided into separate interest and principal components. Holders of the interest components will receive payments of the interest, and holders of the principal components will receive payments of the principal, on the mortgages. Issuers may issue combinations of interest components and principal components. "Interest only" securities are known as IOs; "principal only" securities are known as POs. The risks inherent in IOs and POs, or variations thereof, stem from the effects of declining interest rates and the resultant prepayments of the mortgages. For example, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an IO, even though the IO is rated in the highest rating category by a nationally recognized statistical rating organization. In the case of a PO, a Fund may have difficulty reinvesting receipts of prepayments of principal for an attractive return. The market for IOs and POs is new and there is no assurance it will operate efficiently or provide liquidity in the future.

     Asset-backed (other than mortgage-related) securities represent interests in pools of consumer loans such as credit card receivables, auto loans and leases, loans on equipment such as computers, and other financial instruments. These securities provide a flow-through of interest and principal payments as payments are received on the loans or leases and may be supported by letters of credit or similar guarantees of payment by a financial institution. These securities are subject to the risks of non-payment of the underlying loans as well as the risks of pre-payment. An interest in a bank sponsored master trust which holds the receivables for a major international credit card is an example of an asset-backed security; an interest in a trust which holds the customer receivables for a large consumer products company is another example.

     Strategic Portfolios: Conservative, Strategic Portfolios: Moderate and Strategic Portfolios: Aggressive may invest up to 35%, 25%, and 10%, respectively, of total assets in stripped and asset-backed (other than mortgage-related) securities which the Investment Manager considers to be investment grade.


     Zero or step coupon securities may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus, in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to a Fund. The reporting of interest for PIK securities is similar to the reporting of interest for zero coupon securities. Each Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause a Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The amount of the discount fluctuates with the market value of such securities, which may be more volatile than that of securities which pay interest at regular intervals. PIK debt securities permit the issuer to pay the interest thereon either in cash or as additional debt obligations and generally provide a higher rate of overall return than obligations which pay interest on a regular basis although they may experience greater market volatility than the latter. Excluding U.S. Treasury strip securities (zero coupon securities), none of the Funds expect to invest more than 5% of its net assets in zero or step coupon securities.


Investment Practices

Foreign Investments

Each Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or indices or baskets of securities of foreign issuers. Under current policy, however, Strategic Portfolios: Conservative limits such investments to a maximum of 25%, Strategic Portfolios: Moderate to a maximum of 30%, and Strategic Portfolios:
Aggressive to a maximum of 35%, of its total assets including ADRs.

     ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

     ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund;
(b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange-based tradings. A Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

     The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. Investments in foreign securities also involve the additional cost of converting foreign currency into U.S. dollars.


     These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities and/or countries with economies that are based on only a few industries. Each Fund may invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. However, it is anticipated that a majority of the foreign investments by each Fund will consist of securities of issuers in countries with developed economies.

     For further information regarding foreign investments, see the Statement of Additional Information.

Currency Transactions

In order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies, each Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency transaction, the Funds are dependent upon the creditworthiness and good faith of the counterparty. The Funds will attempt to reduce the risks of nonperformance by a counterparty by dealing only with established, reputable institutions with which the Investment Manager has done substantial business in the past. For further information, see the Statement of Additional Information.



Securities Lending



A Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. A Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by a Fund will generally be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank or repurchase agreements, or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of a Fund's outstanding securities. Such loans may be terminated at any time.


     The transactions are generally structured so that a Fund will retain rights to dividends, interest or other distributions. Voting rights pass with the lending, although a Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

Other Considerations

Certain Derivative Securities

Each Fund may, subject to certain limitations, buy and sell options, futures contracts and options on futures contracts on securities and securities indices. A Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of its net assets; similar policies apply to options which are not commodities. Each Fund may enter various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although none of the Funds presently expect to invest more than 5% of its total assets in such items. These swap arrangements include credit protection swaps, interest rate swaps, currency swaps and index swaps. See the Statement of Additional Information.


Other Investments


The Fund may invest in securities restricted as to resale. Restricted securities may be subject to the risks of illiquidity and subjective valuations because generally, there is a limited resale market for them. Some restricted securities in which the Fund may invest may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), which allows the Fund more flexibility to resell such securities, specifically to certain qualified institutional buyers. The market for Rule 144A securities, however, still is developing, and thus, even securities sold pursuant to the rule may be illiquid or their current market value difficult to determine.


     Each Fund may enter into repurchase agreements and purchase securities on a "when-issued" or forward commitment basis. See the Statement of Additional Information.

Portfolio Turnover

Each Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. A higher portfolio turnover rate may result in greater transaction costs relative to other funds, and may have tax and other consequences as well. See the Statement of Additional Information.


Limiting Investment Risk


In seeking to lessen investment risk, each Fund operates under certain investment restrictions which may not be changed except by a vote of the shareholders of the Fund. Under these restrictions, none of the Funds may purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or, cause more than 10% of the voting securities of such issuer to be held by the Fund (except that for Strategic Portfolios: Conservative the 10% limit on voting securities applies to 100% of the Fund's total assets). None of the Funds may invest more than 25% of the Fund's total assets in securities of issuers principally engaged in any one industry, except this restriction does not apply to investments in U.S. Government securities. In addition, each Fund may borrow money (through reverse repurchase agreements or otherwise) only for extraordinary and emergency purposes, and then not in an amount in excess of 25% of the value of its total assets.


     Each Fund operates under other investment restrictions which may be changed without shareholder approval. Under these restrictions none of the Funds may invest more than 15% of its total assets in illiquid securities including repurchase agreements extending for more than seven days. An illiquid portfolio may affect the ability of a Fund to sell securities either to meet redemption requests or in response to changes in the economy or the financial markets.

     For further information on the above and other investment restrictions, including additional investment restrictions which may be changed without a shareholder vote, see the Statement of Additional Information.

     A Fund may not lend money; however, a Fund may purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto).

     Each Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. A Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which a Fund may invest for such purposes include short-term money market securities such as repurchase agreements, U.S. Government securities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's). See the Statement of Additional Information. When a Fund adopts a temporary defensive position, its investment objective may not be achieved.


  Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth below on pages 16 to 31.

   The Funds are available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below under Purchase of Shares, Redemption of Shares and Shareholder Services accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in a Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

Purchase of Shares

Methods of Purchase

Through Dealers and Others


Shares of the Funds are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Service Center ("Service Center"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.



By Mail

Initial investments in a Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.


     Additional shares may be purchased by mailing to the Service Center a check payable to a Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from a shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the shareholder's account name and number. The Service Center will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").


     If a check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire

An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify the Service Center at 1-800-562-0032 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:

     ABA #011000028
     State Street Bank and Trust Company
     Boston, MA
     BNF = Name of Fund and class of shares
           (A, B, C or S)
     AC  = 99029761
     OBI = Shareholder Name
           Shareholder Account Number
     Control #K (assigned by State Street
      Research Service Center)

     In order for a wire investment to be processed on the same day (i) the investor must notify the Service Center of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.


     An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her securities dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.



     A Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by a Fund. Each Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.

Minimum Investment


                                               Class of Shares
                                ---------------------------------------------
                                    A           B           C           S
                                ---------   ---------   ---------   ---------
Minimum Initial Investment
 By Wire ....................   $5,000      $5,000      $5,000       (a)
 IRAs .......................   $2,000      $2,000      $2,000       (a)
 By Investamatic ............   $1,000      $1,000      $1,000       (a)
 All other ..................   $2,500      $2,500      $2,500       (a)
Minimum Subsequent Investment
 By Wire ....................   $5,000      $5,000      $5,000       (a)
 IRAs .......................   $   50      $   50      $   50       (a)
 By Investamatic ............   $   50      $   50      $   50       (a)
 All other ..................   $   50      $   50      $   50       (a)
(a) Special conditions apply; contact the Distributor.

     Each Fund reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Program).


Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in a Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

     As described in greater detail below, dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.

   The major differences among the various classes of shares are as follows:



                              CLASS A                  CLASS B              CLASS C         CLASS S
                      -----------------------   --------------------   -----------------   --------
 Sales Charges        Initial sales charge      Contingent             Contingent          None
                      at time of                deferred sales         deferred sales
                      investment of up          charge of 5% to        charge of 1%
                      to 4.5% depending         2% applies to any      applies to any
                      on amount of              shares redeemed        shares redeemed
                      investment                within first five      within one year
                                                years following        following their
                                                their purchase; no     purchase
                                                contingent deferred
                                                sales charge after
                                                five years
                      On investments of
                      $1 million or more,
                      no initial sales
                      charge; but
                      contingent deferred
                      sales charge of 1%
                      applies to any
                      shares redeemed
                      within one year
                      following their
                      purchase

 Distribution Fee     None                      0.75% for first        0.75% each year     None
                                                eight years; Class
                                                B shares convert
                                                automatically to
                                                Class A shares
                                                after eight years

 Service Fee          0.25% each year           0.25% each year        0.25% each year     None

 Initial              Above described           4%                     1%                  None
 Commission           initial sales charge
 Received by          less 0.25% to
 Selling              0.50% retained by
 Dealers              Distributor

                      On investments of
                      $1 million or
                      more, 0.25% to
                      1% paid to dealer
                      by Distributor

     In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.



     Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class C shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class C shareholders, therefore, the entire purchase amount is immediately invested in a Fund.


     An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class C shares.


     Class A, Class B and Class C shares are assessed an annual service fee of 0.25% of average daily net assets. Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class C shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of a Fund's shares.


     Class S shares are available through certain employee benefit plans, and special programs with financial intermediaries, among other arrangements.


     Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in a Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts. The Distributor may also pay its affiliate MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales or assets.



Class A Shares--Initial Sales Charges


Sales Charges

The purchase price of a Class A share of a Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the dealer responsible for the sale.


                       Sales        Sales
                      Charge        Charge
                      Paid By      Paid By        Dealer
       Dollar        Investor      Investor     Concession
     Amount of        As % of      As % of       As % of
      Purchase       Purchase     Net Asset      Purchase
    Transaction        Price        Value         Price
--------------------------------------------------------------------------------
 Less than
 $100,000              4.50%        4.71%         4.00%
--------------------------------------------------------------------------------
 $100,000 or
 above but less
 than $250,000         3.50%        3.63%         3.00%
--------------------------------------------------------------------------------
 $250,000 or
 above but less
 than $500,000         2.50%        2.56%         2.00%
--------------------------------------------------------------------------------
 $500,000 or
 above but less
 than $1 million       2.00%        2.04%         1.75%
--------------------------------------------------------------------------------
                                                     See
 $1 million and                                   following
 above                    0%           0%         discussion
--------------------------------------------------------------------------------

     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized dealer a commission based on the aggregate of such sales as follows:


Amount of Sale                    Commission
------------------------------   -----------
(a) $1 million to $3 million         1.00%
(b) Next $2 million                  0.50%
(c) Amount over $5 million           0.25%

     On such sales of $1,000,000 or more, unless the above commission is waived by the dealer, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or
(2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).


     Class A shares of a Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.


Reduced Sales Charges


The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of a Fund or a combination of "Eligible Funds." "Eligible Funds" include the Funds and other funds so designated by the Distributor from time to time. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Securities dealers should call the Service Center for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.



Letter of Intent


Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of a Fund and any other Eligible Funds within a 13- month period. Class B, Class C and Class S shares may also be included under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.



Right of Accumulation


Investors may purchase Class A shares of a Fund or a combination of shares of the Funds and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call the Service Center for details concerning the Right of Accumulation.



Other Programs


Class A shares of the Funds may be sold or issued in an exchange at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Funds at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

     In addition, no sales charge is imposed in connection with the sale of Class A shares of a Fund to the following entities and persons: (A) the Investment Manager, Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups of eligible persons and any other matters, as may be adopted by the Distributor from time to time.


Class B Shares--Contingent Deferred Sales Charges


Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Funds. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.


     The Distributor will pay securities dealers at the time of sale a 4% commission for selling Class B shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof a 1% annual fee with respect to such shares until the shares convert to Class A shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.


     Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:


                                                      Contingent
                                                    Deferred Sales
                                                       Charge As
                                                    A Percentage Of
Redemption During                                   Net Asset Value
------------------------------------------------   ----------------
1st Year Since Purchase ........................          5%
2nd Year Since Purchase ........................          4
3rd Year Since Purchase ........................          3
4th Year Since Purchase ........................          3
5th Year Since Purchase ........................          2
6th Year Since Purchase and Thereafter .........         None


     In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of a Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.


Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 701/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in a Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of a Fund.) The Funds may modify or terminate the waivers described above at any time; for example, the Funds may limit the application of multiple waivers and establish other conditions for employee benefit plans.


Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of a Fund at the end of eight years following the issuance of the Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares--Spread Sales Charges


The purchase price of a Class C share of a Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Funds. Class C shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class C shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class C shares without an initial sales charge.

     Class C shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.


Class S Shares--Special Programs; No Sales Charge

The purchase price of a Class S share of a Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Funds will receive the full amount of the investor's purchase payment.

     In general, Class S shares are only available for new investments by certain large institutions, other advisory accounts of the Investment Manager, and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations. Information on the availability of Class S shares and further conditions and limitations is available from the Distributor.



Net Asset Value

Each Fund's per share net asset values are determined Monday through Friday as of the close of regular trading on the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Assets held by a Fund are valued on the basis of the last reported sale price or quotation as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available, the Funds may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Funds' assets is included in the Statement of Additional Information.


Distribution Plan

Each Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, each Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:




 Class     Service Fee     Distribution Fee
-------   -------------   -----------------
    A         0.25%            None
    B         0.25%           0.75%
    C         0.25%           0.75%
    S          None            None



     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance or servicing of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of a Fund represents payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it for personal services and the maintenance or servicing of shareholder accounts.


     The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

     Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Funds), have also been authorized pursuant to the Distribution Plan.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which a Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which a Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.


Redemption of Shares


Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by the Service Center and delivery of the request by the Service Center to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from a Fund are normally remitted within seven days after receipt of the redemption request by a Fund and any necessary documents in good order.


Methods of Redemption


Request By Mail


A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below), by sending to State Street Research Service Center, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call the Service Center toll-free at 1-800-562-0032.



Request By Telephone


Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available if the address of record has been changed within 30 days of the redemption request. The Funds may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services-- Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.



Proceeds By Wire


Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call

1-800-562-0032 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.



Request to Dealer to Repurchase

For the convenience of shareholders, each Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Funds may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

     The Funds have reserved the right to change, modify or terminate the services described above at any time.


Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, each Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. Each Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by a Fund, and the proceeds of the redemption will be mailed promptly to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in a Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

     A Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset value; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.


Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Funds, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact the Service Center at 1-800-562-0032 for specific requirements relating to your account.


Shareholder Services


The Open Account System

Under the Open Account System full and fractional shares of each Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing shares will not be issued. Shareholders will receive periodic statements of transactions in their accounts.

     The Funds' Open Account System provides the following options:

1. Additional purchases of shares of a Fund may be made through dealers, by wire or by mailing a check, payable to the Fund, to the Service Center under the terms set forth above under "Purchase of Shares."


2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

   (a) All income dividends and capital gains distributions reinvested in additional shares of the applicable Fund.

   (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the applicable Fund.


   (c) All income dividends and capital gains distributions in cash.

   (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.


     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will automatically be coded for reinvestment of all dividends and distributions in additional shares of the same class of the applicable Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.



Exchange Privilege


Shareholders of a Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from a Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of a Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A,

Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

     Shares of a Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Funds and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of a Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by a Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of a Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of a Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.


     For the convenience of the shareholders who have Telephone Privileges, the Funds permit exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-562-0032. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.


     The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.


     The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into such Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, each Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund. Each Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should consult Shareholder Services.


Reinvestment Privilege

A shareholder of a Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.


     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of a Fund. No charge is imposed by the Funds for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.



Investment Plans


The Investamatic Program is available to Class A, Class B and Class C shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from the Service Center.


     The Distributor also offers IRAs and tax-sheltered retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from the Service Center.



Systematic Withdrawal Plan



A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in a Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of a Fund shall be credited to participating shareholders in additional shares. Thus, the withdrawal amounts paid can only be realized by redeeming shares of a Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from a Fund, a shareholder's investment will decrease and may eventually be exhausted.



     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.



     Expenses of the Plan are borne by a Fund. A participating shareholder may withdraw from the Plan, and a Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan


The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from a Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to suspension at any time, and to such policies, limitations and restrictions, as, for instance, may be applicable to street name or master accounts, that may be adopted from time to time.



Automatic Bank Connection

A shareholder may elect, by participating in a Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.


Reports

Reports for each Fund will be sent to shareholders of record of that Fund at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.


Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

(1) the privilege allowing the shareholder to make redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

(2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;

(3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire Form requires a signature guarantee; and


(4) the privilege allowing the shareholder to make telephone purchases or redemptions transmitted via the Automated Clearing House system, into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.

     A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.


     A shareholder may discontinue any Telephone Privilege at any time by advising the Service Center that the shareholder wishes to discontinue the use of such privileges in the future.

     Unless such Telephone Privileges are declined, a shareholder is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Funds, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The share-holder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.


     Shareholders may redeem or exchange shares by calling toll-free 1-800-562-0032. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching the Service Center at such telephone number. In that event, the shareholder should contact the Service Center at 1-800-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.



Shareholder Account Inquiries:
 Please call 1-800-562-0032


Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the applicable Fund. Account inquiries may also be made in writing to State Street Research Service Center, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.



Shareholder Telephone Transactions:
 Please call 1-800-562-0032



Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. The Service Center will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.




The Funds and Their Shares



Strategic Portfolios: Conservative and Strategic Portfolios: Aggressive were organized in 1994 and Strategic Portfolios: Moderate was organized in 1993, all as series of State Street Research Financial Trust, a Massachusetts business trust. The Trustees have authorized shares of each Fund to be issued in four classes: Class A, Class B, Class C and Class S shares. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. The fiscal year end of each Fund is October 31.

     Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. Any redesignation would not affect any substantive rights respecting the shares.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of a Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Funds also have different exchange privileges.

     The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.


     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted to the extent required by applicable law.


     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of a Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.



     As of January 31, 1998, Metropolitan was the record and/or beneficial owner of 66.0% of the outstanding Class S shares of Strategic Portfolios:
Conservative; of 52.3% of the outstanding Class S shares of Strategic
Portfolios: Aggressive; and of 35.7% of the outstanding Class S shares of Strategic Portfolios: Moderate. Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters, such as any Distribution Plan for a given class. Metropolitan may be deemed to be in control of those classes of shares of which it owns more than 25%.


Management of the Funds


Under the provisions of the Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Funds rests with the Trustees. The Funds' investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Funds, subject to the authority of the Board of Trustees.


     The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy, which continues to this day, emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.


     The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan and both are located at One Financial Center, Boston, Massachusetts 02111-2690.


     The Investment Manager has entered into an Advisory Agreement with the Trust pursuant to which investment research and management, administrative services, office facilities and personnel are provided for each Fund in consideration of a fee from each Fund.


     Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to a percentage (on an annual basis) of the average daily value of the net assets of each Fund as follows:
Strategic Portfolios: Conservative, 0.60%; Strategic Portfolios: Moderate, 0.65% and Strategic Portfolios: Aggressive, 0.75%. The fee charged to

Strategic Portfolios: Aggressive is higher than that charged to most mutual funds but is believed by the Trustees to be justified given the considerable analysis and research necessary to manage this Fund in light of its investment objective and policies. Each Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Funds pay, among other expenses, investment advisory fees, certain distribution expenses under the Funds' Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.


     Peter C. Bennett is primarily responsible for the day-to-day management of the Funds' portfolios. Mr. Bennett has managed the Funds since December 1996. Mr. Bennett's principal occupation currently is Executive Vice President and Director of State Street Research & Management Company. Mr. Bennett also serves as Chief Investment Officer--Equities and is a member of the Management Committee of the Investment Manager. During the past five years he has also served as Senior Vice President of the Investment Manager. Mr. Bennett has investment discretion over the entire portfolio of each Fund, makes investment decisions as to specific securities holdings, allocates and continually adjusts such allocations of investments among equity and fixed income securities and among different industry sectors. The portfolio manager uses a team approach on behalf of each Fund and has delegated purchase and sale authority for defined portions of the portfolios to other officers of the Investment Manager. The team members focus on different investment areas within each Fund's sectors, such as international securities, high-yield high-risk securities, large- and small-capitalization equities, investment grade debt, etc.


     Subject to the policy of seeking best overall price and execution, sales of shares of a Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Funds portfolio transactions.

     The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.



Dividends and Distributions; Taxes


Each Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, although it cannot give complete assurance that it will do so. As long as a Fund so qualifies and satisfies certain distribution requirements, it will not be subject to federal income tax on its taxable income (including capital gains, if any) distributed to its shareholders. Consequently, each Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).


     Dividends from net investment income of each Fund normally will be paid four times each year. Distributions of capital gain net income, if any, will generally be made after the end of the fiscal year or as otherwise required for compliance with applicable tax regulations. Both dividends from net investment income and distributions of capital gain net income will be declared and paid to shareholders in additional shares of a Fund at net asset value (except in the case of shareholders who elect a different available distribution method).


     Each Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.


     Dividends paid by a Fund from taxable net investment income and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income, and a portion may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Distributions of net capital gains (the excess of net long- term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares, and are not eligible for the dividends-received deduction.


     Dividends and other distributions and the proceeds of redemption of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.


     The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.



Calculation of Performance Data



From time to time, in advertisements or in communications to shareholders or prospective investors, a Fund may compare the performance of its Class A, Class B, Class C or Class S shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives and/or to appropriate indices, rankings and averages such as those compiled by Lipper Analytical Services, Inc. for the category in which such Fund is placed, Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily.


     Total return is computed separately for each class of shares of each Fund. The average annual total return ("standard total return") for shares of each Fund is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all accrued expenses and recurring charges, including management and distribution fees, are recognized. The calculation also reflects the highest applicable initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return is calculated for the periods specified in applicable regulations and may be accompanied by nonstandard total return information for differing periods computed in the same manner, and with or without annualizing the total return or taking sales charges into account.


     A Fund's yield is computed separately for each class of shares by dividing the net investment income, after recognition of all recurring charges, per share earned during the most recent month or other specified thirty-day period by the applicable maximum offering price per share on the last day of such period and annualizing the result.

     The standard total returns and yield results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return and yield, the results will be increased. Any voluntary waiver of fees or assumption of expenses by the Funds' affiliates will also increase performance results.

     A Fund's distribution rate is calculated separately for each class of shares by annualizing the latest distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as the above described yield, and, therefore, can be significantly different from it. In its supplemental sales literature, each Fund may quote its distribution rate together with the above described standard total return and yield information. The use of such distribution rates would be subject to an appropriate explanation of how the components of the distribution rate differ from the above described yield.

     Performance information may be useful in evaluating a Fund and for providing a basis for comparison with other financial alternatives. Since the performance of a Fund varies in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In addition, the net asset value of shares of a Fund will fluctuate, with the result that shares of a Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in a Fund nor its performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing a Fund to financial alternatives which have such features. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.


Appendix

Description of Debt/Bond Ratings

Standard & Poor's Corporation


     AAA: An obligation rated within the AAA category has the highest rating assigned by S&P. Capacity to meet the financial obligation is strong is extremely strong.

     AA: An obligation rated within the AA category differs from the highest rated obligation only in small degree. Capacity to meet the financial commitment on the obligation is very strong.

     A: An obligation rated within the A category is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet the financial commitment on the obligation is still strong.

     BBB: An obligation rated within the BBB category exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakend capacity to meet the financial commitment on the obligation.

     Obligations rated within the BB, B, CCC, CC and C categories are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated within the BB category is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: An obligation rated within the B category is more vulnerable to nonpayment than obligations rated within the BB category, but currently has the capacity to meet the financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: An obligation rated within the CCC category is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to meet the financial commitment on the obligation.


     CC: An obligation rated CC is currently highly vulnerable to nonpayment.


     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed, but payments on this obligation are being continued.


     D: An obligation rated within the D category is in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     S&P may attach the "r" symbol to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risks--such as interest only (IO) and principal only (PO) mortgage securities; and obligations with unusually risky terms, such as inverse floaters.



Moody's Investors Service, Inc.


     Aaa: Bonds which are rated within the Aaa category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated within the Aa category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated within the A category possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


     Baa: Bonds which are rated within the Baa category are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     Ba: Bonds which are rated within the Ba category are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.


     B: Bonds which are rated within the B category generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


     Caa: Bonds which are rated within the Caa category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


     Ca: Bonds which are rated within the Ca category represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


     C: Bonds which are rated within the C category are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     1, 2 or 3: The ratings from Aa through Baa may be modified by the addition of a numeral indicating a bond's rank within its rating category.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

[STATE STREET COVER]


STATE STREET RESEARCH
STRATEGIC PORTFOLIOS:
  Conservative
  Moderate
  Aggressive
One Financial Center
Boston, MA 02111

INVESTMENT ADVISER
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

DISTRIBUTOR
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

SERVICE CENTER
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

CUSTODIAN
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110


[State Street Research logo]

                             State Street Research
                             Strategic Portfolios:
                       Conservative, Moderate, Aggressive

                                 March 1, 1998

                                   PROSPECTUS


SP-007E-398 IBS                         CONTROL NUMBER: 4741-980301(0499)SSR-LD

                  STATE STREET RESEARCH GOVERNMENT INCOME FUND

                                   a Series of

                      STATE STREET RESEARCH FINANCIAL TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                  March 1, 1998


                                TABLE OF CONTENTS
                                                                      Page

INVESTMENT OBJECTIVE.....................................................2

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS..........................2

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES..........5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS.........................16

THE TRUST, THE FUND AND ITS SHARES......................................20

TRUSTEES AND OFFICERS...................................................21

INVESTMENT ADVISORY SERVICES............................................27

PURCHASE AND REDEMPTION OF SHARES.......................................28

SHAREHOLDER ACCOUNTS....................................................34

NET ASSET VALUE.........................................................38

PORTFOLIO TRANSACTIONS..................................................39

CERTAIN TAX MATTERS.....................................................42

DISTRIBUTION OF SHARES OF THE FUND......................................44

CALCULATION OF PERFORMANCE DATA.........................................49

CUSTODIAN...............................................................55

INDEPENDENT ACCOUNTANTS.................................................55

FINANCIAL STATEMENTS....................................................55

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Government Income Fund (the "Fund") dated March 1, 1998 which may be obtained without charge from the offices of State Street Research Financial Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111- 2690.


CONTROL NUMBER:  1285F-980306(0499)SSR-LD                            GI-879D-398

                              INVESTMENT OBJECTIVE

         As set forth under "Government Income Fund--Goal and Strategy-- Fundamental Goal" in the Prospectus of State Street Research Government Income Fund (the "Fund"), the Fund's investment goal, which is to seek high current income, is fundamental and may not be changed except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.)

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "Government Income Fund--Portfolio Risks" and "Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of a majority of the Trustees of the Trust.

         The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy:

         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

         (2) not to issue senior securities, except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of the Fund's net assets including the amounts borrowed (provided that reverse repurchase agreements shall be limited to 5% of the Fund's total assets);

         (3) not to underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations;

         (4) not to purchase or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate;

         (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

         (6) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

         (7)      not to sell securities short;

         (8) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

         (9) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry (for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry, (c) finance companies will be classified according to the industry of their parent companies, and (d) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including repurchase agreements collateralized by U.S. Government securities) shall be excluded);

         (10) not to borrow money (through reverse repurchase agreements or otherwise) except for emergency purposes or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio accounts is determined to be inconvenient or disadvantageous, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Fund's net assets, and provided further that reverse repurchase agreements shall not exceed 5% of the Fund's total assets; (during the period in which any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Such purchases will be made only to the extent necessary to assure completion of the reverse repurchase agreement);

         (11) not to purchase securities on margin other than in connection with the purchase of put options on financial futures contracts, but the Fund may obtain such short-term credits as are necessary for clearance of transactions; and

         (12) not to hypothecate, mortgage or pledge any of its assets except to secure permitted borrowings and then not in excess of 10% of such Fund's total assets, at the time of the borrowing [as a matter of interpretation which is not part of the fundamental policy, futures, options and forward commitments, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of such investments, are not deemed to involve a hypothecation, mortgage or pledge of assets].

         The following investment restrictions are not fundamental. Under these restrictions, it is the Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days); and


         (2) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange.

                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

Derivatives

         The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the State Street Research & Management Company (the "Investment Manager") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

         Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

         The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from an expected decline in the market value of an asset or group of assets which the Fund does not own or expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

         The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options

         The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

         The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

         Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity

         The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

         As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

         Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Swaps

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including the purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

         The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Currency Transactions

         The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The

Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's total assets.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

         The Fund may purchase "when-issued" securities, which are traded at a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.


Restricted Securities

         It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

         Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Mortgage-Related Securities

         The Fund may also invest in mortgage-related securities which represent interests in pools of mortgage loans and provide the Fund with a flow-through of interest and principal payments as such payments are received with respect to the mortgages in the pool. Mortgage-related securities may be issued by private entities such as investment banking firms and insurance companies. An issuer may offer senior or subordinated securities backed by the same pool of mortgages. The senior securities have priority to the interest and/or principal payments on the mortgages in the pool; the subordinate securities have less priority to such payments on the mortgages in the pool. The mortgage-related securities in which the Fund invests will be rated in the AAA major rating category by S&P or Aaa major rating category by Moody's or not rated but considered by the Investment Manager to be of equivalent investment quality to comparably rated securities.

         Mortgage-related securities and certain U.S. Government securities which are based on mortgages currently offer yields higher than those available from other kinds of government securities, but because of the possibility of prepayment of the underlying mortgages, they may be less effective than other types of securities as a means of locking in attractive long-term interest rates. This is caused by the need to reinvest prepayments of principal generally and the possibility of significant unscheduled payments resulting from a decline in mortgage rates. As a result, mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than other securities with comparable maturities, while having a comparable risk of decline during periods of rising interest rates.

Zero Coupon Securities

         Fixed income securities in which the Fund may invest include zero or step coupon securities. Zero or step coupon securities may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus, in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all or such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The amount of the discount fluctuates with the market value of such securities, which may be more volatile than that of securities which pay interest at regular intervals.

Foreign Investments

         The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 20% of its total assets.

         ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

         ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

         The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

         It is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager, although the Fund presently does not expect to invest more than 5% of its total assets in issuers in such less developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

Securities Lending

         The Fund may lend portfolio securities with a value of up to 33 1/3 % of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

         The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

         The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate involves greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

         The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

Industry Classifications


         In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.

Aerospace                  Electric                  Oil Refining & Marketing
Airline                    Electric Equipment        Oil Service
Asset-backed--Mortgages    Electronic Components     Paper Products
Asset-backed--Credit Card  Electronic Equipment      Personal Care
 Receivables               Entertainment             Photography
Automotive                 Financial Service         Plastics
Automotive Parts           Food & Beverage           Printing & Publishing
Bank                       Forest Products           Railroad
Building                   Gaming & Lodging          Real Estate & Building
Business Services          Gas                       Recreation
Cable                      Gas Transmission          Retail Trade
Capital Goods & Equipment  Grocery                   Savings & Loan
Chemical                   Healthcare & Hospital     Shipping & Transportation
Computer Software &         Management               Technology &
 Service                   Hospital Supply            Communications
Conglomerate               Hotel & Restaurant        Telephone
Consumer Goods &           Insurance                 Textile & Apparel
 Services                  Machinery                 Tobacco
Container                  Media                     Truckers
Cosmetics                  Metal & Mining            Trust Certificates--
Diversified                Office Equipment           Government Related
Drug                       Oil Production             Lending

                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

         The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

         Managing Volatility. In administering the Fund's portfolio, the Investment Manager attempts to manage volatility in part by managing the duration and weighted average maturity of the Fund's bond position.

         Duration is an indicator of the expected volatility of a bond position in response to changes in interest rates. In calculating duration, the Fund measures the average time required to receive all cash flows associated with those debt securities held in the Fund's portfolio -- representing payments of principal and interest -- by considering the timing, frequency and amount of payment expected from each portfolio security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

         The Investment Manager may use several methods to manage the duration of the Fund's bond position in order to increase or decrease its exposure to changes in interest rates. First, the Investment Manager may adjust portfolio duration by adjusting the mix of debt securities held by the Fund. For example, if the Investment Manager intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, the Investment Manager may adjust bond portfolio duration using derivative transactions, especially with interest rate futures and options contracts. For example, if the Investment Manager wants to lengthen the duration of the Fund's bond position, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, the Investment Manager may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

         Weighted average maturity is another indicator of potential volatility used by the Investment Manager with respect to the Fund's bond portfolio, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more bond prices will vary in response to changes in interest rates.

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

[bullet] direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

[bullet] obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

[bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         Treasury STRIPS and Custodial Receipts. U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

         Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                       THE TRUST, THE FUND AND ITS SHARES

         State Street Research Financial Trust currently is comprised of the following series: State Street Research Government Income Fund, State Street Research Strategic Portfolios: Conservative, State Street Research Strategic
Portfolios: Moderate and State Street Research Strategic Portfolios: Aggressive. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series.

         The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class S shares. Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

         The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

         Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

         Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 59. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc. and Executive Vice President, GFM International Investors, Inc.

         +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

         *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 57. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with an affiliate of J.P. Morgan & Co. in New York.

------------------------

         * or +, see footnotes on page 24.

         +Robert A. Lawrence, 175 Congress Street, Boston, MA 02110, serves as Trustee of the Trust. He is 71. He is retired and was formerly a Partner in Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 46. His principal occupation currently, and during the past five years has been, Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc. and Executive Vice President, Chief Financial Officer, Administrative Officer and Director, GFM International Investors, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 42. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Executive Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc. and Executive Vice President and General Counsel, GFM International Investors, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 65. He is retired, and was formerly Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173, serves as Trustee of the Trust. He is 73. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

------------------------

         * or +, see footnotes on page 24.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 59. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 43. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliations include Director of State Street Research Investment Services, Inc.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 55. His principal occupation currently, and during the past five years, has been Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. (until February 1996, prior positions as President and Chief Executive Officer of that company) and Chairman of the Board, Chief Executive Officer and Director of GFM International Investors, Inc.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 73. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

------------------------

         * or +, see footnotes on page 24.

-------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its parent, Metropolitan Life Insurance Company ("Metropolitan"): State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         Record ownership of shares of the Fund as of November 30, 1997 was as follows:

         Class                   Holder                    % of Class

         A                   Merrill Lynch                     38.51
         B                   Merrill Lynch                     17.10
         C(a)                Merrill Lynch                     60.05
         S(a)                Chase Manhattan Bank               6.93
                             State Street Bank                  6.52
                             Amalgamated Bank                  12.87
                             Metropolitan                      69.40

         The full name and address of the above persons or institutions are:

                  Merrill Lynch, Pierce, Fenner & Smith, Inc. (b)
                  One Liberty Plaza, 165 Broadway, New York, NY 10080

                  State Street Bank and Trust Company (b)(c)
                  225 Franklin Street, Boston, MA 02111

                  Amalgamated Bank of New York (b)(d)
                  P.O. Box 370, Cooper Station, New York, NY 10003

                  Chase Manhattan Bank, N.A. (b)(e)
                  770 Broadway, New York, NY 10003

                  Metropolitan Life Insurance Company
                  303 Perimeter Center N. Suite 500, Atlanta, GA 30346

(a) Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

(b) The Fund believes that each named recordholder does not have beneficial ownership of such shares.

(c) State Street Bank and Trust Company holds such shares as custodian for individual retirement accounts.

(d) Amalgamated Bank holds such shares as custodian for various retirement accounts.

(e) Chase Manhattan Bank holds such shares as trustee under certain employee benefit plans serviced by Metropolitan.

         Ownership of 25% or more of a voting security is deemed "control," as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         As of November 30, 1997, the Trustees and principal officers of the Trust as a group owned less than 1% of the outstanding Class A shares of the Fund, and owned none of the outstanding Class B, Class C or Class S shares.*

______________

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         The Trustees were compensated as follows:


                                                            Total
                                                         Compensation
                                     Aggregate          From Trust and
                                   Compensation          Complex Paid
       Name of Trustee             From Trust(a)         to Trustees(b)

Steve A. Garban                       $ 5,459               $ 75,899
Malcolm T. Hopkins                    $ 6,059               $ 78,499
Edward M. Lamont                      $ 9,700               $ 68,741
Robert A. Lawrence                    $10,100               $ 93,125
Dean O. Morton                        $10,900               $ 97,125
Thomas L. Phillips                    $10,100               $ 68,275
Toby Rosenblatt                       $ 9,700               $ 68,741
Michael S. Scott Morton               $12,100               $103,625
Ralph F. Verni                        $     0               $      0
Jeptha H. Wade                        $11,300               $ 74,475

(a) For the Fund's fiscal year ended October 31, 1997. Includes compensation received from multiple series of the Trust. See "The Trust, the Fund and its Shares" in this Statement of Additional Information for a listing of series.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager or its parent, Metropolitan, served as investment adviser. "Total Compensation from Trust and Complex Paid to Trustees" for the 12 months ended December 31, 1997. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924.

         Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

         The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan.




         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.65% of the net assets of the Fund.

         The advisory fees paid by the Fund to the Investment Manager for the last three fiscal years, prior to the assumption of fees or expenses, were as follows: 1997, $4,364,193; 1996, $4,723,842; and 1995, $4,651,813

         The Advisory Agreement provides that it shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under the Fund's Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of each series of the Trust and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which the Fund's shares may be purchased.

         Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by State Street Research Investment Services, Inc., the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Account" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Account--Class A Sales Charge Reductions and Waivers" in the Fund's Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

         In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

         Conversion of Class B Shares to Class A Shares. A shareholder's Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

         Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof a 1% annual fee with respect to such outstanding shares until the shares convert to Class A shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B and Class C shares without an initial sales charge.

         In determining the applicability and rate of any contingent deferred sales charge of Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

         Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age
70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.

         Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

         Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

         In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

         Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Account--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

         Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

         Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

         Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

         Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

                              SHAREHOLDER ACCOUNTS

         General information on shareholder accounts is included in the Fund's Prospectus under "Your Account." The following supplements that information.

         Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

         To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

         The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

         The Fund's Open Account System provides the following options:

          1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

          2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

               (a) All income dividends and capital gains distributions
                   reinvested in additional shares of the Fund.

               (b) All income dividends and capital gains distributions in cash.

               (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

         Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

         Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

         Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

         The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Account--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

         The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

         Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

         Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

         Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

         Telephone Privileges. Unless a shareholder declines telephone privileges that are offered with his or her Account, (see "Your Account--Account Policies--Telephone Requests"), he or she is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder or the shareholder's financial professional to redeem or exchange shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

         Alternative Means of Contacting the Fund. It is unlikely, even during periods of extraordinary market conditions, that a shareholder will have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800- 562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.



                                 NET ASSET VALUE


         The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.


         In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.

         The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of

60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.


                             PORTFOLIO TRANSACTIONS

Portfolio Turnover



         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund's portfolio turnover rates for the fiscal years ended October 31, 1996 and 1997, respectively, were as follows: 88.79% and 124.95%. The Fund's portfolio turnover rate for the most recent fiscal year was significantly higher than the portfolio turnover rate for the previous fiscal year because of measures taken in light of interest rate movements and expectations. The Fund reduced its exposure to mortgage-backed and mortgage-related securities as interest rate spreads tightened and mortgage re-financings became more likely. In that context, the Fund also took steps to move to a slightly longer duration based on the weakness of the bond market.


Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which the transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modeling in conjunction with certain trading systems, and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

         In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department, which sometimes uses this information as consideration in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that portion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. The Fund did not pay any brokerage commission in secondary trading during the fiscal years ended October 31, 1995, 1996, and 1997.

         During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.


                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund--in General

         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) satisfy certain diversification requirements; and (c) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed (or deemed distributed) on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute (or be deemed to have distributed) an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

         Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE FUND

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers.

         Total sales charges on Class A shares paid to the Distributor for the last three fiscal years were as follows: 1997, $403,481; 1996, $724,878; and 1995, $572,439.

         For the same periods, the Distributor retained the following amounts after reallowance of concessions to dealers: 1997, $50,558; 1996, $89,615; and 1995, $70,689.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such Class A, Class B and Class C shares as follows:

                 Fiscal Year               Fiscal Year                      Fiscal Year
           Ended October 31, 1997    Ended October 31, 1996           Ended October 31, 1995
           ----------------------    ----------------------           ----------------------
        Contingent    Commissions   Contingent     Commissions      Contingent       Commissions
         Deferred       Paid to      Deferred        Paid to         Deferred          Paid to
       Sales Charges    Dealers    Sales Charges     Dealers       Sales Charges       Dealers
       -------------  -----------  -------------   -----------     -------------     -----------
Class A   $      0     $352,923       $      0       $635,263         $    180         $501,750
Class B   $287,730     $506,486       $372,729       $973,303         $262,267         $423,866
Class C   $  3,988     $ 46,920       $  1,828       $ 55,368         $  1,189         $      0

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

         The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

         The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

         Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. The distribution and servicing expenses of a particular class will be borne solely by that class. In addition, a rule of the NASD limits annual expenditures that the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time.

         The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

         During the fiscal year ended October 31, 1997, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                                Class A      Class B     Class C
                                             ----------     --------    --------
Advertising                                  $        0     $     0      $3,873

Printing and mailing of prospectuses to
 other than current shareholders                      0           0       1,445

Compensation to dealers                       1,362,695     947,297     131,656

Compensation to sales personnel                       0           0      11,724

Interest                                              0           0           0

Carrying or other financing charges                   0           0           0

Other expenses:  marketing; general                   0           0       5,619
                                                  _____       _____       _____
Total fees                                   $1,362,695     $947,297   $154,317
                                             ==========     ========   ========

         The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

         From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper General U.S.
Government Funds Average.

         The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations on June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after June 1, 1993 adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

         The performance data below reflect Rule 12b-1 fees and, where applicable, sales charges as follows:

                   Rule 12b-1 Fees                           Sales Charges
        --------------------------------------     -----------------------------
Class   Amount           Period
-----   ------           ------
   A    0.25%   Since commencement of              Maximum 4.5% sales charge
                operations to present              reflected

   B    1.00%   0.25% until June 1, 1993;          1- and 5-year periods reflect
                1.00% June 1, 1993 to present;     a 5% and a 2% contingent
                fee will reduce performance        deferred sales charge,
                for periods after June 1, 1993     respectively

   C*   1.00%   0.25% until June 1, 1993;          1-year period reflects a 1%
                1.00% June 1, 1993 to present;     contingent deferred sales
                fee will reduce performance        charge
                for periods after June 1, 1993

   S*    None   0.25% until June 1, 1993;          None
                0% thereafter

___________________

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "--Accrued Expenses and Recurring Charges" later in this section.

Total Return

         The Fund's standard average annual total returns ("standard total return") of each class of shares were as follows:

                   Ten Years            Five Years              One Year
                     Ended                 Ended                  Ended
Fund           October 31, 1997      October 31, 1997       October 31, 1997
----           ----------------      ----------------       ----------------

Class A                 8.16%              6.21%                 3.64%
Class B                 8.28%              6.12%                 2.66%
Class C*                8.29%              6.45%                 6.65%
Class S*                8.77%              7.41%                 8.80%

______________

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                        n
                                  P(1+T)  = ERV

Where:     P   = a hypothetical initial payment of $1,000

           T   = average annual total return

           n   = number of years

           ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield

         The annualized yield of each class of shares of the Fund based on the month of October 1997 was as follows:

         Class A                  5.76%
         Class B                  5.30%
         Class C*                 5.31%
         Class S*                 6.30%

------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         Yield for the Fund's Class A, Class B, Class C and Class S shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                                       6
                   YIELD = 2[( a-b + 1)  -1]
                              ----
                               cd

Where:   a  =  dividends and interest earned during the period

         b = expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends

         d = the maximum offering price per share on the last day of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

         All accrued expenses and recurring charges are taken into account as described later herein.

         Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses and Recurring Charges

         Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and ten years before. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "--Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended October 31, 1997, without taking sales charges into account, were as follows:

         Class A        7.00%
         Class B        6.62%
         Class C*       7.14%
         Class S*       6.62%

__________________

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

Distribution Rates

         The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

         The distribution rate of each class of the Fund, based on the quarter ended October 31, 1997, was as follows:

         Class A        5.89%
         Class B        5.42%
         Class C*       6.43%
         Class S*       5.42%

__________________

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.

         The following financial statements are for the Fund's fiscal year ended October 31, 1997:

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
October 31, 1997


                                     Principal     Maturity         Value
                                      Amount         Date         (Note 1)
                                    ------------- ------------   --------------
U.S. GOVERNMENT SECURITIES 71.2%
U.S. Treasury 41.5%
U.S. Treasury Bond, 13.75%   ......  $ 7,725,000    8/15/2004     $ 11,092,637
U.S. Treasury Bond, 11.625%  ......   24,900,000   11/15/2004       33,031,344
U.S. Treasury Bond, 10.75%   ......   21,500,000    8/15/2005       27,916,460
U.S. Treasury Bond, 12.00%   ......   12,000,000    8/15/2013       17,583,720
U.S. Treasury Bond, 9.875%   ......    8,500,000   11/15/2015       11,893,370
U.S. Treasury Bond, 9.25% .........   17,000,000    2/15/2016       22,668,480
U.S. Treasury Bond, 8.75% .........   11,225,000    5/15/2017       14,438,156
U.S. Treasury Bond, 8.125%   ......   43,400,000    8/15/2021       53,510,895
U.S. Treasury Bond, 6.25% .........   14,050,000    8/15/2023       14,100,440
U.S. Treasury Bond, 7.50% .........   20,000,000   11/15/2024       23,334,400
U.S. Treasury Note Inflation
  Indexed, 3.375%   ...............    3,399,580    1/15/2007        3,353,890
U.S. Treasury Note, 6.625%   ......    3,900,000    7/31/2001        4,013,334
U.S. Treasury Note, 6.25% .........    3,450,000    2/28/2002        3,511,445
U.S. Treasury Note, 7.875%   ......   13,825,000   11/15/2004       15,412,663
U.S. Treasury Note, 6.50% .........    4,575,000    8/15/2005        4,746,563
U.S. Treasury Note, 6.875%   ......    7,150,000    5/15/2006        7,606,957
U.S. Treasury STRIPS, 0.00%  ......   13,000,000   11/15/2001       10,333,180
                                                                  ------------
                                                                   278,547,934
                                                                  ------------
U.S. Agency Mortgage 26.5%
Federal Home Loan Mortgage
  Corp. FHA-VA, 9.00%  ............    5,325,142   12/01/2009        5,664,354
Federal Home Loan Mortgage
  Corp. Series 29-H PAC,
  6.50% ...........................    5,525,000    3/25/2023        5,537,045
Federal Housing Administration
  Court Yard Project, 10.75% ......    6,477,776    8/01/2032        7,174,137
Federal Housing Administration
  East Bay Manor Project,
  10.00%   ........................    6,748,516    3/01/2033        7,414,932
Federal Housing Administration
  Charles River Project,
  9.625%   ........................    9,453,561   12/01/2033       10,398,917
Federal National Mortgage
  Association, 8.50%   ............   10,000,000    2/01/2005       10,459,300
Federal National Mortgage
  Association, 7.50%   ............   10,880,196    6/01/2010       11,206,602
Federal National Mortgage
  Association, 7.00%   ............       40,118    2/01/2024           40,431
Federal National Mortgage
  Association FHA-VA, 8.00% .......    4,141,193    4/01/2008        4,328,872
Federal National Mortgage
  Association FHA-VA, 8.00% .......    5,865,417    6/01/2008        6,131,237


                                     Principal     Maturity          Value
                                       Amount        Date          (Note 1)
                                    ------------- ------------   --------------
Federal National Mortgage
  Association FHA-VA, 8.50% .......  $ 7,665,481    2/01/2009     $  8,053,508
Federal National Mortgage
  Association FHA-VA, 9.00% .......    7,138,894    5/01/2009        7,582,862
Federal National Mortgage
  Association FHA-VA, 9.00% .......    1,660,462    4/01/2016        1,763,726
Federal National Mortgage
  Association TBA, 7.50%  .........    6,250,000   12/15/2012        6,402,344
Government National Mortgage
  Association, 7.50%   ............   10,456,865    6/15/2009       10,793,367
Government National Mortgage
  Association, 9.50%   ............    2,770,840    9/15/2009        3,006,139
Government National Mortgage
  Association, 9.50%   ............    4,958,526   10/15/2009        5,378,432
Government National Mortgage
  Association, 9.50%   ............    2,254,638   11/15/2009        2,446,102
Government National Mortgage
  Association, 9.00%   ............    1,783,238    4/15/2017        1,934,046
Government National Mortgage
  Association, 8.00%   ............    1,735,198   10/15/2017        1,826,834
Government National Mortgage
  Association, 9.50%   ............   12,231,956   11/15/2017       13,224,871
Government National Mortgage
  Association, 9.50%   ............      248,451    9/15/2019          269,768
Government National Mortgage
  Association, 7.50%   ............    2,655,950    9/15/2021        2,729,626
Government National Mortgage
  Association, 7.50%   ............    1,310,682    1/15/2023        1,344,261
Government National Mortgage
  Association, 10.00%  ............   28,545,686    6/15/2023       30,094,763
Government National Mortgage
  Association, 7.50%   ............      736,003    8/15/2023          754,859
Government National Mortgage
  Association, 7.50%   ............      780,210   10/15/2023          800,199
Government National Mortgage
  Association, 7.50%   ............      534,501   12/15/2023          548,195
Government National Mortgage
  Association, 7.50%   ............      715,792    1/15/2024          733,679
Government National Mortgage
  Association, 7.50%   ............    9,085,943    4/15/2024        9,313,001
                                                                  ------------
                                                                   177,356,409
                                                                  ------------


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                       Principal        Maturity         Value
                                        Amount            Date          (Note 1)
                                   ------------------- ------------   ----------------
U.S. Agency 3.2%
Federal Home Loan Mortgage
  Corp. Deb., 7.24%   ............ $10,020,000           5/15/2002     $ 10,074,809
Guaranteed Export Trust Notes
  Series 95-A, 6.28%  ............   7,411,765           6/15/2004        7,488,402
Guaranteed Export Trust Notes
  Series 96-A, 6.55%  ............   3,747,055           6/15/2004        3,817,462
                                                                       ------------
                                                                         21,380,673
                                                                       ------------
Total U.S. Government Securities (Cost $457,523,646)   ............     477,285,016
                                                                       ------------
OTHER INVESTMENTS 26.4%
Trust Certificates 12.9%
Cooperative Utility Trust
  Certificates, 9.50% ............  25,499,000           2/15/2017       26,969,272
Cooperative Utility Trust
  Certificates, 10.11%   .........   1,500,000          12/15/2017        1,582,005
Cooperative Utility Trust
  Certificates, 9.52% ............  24,525,000           3/15/2019       25,986,690
Government Backed Trust Class
  T-3, 9.625%   ..................   8,420,577           5/15/2002        8,925,054
Government Trust Certificates
  Class 2-E, 9.40% ...............  21,939,540           5/15/2002       23,275,658
                                                                       ------------
                                                                         86,738,679
                                                                       ------------
Foreign Government 7.9%
                                   Australian Dollar
Commonwealth of Australia,
  9.00%   ........................  19,950,000           9/15/2004       16,560,825
                                     Canadian Dollar
Government of Canada, 0.00%          5,875,000           2/05/1998        4,128,153
                                  New Zealand Dollar
Government of New Zealand,
  10.00%  ........................   9,625,000           3/15/2002        6,715,102
Government of New Zealand,
  8.00%   ........................   9,500,000          11/15/2006        6,484,273
                                      Pound Sterling
United Kingdom Treasury,
  8.50%   ........................  10,000,000          12/07/2005       18,733,130
                                                                       ------------
                                                                         52,621,483
                                                                       ============


                                       Principal        Maturity          Value
                                        Amount            Date          (Note 1)
                                   ------------------- ------------   ----------------
Finance/Mortgage 5.6%
Chase Mortgage Finance Corp.
  Series 93L-5, 6.25% ............ $ 5,000,000          10/25/2024     $  4,951,562
CWMBS Inc. Series 1994-9 A-2
  PAC, 6.50% .....................   6,844,898           5/25/2024        6,857,732
GE Capital Mortgage Services
  Inc., 5.85%   ..................   3,647,520           9/25/2023        3,633,842
Prudential Home Mortgage
  Securities Co. Series 93-29
  A-6 PAC, 6.75%   ...............   8,089,032           8/25/2008        8,139,589
Residential Funding Corp.
  Series 93-S25 A-1, 6.50%  ......   7,323,294           7/25/2008        7,336,989
Structured Asset Securities
  Corp. Series 97-LL1-A1,
  Certificates Series 97-LLI,
  6.79%   ........................   6,625,000          10/15/2034        6,717,412
                                                                       ------------
                                                                         37,637,126
                                                                       ------------
Total Other Investments (Cost $177,693,180)   ........................  176,997,288
                                                                       ------------
SHORT-TERM OBLIGATIONS 1.9%
Federal Home Loan Bank, 5.50%        4,253,000          11/04/1997        4,251,051
Federal Home Loan Bank, 5.47%        8,100,000          11/05/1997        8,095,077
                                                                       ------------
Total Short-Term Obligations (Cost $12,346,128)  ....................    12,346,128
                                                                       ------------
Total Investments (Cost $647,562,954)--99.5%  .......................   666,628,432
Cash and Other Assets, Less Liabilities--0.5% .......................     3,604,290
                                                                       ------------
Net Assets--100.0% ..................................................  $670,232,722
                                                                       ============
Federal Income Tax Information:
At October 31, 1997, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $647,562,954 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost ....................................................   $ 22,467,765
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax
  cost over value   ..............................                       (3,402,287)
                                                                     ------------
                                                                       $ 19,065,478
                                                                       ============


--------------------------------------------------------------------------------
TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

Forward currency exchange contracts outstanding at October 31, 1997 are as follows:


                                                                                          Unrealized
                                                                                         Appreciation
                                                   Total Value        Contract Price  (Depreciation)     Delivery Date
                                               --------------------   --------------- ----------------   --------------
Sell Australian dollars, Buy U.S. dollars        1,272,000    AUD       .73565  AUD       $  40,960         11/14/97
Sell Australian dollars, Buy U.S. dollars       11,783,000    AUD       .70850  AUD          44,357          1/23/98
Sell Australian dollars, Buy U.S. dollars        4,000,000    AUD       .73289  AUD         116,058         12/10/97
Sell Australian dollars, Buy U.S. dollars        4,910,000    AUD       .73480  AUD         151,835         12/10/97
Sell British pounds, Buy U.S. dollars           10,687,000    GBP      1.62700  GBP        (479,216)         1/23/98
Sell New Zealand dollars, Buy U.S. dollars      10,700,000    NZD       .62300  NZD          37,918          1/23/98
Sell New Zealand dollars, Buy U.S. dollars      10,310,000    NZD       .62414  NZD          48,290          1/23/98
                                                                                          ---------
                                                                                          $ (39,798)
                                                                                          =========


Written put option transactions during the year ended October 31, 1997 were as follows:

                                    Principal
                                      Amount           Premiums
                                   ----------------   -------------
Outstanding, beginning of year                 --              --
Options written                     $  16,500,000      $  101,876
Options expired                                --              --
Options closed                        (16,500,000)       (101,876)
                                    -------------      ----------
Outstanding, end of year            $          --      $       --
                                    =============      ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
---------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES STATEMENT OF OPERATIONS
---------------------------------------------------------------------------
October 31, 1997 For the year ended October 31, 1997


Assets
Investments, at value (Cost $647,562,954) (Note 1)   .........    $ 666,628,432
Cash .........................................................          150,428
Receivable for securities sold  ..............................       29,114,789
Interest receivable ..........................................       11,517,167
Receivable for open forward contracts ........................          439,418
Receivable for fund shares sold ..............................          179,448
Other assets  ................................................            5,396
                                                                  -------------
                                                                    708,035,078
Liabilities
Payable for securities purchased   ...........................       33,634,280
Dividends payable   ..........................................        2,040,973
Payable for fund shares redeemed   ...........................          552,035
Payable for open forward contracts ...........................          479,216
Accrued management fee (Note 2) ..............................          368,054
Accrued transfer agent and shareholder services
  (Note 2) ...................................................          264,200
Accrued distribution and service fees (Note 3) ...............          206,647
Accrued trustees' fees (Note 2) ..............................            8,516
Other accrued expenses .......................................          248,435
                                                                  -------------
                                                                     37,802,356
                                                                  -------------
Net Assets                                                        $ 670,232,722
                                                                  =============
Net Assets consist of:
 Undistributed net investment income  ........................    $   2,339,029
 Unrealized appreciation of investments  .....................       19,065,478
 Unrealized depreciation of forward contracts and
   foreign currency ..........................................          (34,015)
 Accumulated net realized loss  ..............................      (39,689,487)
 Shares of beneficial interest  ..............................      688,551,717
                                                                  -------------
                                                                  $ 670,232,722
                                                                  =============
Net Asset Value and redemption price per share of
  Class A shares ($524,564,649 [divided by] 41,460,715 shares
  of beneficial interest) ....................................    $       12.65
                                                                  =============
Maximum Offering Price per share of Class A shares
  ($12.65 [divided by] .955) .................................    $       13.25
                                                                  =============
Net Asset Value and offering price per share of Class
  B shares ($97,252,569 [divided by] 7,709,687 shares of
  beneficial interest)*   ....................................    $       12.62
                                                                  =============
Net Asset Value and offering price per share of Class
  C shares ($16,300,666 [divided by] 1,291,316 shares of
  beneficial interest)*   ....................................    $       12.62
                                                                  =============
Net Asset Value, offering price and redemption price
  per share of Class S shares ($32,114,838 [divided by]
  2,540,378 shares of beneficial interest)  ..................    $       12.64
                                                                  =============

_____________________________________

* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

Investment Income
Interest  ................................................    $50,464,680
Expenses
Management fee (Note 2)  .................................      4,364,193
Transfer agent and shareholder services (Note 2) .........        686,265
Custodian fee   ..........................................        226,325
Service fee-Class A (Note 3)   ...........................      1,362,695
Distribution and service fees-Class B (Note 3)   .........        947,297
Distribution and service fees-Class C (Note 3)   .........        154,317
Reports to shareholders  .................................        120,433
Registration fees  .......................................         53,334
Audit fee ................................................         43,561
Trustees' fees (Note 2)  .................................         34,065
Legal fees   .............................................         13,590
Miscellaneous   ..........................................         33,406
                                                              -----------
                                                                8,039,481
                                                              -----------
Net investment income ....................................     42,425,199
                                                              -----------
Realized and Unrealized Gain (Loss) on
   Investments, Options, Forward Contracts
   and Foreign Currency
Net realized gain on investments (Notes 1 and 4) .........      5,443,859
Net realized gain on written options .....................         92,892
Net realized gain on forward contracts and foreign
  currency (Note 1)   ....................................      3,226,994
                                                              -----------
 Total net realized gain .................................      8,763,745
                                                              -----------
Net unrealized appreciation of investments (Note 5)   .         2,636,837
Net unrealized depreciation of forward contracts and
  foreign currency .......................................        (79,138)
                                                              -----------
 Total net unrealized appreciation   .....................      2,557,699
                                                              -----------
Net gain on investments, options, forward contracts
  and foreign currency   .................................     11,321,444
                                                              -----------
Net increase in net assets resulting from operations   .      $53,746,643
                                                              ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
October 31, 1997

                                          Years ended October 31
                                    ----------------------------------
                                        1996              1997
                                    ---------------   ----------------
Increase (Decrease) in Net Assets
Operations:
Net investment income   .........   $ 46,482,643       $  42,425,199
Net realized gain (loss) on
  investments, options,
  forward contracts and
  foreign currency   ............     (3,552,004)          8,763,745
Net unrealized appreciation
  (depreciation) of
  investments, forward
  contracts and foreign
  currency  .....................     (6,405,085)          2,557,699
                                    ------------       -------------
Net increase resulting from
  operations   ..................     36,525,554          53,746,643
                                    ------------       -------------
Dividends from net
  investment income:
 Class A ........................    (39,055,243)        (35,201,643)
 Class B ........................     (5,188,785)         (5,410,928)
 Class C ........................       (773,463)           (880,065)
 Class S ........................       (404,930)         (1,061,597)
                                    ------------       -------------
                                     (45,422,421)        (42,554,233)
                                    ------------       -------------
Net decrease from fund share
  transactions (Note 6) .........    (50,352,743)        (42,731,617)
                                    ------------       -------------
Total decrease in net assets ....    (59,249,610)        (31,539,207)
Net Assets
Beginning of year ...............    761,021,539         701,771,929
                                    ------------       -------------
End of year (including
  undistributed net
  investment income of
  $100,856 and $2,339,029,
  respectively)   ...............   $701,771,929       $ 670,232,722
                                    ============       =============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1997

Note 1

State Street Research Government Income Fund (the "Fund") is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in March, 1987. The Trust consists presently of four separate funds: State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate, State Street Research Strategic Portfolios: Conservative and State Street Research Strategic
Portfolios: Aggressive.

The investment objective of the Fund is to seek high current income. In seeking to achieve its investment objective, the Fund invests primarily in U.S. Government securities.


The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser") and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.


The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Securities for which there is no such valuation, if any, are valued at their fair value as determined in accordance with established methods consistently applied. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Accretion of discount is computed under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends are declared daily based upon projected net investment income and are paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, if any, within the prescribed time periods. At October 31, 1997, the Fund had a capital loss carryforward of $39,689,487 available, to the extent provided in regulations, to offset future capital gains, if any, of which $18,353,379, $17,196,293 and $4,139,815 expires on October 31, 1998, 2002 and 2004, respectively. The Fund had a capital loss carryforward of $40,525,802 expire on October 31, 1997. In addition, as part of a merger that occurred on May 12, 1995, the Fund acquired from MetLife-State Street Research Government Securities Fund a capital loss carryforward of $5,100,777, of which $3,074,207 and $2,026,570 expires on October 31, 2001 and 2002, respectively. The Fund's use of such capital loss carryforward may be limited under current tax laws.


F. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. Written Put Options

The Fund may write put options to enhance return and to hedge against unfavorable market conditions. A written put option is a contract in which the option writer grants the option buyer the right to sell back to the writer a designated security at a specified price and time. The premium paid by the buyer is recorded in the Fund's accounts as a liability and subsequently marked to the current market value of the written option resulting in an unrealized gain or loss. Exchange traded written options are valued at the last sale price, or if no sales are reported, the last ask price. If the written option expires unexercised, the Fund will realize a gain in the amount of the premium. If the option is closed, the Fund will recognize a gain or loss based on the difference between the cost of closing the option and the premium. If the option is exercised, the Fund's cost basis of the acquired security will be the exercise price decreased by the premium. The Fund accepts the risk of a decline in value of the underlying security below the exercise price and the risk that an illiquid secondary market will limit the Fund's ability to close the option contract.


Note 2

The Trust and the Adviser, an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1997, the fees pursuant to such agreement amounted to $4,364,193.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

plans, through or under which shares of the Trust may be purchased. During the year ended October 31, 1997, the amount of such expenses was $242,080.

The fees of the Trustees not currently affiliated with the Adviser amounted to $34,065 during the year ended October 31, 1997.



Note 3

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1997, fees pursuant to such plan amounted to $1,362,695, $947,297 and $154,317 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $50,558 and $258,372, respectively, on sales of Class A shares of the Fund during the year ended October 31, 1997, and that MetLife Securities, Inc. earned commissions aggregating $253,677 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $287,730 and $3,988 on redemptions of Class B and Class C shares, respectively, during the same period.


Note 4

For the year ended October 31, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $813,782,491 and $860,992,919 (including $745,334,612 and $697,592,306 of U.S. Government obligations), respectively.


Note 5

On June 20, 1997, the Fund acquired the assets and liabilities of State Street Research International Fixed Income Fund ("International Fixed Income Fund") in exchange for shares of each class of the Fund. The acquisition was accounted for as a tax-free exchange of 122,345 Class A shares, 226,623 Class B shares, 46,221 Class C shares and 1,845,952 Class S shares of the Fund for the net assets of International Fixed Income Fund which amounted to $1,514,628, $2,798,800, $571,293 and $22,834,432 for Class A, Class B, Class D and Class C shares, respectively. The net assets of International Fixed Income Fund included $801,654 of unrealized appreciation at the close of business on June 20, 1997. The net assets of the Fund immediately after the acquisition were $680,812,302.


Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1997, the Distributor owned 12,241 Class A shares and Metropolitan owned 1,768,508 Class S shares of the Fund.


Share transactions were as follows:


                                                                               Years ended October 31
                                                                          ---------------------------------
                                                                                        1996
                                                                          ---------------------------------
Class A                                                                     Shares           Amount
------------------------------------------------------------------------- --------------- -----------------
Shares sold  ............................................................    2,386,852     $   29,601,645
Issued in connection with acquisition of International Fixed Income Fund            --                 --
Issued upon reinvestment of dividends   .................................    1,707,616         21,188,423
Shares repurchased ......................................................   (9,183,464)      (113,908,052)
                                                                            ----------     --------------
Net decrease ............................................................   (5,088,996)    $  (63,117,984)
                                                                            ==========     ==============
Class B                                                                      Shares            Amount
-------------------------------------------------------------------------  ----------      --------------
Shares sold  ............................................................    2,341,362     $   29,026,329
Issued in connection with acquisition of International Fixed Income Fund            --                 --
Issued upon reinvestment of dividends   .................................      275,775          3,412,679
Shares repurchased ......................................................   (1,940,555)       (24,024,991)
                                                                            ----------     --------------
Net increase ............................................................      676,582     $    8,414,017
                                                                            ==========     ==============
Class C (Formerly Class D)                                                   Shares            Amount
-------------------------------------------------------------------------  ----------      --------------
Shares sold  ............................................................      520,289     $    6,453,505
Issued in connection with acquisition of International Fixed Income Fund            --                 --
Issued upon reinvestment of dividends   .................................       43,660            539,841
Shares repurchased ......................................................     (435,567)        (5,400,796)
                                                                            ----------     --------------
Net increase ............................................................      128,382     $    1,592,550
                                                                            ==========     ==============
Class S (Formerly Class C)                                                   Shares            Amount
-------------------------------------------------------------------------  ----------      --------------
Shares sold  ............................................................      518,980     $    6,381,030
Issued in connection with acquisition of International Fixed Income Fund            --                 --
Issued upon reinvestment of dividends   .................................       30,667            379,365
Shares repurchased ......................................................     (324,941)        (4,001,721)
                                                                            ----------     --------------
Net increase ............................................................      224,706     $    2,758,674
                                                                            ==========     ==============

                                                                                        1997
                                                                          ---------------------------------
Class A                                                                     Shares           Amount
------------------------------------------------------------------------- --------------- -----------------
Shares sold  ............................................................    1,724,885     $   21,326,126
Issued in connection with acquisition of International Fixed Income Fund       122,345          1,514,628
Issued upon reinvestment of dividends   .................................    1,617,477         20,020,535
Shares repurchased ......................................................   (8,994,512)      (111,248,439)
                                                                            ----------     --------------
Net decrease ............................................................   (5,529,805)    $  (68,387,150)
                                                                            ==========     ==============
Class B                                                                      Shares            Amount
-------------------------------------------------------------------------- ----------      --------------
Shares sold  ............................................................    1,428,886     $   17,617,666
Issued in connection with acquisition of International Fixed Income Fund       226,623          2,798,800
Issued upon reinvestment of dividends   .................................      289,207          3,569,308
Shares repurchased ......................................................   (1,914,285)       (23,580,814)
                                                                            ----------     --------------
Net increase ............................................................       30,431     $      404,960
                                                                            ==========     ==============
Class C (Formerly Class D)                                                   Shares            Amount
-------------------------------------------------------------------------- ----------      --------------
Shares sold  ............................................................      463,886     $    5,714,578
Issued in connection with acquisition of International Fixed Income Fund        46,221            571,293
Issued upon reinvestment of dividends   .................................       51,335            634,002
Shares repurchased ......................................................     (436,411)        (5,400,255)
                                                                            ----------     --------------
Net increase ............................................................      125,031     $    1,519,618
                                                                            ==========     ==============
Class S (Formerly Class C)                                                   Shares            Amount
-------------------------------------------------------------------------- ----------      --------------
Shares sold  ............................................................      211,412     $    2,620,092
Issued in connection with acquisition of International Fixed Income Fund     1,845,952         22,834,432
Issued upon reinvestment of dividends   .................................       42,472            525,501
Shares repurchased ......................................................     (184,733)        (2,249,070)
                                                                            ----------     --------------
Net increase ............................................................    1,915,103     $   23,730,955
                                                                            ==========     ==============

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:


                                                                                        Class A
                                                             --------------------------------------------------------------
                                                                                 Years ended October 31
                                                             --------------------------------------------------------------
                                                               1993        1994(1)      1995(1)      1996(1)      1997(1)
                                                             ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year ($)                          12.38        12.92        11.68        12.58        12.43
                                                               ------       ------       ------        -----       ------
 Net investment income ($)                                       0.84         0.81         0.83         0.81         0.80
 Net realized and unrealized gain (loss) on investments,
  options, forward contracts and foreign currency ($)            0.56       ( 1.26)        0.88        (0.17)        0.22
                                                               ------       ------       ------        -----       ------
Total from investment operations ($)                             1.40       ( 0.45)        1.71         0.64         1.02
                                                               ------       ------       ------        -----       ------
 Dividends from net investment income ($)                      ( 0.84)      ( 0.79)      ( 0.81)       (0.79)      ( 0.80)
 Distributions from capital gains ($)                          ( 0.02)          --           --           --           --
                                                               ------       ------       ------        -----       ------
Total distributions ($)                                        ( 0.86)      ( 0.79)      ( 0.81)       (0.79)      ( 0.80)
                                                               ------       ------       ------        -----       ------
Net asset value, end of year ($)                                12.92        11.68        12.58        12.43        12.65
                                                               ======       ======       ======        =====       ======
Total return(3)(%)                                              11.63       ( 3.58)       15.07         5.28         8.52
Ratios/supplemental data:
Net assets at end of year ($ thousands)                       868,556      638,418      655,045      584,313      524,565
Ratio of operating expenses to average net assets (%)            1.05         1.07         1.10         1.09         1.08
Ratio of net investment income to average net assets (%)         6.59         6.54         6.83         6.50         6.44
Portfolio turnover rate (%)                                    103.49       134.41       105.57        88.79       124.95




                                                                                         Class B
                                                             ---------------------------------------------------------------
                                                                                 Years ended October 31
                                                             ---------------------------------------------------------------
                                                               1993(2)        1994(1)     1995(1)     1996(1)     1997(1)
                                                             --------------   ---------   ---------   ---------   ----------
Net asset value, beginning of year ($)                           12.67          12.91       11.66       12.55       12.40
                                                                -------        ------      ------       -----      ------
 Net investment income ($)                                        0.30           0.72        0.73        0.71        0.70
 Net realized and unrealized gain (loss) on investments,
  options, forward contracts and foreign currency ($)             0.24         ( 1.27)       0.87       (0.16)       0.22
                                                                -------        ------      ------       -----      ------
Total from investment operations ($)                              0.54         ( 0.55)       1.60        0.55        0.92
                                                                -------        ------      ------       -----      ------
 Dividends from net investment income ($)                       ( 0.30)        ( 0.70)     ( 0.71)      (0.70)     ( 0.71)
                                                                -------        ------      ------       -----      ------
Total distributions ($)                                         ( 0.30)        ( 0.70)     ( 0.71)      (0.70)     ( 0.71)
                                                                -------        ------      ------       -----      ------
Net asset value, end of year ($)                                 12.91          11.66       12.55       12.40       12.61
                                                                =======        ======      ======       =====      ======
Total return(3)(%)                                                4.32(4)      ( 4.38)      14.15        4.51        7.66
Ratios/supplemental data:
Net assets at end of year ($ thousands)                         26,578         52,319      87,908      95,218      97,253
Ratio of operating expenses to average net assets (%)             1.81(5)        1.82        1.85        1.84        1.83
Ratio of net investment income to average net assets (%)          5.67(5)        5.86        6.01        5.75        5.68
Portfolio turnover rate (%)                                     103.49         134.41      105.57       88.79      124.95

--------------------------------------------------------------------------------
(1) Per-share figures have been calculated using the average shares method.

(2) June 1, 1993 (commencement of share class designations) to October 31,
    1993.

(3) Does not reflect any front-end or contingent deferred sales charges.

(4) Not annualized.

(5) Annualized.
                                       63

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------



                                                                               Class C (Formerly Class D)
                                                             ---------------------------------------------------------------
                                                                                 Years ended October 31
                                                             ---------------------------------------------------------------
                                                               1993(2)        1994(1)     1995(1)     1996(1)     1997(1)
                                                             --------------   ---------   ---------   ---------   ----------
Net asset value, beginning of year ($)                           12.67          12.91       11.66       12.56       12.41
                                                                -------        ------      ------       -----      ------
 Net investment income ($)                                        0.30           0.72        0.74        0.71        0.70
 Net realized and unrealized gain (loss) on investments,
  options, forward contracts and foreign currency ($)             0.24         ( 1.27)       0.87       (0.16)       0.22
                                                                -------        ------      ------       -----      ------
Total from investment operations ($)                              0.54         ( 0.55)       1.61        0.55        0.92
                                                                -------        ------      ------       -----      ------
 Dividends from net investment income ($)                       ( 0.30)        ( 0.70)     ( 0.71)      (0.70)     ( 0.71)
                                                                -------        ------      ------       -----      ------
Total distributions ($)                                         ( 0.30)        ( 0.70)     ( 0.71)      (0.70)     ( 0.71)
                                                                -------        ------      ------       -----      ------
Net asset value, end of year ($)                                 12.91          11.66       12.56       12.41       12.62
                                                                =======        ======      ======       =====      ======
Total return(3)(%)                                                4.32(4)      ( 4.38)      14.24        4.51        7.65
Ratios/supplemental data:
Net assets at end of year ($ thousands)                         12,101         13,425      13,033      14,473      16,301
Ratio of operating expenses to average net assets (%)             1.88(5)        1.82        1.85        1.84        1.83
Ratio of net investment income to average net assets (%)          5.59(5)        5.84        6.08        5.76        5.68
Portfolio turnover rate (%)                                     103.49         134.41      105.57       88.79      124.95

                                                                               Class S (Formerly Class C)
                                                             ---------------------------------------------------------------
                                                                                 Years ended October 31
                                                             ---------------------------------------------------------------
                                                              1993(2)         1994(1)     1995(1)     1996(1)     1997(1)
                                                             --------------   ---------   ---------   ---------   ----------
Net asset value, beginning of year ($)                           12.67          12.92       11.67       12.57       12.42
                                                                ------         ------      ------       -----      ------
 Net investment income ($)                                        0.19           0.84        0.90        0.84        0.80
 Net realized and unrealized gain (loss) on investments,
  options, forward contracts and foreign currency ($)             0.42         ( 1.27)       0.84       (0.17)       0.25
                                                                ------         ------      ------       -----      ------
Total from investment operations ($)                              0.61         ( 0.43)       1.74        0.67        1.05
                                                                ------         ------      ------       -----      ------
 Dividends from net investment income ($)                       ( 0.36)        ( 0.82)     ( 0.84)      (0.82)     ( 0.83)
                                                                ------         ------      ------       -----      ------
Total distributions ($)                                         ( 0.36)        ( 0.82)     ( 0.84)      (0.82)     ( 0.83)
                                                                ------         ------      ------       -----      ------
Net asset value, end of year ($)                                 12.92          11.67       12.57       12.42       12.64
                                                                ======         ======      ======       =====      ======
Total return(3)(%)                                                4.82(4)      ( 3.42)      15.37        5.55        8.80
Ratios/supplemental data:
Net assets at end of year ($ thousands)                             36            203       5,036       7,767      32,115
Ratio of operating expenses to average net assets (%)             0.80(5)        0.82        0.85        0.84        0.82
Ratio of net investment income to average net assets (%)          6.59(5)        8.01        6.79        6.78        6.66
Portfolio turnover rate (%)                                     103.49         134.41      105.57       88.79      124.95


--------------------------------------------------------------------------------
(1) Per-share figures have been calculated using the average shares method.

(2) June 1, 1993 (commencement of share class designations) to October 31,
    1993.

(3) Does not reflect any front-end or contingent deferred sales charges.

(4) Not annualized.

(5) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research Government Income Fund



In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Government Income Fund (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts

December 12, 1997

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Government Income Fund had a strong year. Class A shares of the Fund returned +8.52% [without sales charge] for the 12 months ended October 31, 1997. This total return performance was higher than that of the average U.S. government income fund tracked by Lipper Analytical Services, which returned +7.99% for the same period. The Merrill Lynch Government Master Index was up 8.67%.

The Fund's current portfolio consists primarily of U.S. Treasury bonds and bonds issued or backed by agencies of the U.S. government.

A generally favorable environment and a shift from mortgage bonds to longer duration U.S. Treasuries helped the Fund. The manager reduced the portfolio's mortgage exposure from 37% to 27%, and reinvested the proceeds in U.S. Treasuries. The Fund benefited as long-term bonds gained the most as interest rates came down during the year and fewer new bonds were issued, the result of a reduced budget deficit.

The Fund's foreign bond investments also added value. The manager increased the Fund's exposure to foreign bonds and hedged the positions to protect returns against a rising dollar.


October 31, 1997



All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Investments in the Fund are not insured or guaranteed by the U.S. government or any other entity. Performance for a class includes periods prior to the adoption of class designations. "S" shares, offered without a sales charge, are available only through employee benefit plans and special programs. Performance for "B" and "C" shares prior to class designations in 1993 reflects annual 12b-1 fees of .25%, and performance thereafter reflects annual 12b-1 fees of 1%, which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "C" share contingent deferred sales charges, where applicable. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. The Merrill Lynch Government Master and Blended Indices are commonly used measures of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.


                      Change In Value Of $10,000 Based On
                      The Merrill Lynch Blended Index And
                   The Merrill Lynch Government Master Index
                Compared To Change In Value Of $10,000 Invested
                           In Government Income Fund

********************************[MOUNTAIN CHARTS:]*****************************

Class A Shares

Average Annual Total Return
1 Year    5 Years  10 Years
+3.64%    +6.21%   +8.16%

          Government
          Income      ML Government    ML Blended
          Fund        Master Index     Index

10/87       9550         10000         10000
10/88      10483         11113         10973
10/89      11492         12393         12291
10/90      12128         13233         13022
10/91      14099         15259         14928
10/92      15489         16760         16472
10/93      17291         18672         18614
10/94      16671         18043         17808
10/95      19183         20797         20553
10/96      20196         21966         21590
10/97      21917         23900         23463
--------------------------------------------------------------------------------
Class B Shares

Average Annual Total Return

1 Year    5 Years   10 Years
+2.66%    +6.12%    +8.28%

          Government
          Income      ML Government    ML Blended
          Fund        Master Index     Index

10/87       10000       10000          10000
10/88       10977       11113          10973
10/89       12033       12393          12291
10/90       12700       13233          13022
10/91       14763       15259          14928
10/92       16219       16760          16472
10/93       18037       18672          18614
10/94       17248       18043          17808
10/95       19689       20797          20553
10/96       20577       21966          21590
10/97       22153       23900          23463

--------------------------------------------------------------------------------
Class C Shares

Average Annual Total Return

1 Year    5 Years  10 Years
+6.65%    +6.45%   +8.29%

          Government
          Income      ML Government    ML Blended
          Fund        Master Index     Index

10/87       10000       10000          10000
10/88       10977       11113          10973
10/89       12033       12393          12291
10/90       12700       13233          13022
10/91       14763       15259          14928
10/92       16219       16760          16472
10/93       18037       18672          18614
10/94       17247       18043          17808
10/95       19703       20797          20553
10/96       20591       21966          21590
10/97       22167       23900          23463

--------------------------------------------------------------------------------
Class D Shares

Average Annual Total Return

1 Year    5 Years  10 Years
+8.80%    +7.41%   +8.77%

          Government
          Income      ML Government    ML Blended
          Fund        Master Index     Index

10/87       10000       10000          10000
10/88       10977       11113          10973
10/89       12033       12393          12291
10/90       12700       13233          13022
10/91       14763       15259          14928
10/92       16219       16760          16472
10/93       18124       18672          18614
10/94       17503       18043          17808
10/95       20193       20797          20553
10/96       21313       21966          21590
10/97       23189       23900          23463

--------------------------------------------------------------------------------

            STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
              STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
             STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

                 SERIES OF STATE STREET RESEARCH FINANCIAL TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                  March 1, 1998


                                TABLE OF CONTENTS

                                                                          Page

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS ........................    2

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES ........    4

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS ........................   13

TRUSTEES AND OFFICERS ..................................................   17

INVESTMENT ADVISORY SERVICES ...........................................   22

PURCHASE AND REDEMPTION OF SHARES ......................................   23

NET ASSET VALUE ........................................................   26

PORTFOLIO TRANSACTIONS .................................................   27

CERTAIN TAX MATTERS ....................................................   30

DISTRIBUTION OF SHARES OF THE FUNDS ....................................   32

CALCULATION OF PERFORMANCE DATA ........................................   36

CUSTODIAN ..............................................................   40

INDEPENDENT ACCOUNTANTS ................................................   40

FINANCIAL STATEMENTS ...................................................   40


         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Strategic Portfolios: Conservative ("Strategic Portfolios: Conservative"), State Street Research Strategic Portfolios: Moderate ("Strategic Portfolios:
Moderate") and State Street Research Strategic Portfolios: Aggressive ("Strategic Portfolios: Aggressive") (individually, a "Fund" and collectively, the "Funds"), dated March 1, 1998, which may be obtained without charge from the offices of State Street Research Financial Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111.


CONTROL NUMBER:  1285-960301(0398)SSR-LD                            SP-879D-397

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth in part under "The Funds' Investments and Asset Allocation," "Investment Practices" and "Limiting Investment Risk" in the Funds' Prospectus, the Funds have adopted certain investment restrictions.


         The fundamental and nonfundamental policies of the Funds do not apply to any matters involving the issuance of multiple classes of shares of the Funds or the creation of a structure allowing the Funds to invest substantially all its assets in a related collective investment vehicle for similar funds or allowing the Funds to serve as such a collective investment vehicle for other similar funds, to the extent permitted by law and regulatory authorities.


         All of the Funds' fundamental investment restrictions are set forth below. These fundamental investment restrictions may not be changed except by the affirmative vote of a majority of the Funds' outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities whichever is less.) Under these restrictions, it is each Fund's policy:

         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund except that for Strategic Portfolios: Conservative, the 10% limit on voting securities applies to 100% of the Fund's total assets);

         (2) not to issue senior securities as defined in the 1940 Act, except as permitted by Section 18(f)(2) of that Act and the rules thereunder or as permitted by an order of the Securities and Exchange Commission;

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and
                  (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

         (4) not to purchase or sell fee simple interests in real estate, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

         (5) not to invest in commodities or commodity contracts in excess of 10% of the Fund's total assets, except that investments in swap arrangements, currencies, futures contracts and options on futures contracts on securities, securities indices and currencies shall not be deemed an investment in commodities or commodities contracts;

         (6) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

         (7) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry [for purposes of this restriction, (a) utilities may be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies may each be deemed in a separate industry, (b) oil and oil related companies may be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies may each be deemed in a separate industry,
                  (c) finance companies may be classified according to the industries of their parent companies, and (d) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) may be excluded]; and

         (8) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing.

         The following nonfundamental investment restrictions may be changed without shareholder approval. Under these restrictions, it is each Fund's policy:


         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

                  (2) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies;

                  (3) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box";

                  (4) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures, options and forward commitments, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of such investments, are not deemed to involve a hypothecation, mortgage or pledge of assets);

                  (5) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange; and

                  (6) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments.


                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

Derivatives

         Each Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts and swaps under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of a Fund. Each Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

         Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Funds to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The

Funds may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

         The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.


Futures Contracts


         Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

         The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. Each Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.


         In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. Each Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options

         Each Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, that is the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

         The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.


         Among the options which a Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.


Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity


         A Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Funds apply a similar policy to options that are not commodities.

         As noted above, the Funds may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Each Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Nonhedging strategies typically involve special risks. The profitability of a Fund's nonhedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

         Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Funds' ability to effectively hedge its securities and might in some cases require a Fund to deposit cash to meet applicable margin requirements. Each Fund will enter into an option or futures position only if it appears to be a liquid investment.

Swap Arrangements

         Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay such Fund a fixed rate of interest on the notional principal amount. In a currency swap, a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         A Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by a Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with a Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of a Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of a Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of a Fund's portfolio. However, a Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the CFTC for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that non-standard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.


Currency Transactions

         The Funds may engage in currency exchange transactions. Each Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. Each Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although spot and forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to such Fund. This method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements

         The Funds may enter into repurchase agreements. Repurchase agreements occur when a Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. While repurchase agreements involve the purchase and sale of the subject securities legally, the economic effect may be similar to loans by a Fund collateralized by the underlying securities. The Funds will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Other risks include possible litigation over the rights of the respective parties in the subject securities and the uncertainties and costs with respect thereto. Repurchase agreements will be limited to 30% of a Fund's net assets, except that repurchase agreements extending for more than seven days when combined with other illiquid securities will be limited to 15% of a Fund's net assets. None of the Funds presently intend to engage in repurchase agreements in excess of 5% of its net assets.


Reverse Repurchase Agreements

         The Funds may enter into reverse repurchase agreements. However, none of the Funds presently intend to engage in reverse repurchase agreements in excess of 5% of each Fund's total assets. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future it will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. While reverse repurchase agreements involve the purchase and sale of the subject securities legally, the economic effect may be similar to borrowings by a Fund collateralized by the underlying securities. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of a Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on its records at the trade date and maintained until the transaction is settled.

When-Issued Securities

         Each Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. However, none of the Funds presently intend to purchase when-issued securities in an amount in excess of 5% of its total assets. Such purchases will be made only to achieve a Fund's investment objectives and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. No income accrues to a Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, corporate securities to be created by a merger of companies may be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities fall below the price committed to prior to the actual issuance. The Trust's custodian will establish a segregated account for each Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by a Fund.


Restricted Securities

         It is each Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

         Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Foreign Investments

         To the extent a Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

         Although the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund's securities in the local markets.


Indexed Securities


         Each Fund may purchase securities the value of which is indexed to interest rates, foreign currencies and various indices and financial indications, although none of the Funds presently intends to invest more than 5% of its assets in such securities. These securities are generally short-to intermediate-term debt securities. The interest rates or values at maturity fluctuate with the index to which they are connected and may be more volatile than such index.





Securities Lending

         Collateral received by a Fund will generally be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements or other similar investments. The collateral will be reflected as an asset, with an offsetting liability to the counterparty, on the records of each Fund.


Short Sales Against the Box

         Each Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which a Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

Industry Classifications


         In determining how much of a Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excludable. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed -- Mortgages" includes pools of nongovernment backed mortgages.


Aerospace                           Electronic Components         Oil Service
Airline                             Electronic Equipment          Paper Products
Asset-backed -- Mortgages           Entertainment                 Personal Care
Asset-backed -- Credit Card         Financial Service             Photography
  Receivables                       Food & Beverage               Plastics
Automotive                          Forest Products               Printing & Publishing
Automotive Parts                    Gaming & Lodging              Railroad
Bank                                Gas                           Real Estate & Building
Building                            Gas Transmission              Recreation
Business Service                    Grocery                       Retail Trade
Cable                               Healthcare & Hospital         Savings & Loan
Capital Goods & Equipment             Management                  Shipping & Transportation
Chemical                            Hospital Supply               Technology & Communications
Computer Software & Service         Hotel & Restaurant            Telephone
Conglomerate                        Insurance                     Textile & Apparel
Consumer Goods & Services           Machinery                     Tobacco
Container                           Media                         Truckers
Cosmetics                           Metal & Mining                Trust Certificates -
Diversified                         Office Equipment                Government Related Lending
Drug                                Oil Production
Electric                            Oil Refining & Marketing
Electric Equipment


                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

         As indicated in the Funds' Prospectus, the Funds may invest in long-term and short-term debt securities. The Funds may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Funds may invest are described below.


         Managing Volatility. In administering a Fund's portfolio, the Investment Manager attempts to manage volatility in part by managing the duration and weighted average maturity of the Fund's bond position.

         Duration is an indicator of the expected volatility of a bond position in response to changes in interest rates. In calculating duration, a Fund measures the average time required to receive all cash flows associated with those debt securities held in the Fund's portfolio -- representing payments of principal and interest -- by considering the timing, frequency and amount of payment expected from each portfolio security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. Government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

         The Investment Manager may use several methods to manage the duration of a Fund's bond position in order to increase or decrease its exposure to changes in interest rates. First, the Investment Manager may adjust portfolio duration by adjusting the mix of debt securities held by a Fund. For example, if the Investment Manager intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, the Investment Manager may adjust bond portfolio duration using derivative transactions, especially with interest rate futures and options contracts. For example, if the Investment Manager wants to lengthen the duration of a Fund's bond position, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, the Investment Manager may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

         Weighted average maturity is another indicator of potential volatility used by the Investment Manager with respect to a Fund's bond portfolio, although for certain types of debt securities, such as high-quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by a Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more bond prices will vary in response to changes in interest rates.

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Funds invest include, among others:

         o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

         o obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Funds may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Funds will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Funds in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Funds may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Funds may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Funds will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Funds will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.


         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by Standard & Poor's Corporation ("S&P") or Prime by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

         Commercial paper rated (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the BBB category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign:
A-1+.)


         The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.


         In the event the lowering of ratings of debt instruments held by a Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.


         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 59. His principal occupation is currently, and during the past five years has been, Executive Vice President and Director of State Street Research & Management Company. Mr. Bennett's other principal business affiliations include Director, State Street Research Investment Services, Inc. and Executive Vice President, GFM International Investors, Inc.

         +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President Finance and Operations and Treasurer of The Pennsylvania State University.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Executive Officer of St. Regis Corp.

         *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 57. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with an affiliate of J.P. Morgan & Co. in New York.

         +Robert A. Lawrence, 175 Federal Street, Boston, MA 02110, serves as Trustee of the Trust. He is 71. He is retired and was formerly a Partner in Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 46. His principal occupation is currently, and during the past five years has been, Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street

------------------------

* or +  See footnotes on page 20.

Research & Management Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc. and Executive Vice President, Chief Financial Officer, Administrative Officer and Director, GFM International Investors, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111 has served as Secretary and General Counsel of the Trust. He is 42. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc. and Executive Vice President and General Counsel, GFM International Investors, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 65. He is retired and was formerly Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 73. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 59. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 43. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has

------------------------

* or +  See footnotes on page 20.

also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliations include Director of State Street Research Investment Services, Inc.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 55. His principal occupation is currently, and during the past five years has been, Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. (and until February 1996, prior positions as President and Chief Executive Officer of that company) and Chairman of the Board, President, Chief Executive Officer and Director of GFM International Investors, Inc.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 73. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.


-------------------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Funds' investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its parent, Metropolitan Life Insurance Company ("Metropolitan"): State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         As of January 31, 1998, the Trustees and principal officers of the Trust as a group owned none of the outstanding shares of the Funds.

         As of January 31, 1998, the following persons or entities were the record and/or beneficial owners of the approximate amounts of the Funds' Class S shares as set forth beside their names:

            Strategic Portfolios                Strategic Portfolios               Strategic Portfolios
                 Aggressive                           Moderate                         Conservative
            --------------------                --------------------               ----------------
                   Holder          % of Class          Holder         % of Class          Holder        % of Class
            ------------------------------------------------------------------------------------------------------

             Metropolitan Life        52.3       Metropolitan Life       35.7       Metropolitan Life       66.0

             Chase Manhattan          47.7       Chase Manhattan         52.8       Chase Manhattan         34.0
             Bank, N.A.                          Bank, N.A.                         Bank, N.A.

                                                 State Street Bank       10.6

         The full name and address of the above persons and entities are as follows:

         Metropolitan Life Insurance Company (a)
         One Madison Avenue
         New York, NY  10010

         Chase Manhattan Bank, N.A. (b)(c)
         770 Broadway
         New York, NY  10003

         State Street Bank and Trust Company (c)
         225 Franklin Street
         Boston, MA  02110




------------------


(a) Metropolitan, a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

(b) Chase Manhattan Bank, N.A. holds such shares as trustee under certain employee benefits plans serviced by Metropolitan.

(c) The respective Funds believe that each named recordholder does not have beneficial ownership of such shares.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owner will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         The Trustees have been compensated as follows:

-------------------------------------------------------------------------------
          (1)                         (2)                            (3)
       Name of                     Aggregate                        Total
        Trustee                  Compensation                   Compensation
                                 From Trust(a)                 From Trust and
                                                                Complex Paid
                                                                to Trustees(b)
-------------------------------------------------------------------------------
Steve A. Garban                   $   5,459                        $ 75,899
Malcolm T. Hopkins                $   6,059                        $ 78,499
Edward M. Lamont                  $   9,700                        $ 68,741
Robert A. Lawrence                $  10,100                        $ 93,125
Dean O. Morton                    $  10,900                        $ 97,125
Thomas L. Phillips                $   9,100                        $ 68,275
Toby Rosenblatt                   $   9,700                        $ 68,741
Michael S. Scott Morton           $  12,100                        $103,625
Ralph F. Verni                    $       0                        $      0
Jeptha H. Wade                    $  11,300                        $ 74,475

(a) For the Funds' fiscal year ended October 31, 1997. Includes compensation received from multiple series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation received on behalf of all series of 12 investment companies for which the Investment Manager or its parent, Metropolitan, served as investment adviser. "Total Compensation from Trust and Complex Paid to Trustees" is for the 12 months ended December 31, 1997. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES


         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Funds. The Advisory Agreement provides that the Investment Manager shall furnish the Funds with an investment program, suitable office space and facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan.


         The advisory fee payable monthly by each Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of such Fund as determined at the close of regular trading of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.60% of the net assets of Strategic Portfolios: Conservative, 0.65% of the net assets of Strategic Portfolios: Moderate and 0.75% of the net assets of Strategic Portfolios: Aggressive. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to each Fund.


         The advisory fees paid by each Fund to the Investment Manager for the periods shown below, prior to the assumption of fees or expenses, were as follows:


                                               Fiscal Year Ended October 31
                                          -------------------------------------
                                            1997           1996          1995
                                          --------       --------      --------
Strategic Portfolios:   Moderate          $315,798       $302,408      $216,199
Strategic Portfolios:   Conservative      $213,881       $201,690      $162,835
Strategic Portfolios:   Aggressive        $521,687       $526,134      $414,353


For the same period, the voluntary reduction of fees or assumption of expenses were as follows:

                                               Fiscal Year Ended October 31
                                          -------------------------------------
                                            1997           1996          1995
                                          --------       --------      --------
Strategic Portfolios:   Moderate          $298,215       $234,376      $244,843
Strategic Portfolios:   Conservative      $172,748       $197,940      $124,191
Strategic Portfolios:   Aggressive        $122,711       $142,848      $119,174


         The Advisory Agreement provides that it shall continue in effect with respect to each Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administrative services for the Trust, such as assistance in determining the daily net asset value of shares of the Funds and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Funds, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, employee benefit plans, and similar programs or plans through or under which a Fund's shares may be purchased.


         Under the Code of Ethics of the Investment Manager, its employees in Boston and selected other persons elsewhere involved in investment operations, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such persons must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                        PURCHASE AND REDEMPTION OF SHARES


         Shares of the Funds are distributed by the Distributor. The Funds offer four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Funds, as well as sales charges involved, are set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

Public Offering Price


         The public offering price for each class of shares of the Funds is based on their net asset value determined as of the close of regular trading of the NYSE on the day the purchase order is received by the State Street Research Service Center (the "Service Center") provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.


         Reduced Sales Charges - For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Funds at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Funds or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.


         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Funds and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.


         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.


         Investors may purchase Class A shares of the Funds or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Class S Shares - Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants (currently a minimum of 100 eligible employees), service arrangements or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.


         Reorganizations - In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, each Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions - The Funds reserve the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, a Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, a Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of such Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received. If the Trustees determine that it is in the best interests of a Fund to pay a redemption, or any portion thereof, in kind, the portfolio securities used to make such payment will be selected in such manner as the Trustees deem fair and equitable and valued in the manner described under the heading "Net Asset Value" herein.

                                 NET ASSET VALUE


         The net asset values of the shares of each Fund are determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The net asset value per share of a Fund is computed by dividing the sum of the value of the securities held by a Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of a Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by a Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.

         In determining the values of portfolio assets, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Most debt securities are valued on the basis of data provided by such pricing services. Since Strategic
Portfolios: Conservative and Strategic Portfolios: Moderate are significantly comprised of debt securities under normal circumstances; most of these Funds' assets are therefore valued on the basis of such data from the pricing services. The pricing services may provide prices determined as of times prior to the close of the NYSE.

         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of a Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.


                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

         A Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Funds reserve full freedom with respect to portfolio turnover, as described in the Prospectus.

         The Funds' portfolio turnover rates for the periods shown below were as follows:

                                                Fiscal Year Ended October 31
                                              -------------------------------
                                                  1996               1997
                                                 ------             -------
Strategic Portfolios:    Moderate                127.59%            136.17%

Strategic Portfolios:    Conservative            126.41%            117.66%

Strategic Portfolios:    Aggressive              145.59%            136.48%



Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including each Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Funds occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids on its judgment of the expected benefit or harm to the execution process for that transaction.


         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds, portfolio; strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modelling in conjunction with certain trading systems and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources); and portfolio evaluation services and relative performance of accounts. Certain of the nonexecution services provided by a broker-dealer may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

         In the case of the Funds and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department, which sometimes uses this information as a consideration in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that portion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.


         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.


         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Funds and the Investment Manager are aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Funds for the periods shown below were as follows:

                                             Fiscal Years Ended October 31
                                        -------------------------------------
                                          1997           1996          1995
                                        --------       --------       -------
Strategic Portfolios:   Moderate        $ 71,000       $ 93,000       $37,000

Strategic Portfolios:   Conservative    $ 26,000       $ 38,000       $16,000

Strategic Portfolios:   Aggressive      $145,000       $204,000       $90,000


         During and at the end of its most recent fiscal year, no Fund held in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of such Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

                               CERTAIN TAX MATTERS

Federal Income Taxation of the Funds -- In General


         Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) satisfy certain diversification requirements; and (c) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of such Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of such Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

         A Fund will be liable for a nondeductible 4% excise tax on amounts not distributed (or deemed distributed) on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute (or be deemed to have distributed) an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.


Federal Income Taxation of Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.


         Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time a Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless a Fund makes the election to include market discount currently. Because each Fund must include original issue discount in income, it will be more difficult for a Fund to make the distributions required for such Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of a Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in a Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term, medium-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.


Federal Income Taxation of Shareholders

         Dividends paid by a Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of a Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by a Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE FUNDS

         State Street Research Financial Trust is currently comprised of the following series: State Street Research Government Income Fund, State Street Research Strategic Portfolios: Conservative, State Street Research Strategic
Portfolios: Moderate and State Street Research Strategic Portfolios: Aggressive. The Trustees have authorized shares of the Funds to be issued in four classes:
Class A, Class B, Class C and Class S shares. Prior to November 1, 1997, Class S shares were designated Class C shares and Class C shares were designated Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Funds. Shares of the Funds are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the applicable Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. The Distributor may also pay its affiliate MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales or assets.

         For the fiscal years ended October 31, 1997, 1996 and 1995, no sales charges on Class A shares of any of the Funds were paid to the Distributor.

         The differences in the price at which the Funds' Class A shares are offered due to scheduled variations in sales charges, as described in the Funds' Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Funds or associated entities. Where shares of the Funds are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called mutual fund supermarkets, among other programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Funds reserve the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.


         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.


         For the fiscal years ended October 31, 1997, 1996 and 1995, the Distributor received no contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of any of the Funds and paid no initial commissions to securities dealers for sales of such shares.


         Each Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Funds may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Funds and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Funds may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the maintenance or servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Funds for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Funds held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Funds. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

         During the fiscal year ended October 31, 1997, Strategic Portfolios:
Moderate paid the Distributor no fees under the Distribution Plan. During the period November 1, 1996 to March 27, 1997, Strategic Portfolios: Conservative and Strategic Portfolios: Aggressive paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Funds as follows:

                  Class A
                  -------
                                    Strategic Portfolios:  Strategic Portfolios
                                        Conservative            Aggressive
                                        ------------            ----------

Advertising                              $      0                 $      0

Printing and mailing of
prospectuses to
other than current shareholders                 0                        0

Compensation to dealers                         0                        0

Compensation to sales personnel

Interest                                        0                        0

Carrying or other financing
charges                                         0                        0

Other expenses:  marketing;
general                                       212                      266
                                           ------                   ------

Total fees                               $    212                 $    266
                                          =======                  =======


The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Funds will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                         CALCULATION OF PERFORMANCE DATA

         The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class S shares of the Funds will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Funds.

         The Funds' performance is shown below, and where noted, reflects the voluntary measures by the Funds' affiliates to reduce fees or expenses relating to the Funds; see "Accrued Expenses" later in this section.

Total Return

         The total return ("standard total return") of each Fund's Class S shares was as follows:

                                        Commencement
                                        of Operations              One Year
                                    (September 28, 1993)             Ended
                                     to October 31, 1997       October 31, 1997
                                    --------------------       ----------------

Strategic Portfolios:  Moderate
                                           10.84%                   17.83%

                                           Commencement
                                           of Operations            One Year
                                          (May 16, 1994)              Ended
                                        to October 31, 1997     October 31, 1997
                                        --------------------    ----------------

Strategic Portfolios:  Conservative            12.12%                14.11%

Strategic Portfolios:  Aggressive              16.70%                22.54%

         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                            P(1+T)n = ERV

         Where:        P       =      a hypothetical initial payment of $1,000

                       T       =      average annual total return

                       n       =      number of years

                       ERV     =      ending redeemable value at the end
                                      of the designated period assuming
                                      a hypothetical $1,000 payment made
                                      at the beginning of the designated
                                      period

         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Funds are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses are also taken into account as described later herein.

Yield


         The annualized yield of each Fund's Class S shares, based on the month of October 1997, was as follows:

         Strategic Portfolios:      Conservative         4.32%

         Strategic Portfolios:      Moderate             2.84%

         Strategic Portfolios:      Aggressive           1.33%

         Yield is computed separately for each class of shares by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:


                         YIELD = 2 [( a -- b + 1)6 -- 1]
                                       c d

         Where:    a       =       dividends and interest earned during the
                                   period

                   b       =       expenses accrued for the period (net of
                                   voluntary expense reductions by the
                                   Investment Manager)

                   c       =       the average daily number of shares
                                   outstanding during the period that were
                                   entitled to receive dividends

                   d       =       the maximum offering price per share on the
                                   last day of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, a Fund computes the yield to maturity of each obligation held by such Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), each Fund accounts for gain or loss attributable to actual monthly paydowns as realized capital gain or loss during the period. Each Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

         All accrued expenses are taken into account as described later herein.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time.

Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Funds would have been lower.

Nonstandardized Total Return


         A Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before and at the time of commencement of such Fund's operations. In addition, the Funds may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and, as noted, any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000 or ending value. For example, the nonstandard total return of each Fund's Class S shares for the six months ended October 31, 1997, without taking sales charges into account, were as follows:


Strategic Portfolios:    Moderate               12.86%

Strategic Portfolios:    Conservative            9.66%

Strategic Portfolios:    Aggressive             17.13%


Distribution Rates

         A Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by a Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.


         The distribution rate of each Fund's Class S shares, based on the month ended October 31, 1997, was as follows:

Strategic Portfolios:       Conservative                3.53%

Strategic Portfolios:       Moderate                    3.32%

Strategic Portfolios:       Aggressive                  1.21%


                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or any of its affiliates.


                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Funds' annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Funds.

                              FINANCIAL STATEMENTS


         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.


         The following financial statements are for the Funds' fiscal year ended October 31, 1997.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
October 31, 1997
--------------------------------------------------------------------------------
                                                                  VALUE
                                                  SHARES         (NOTE 1)
--------------------------------------------------------------------------------
EQUITY SECURITIES 47.6%
BASIC INDUSTRIES 7.4%
CHEMICAL 2.3%
Agrium Inc. ............................          29,900       $  334,506
Cabot Corp. ............................          11,500          282,469
Cambrex Corp. ..........................           1,050           50,334
Ciba Specialty Chemicals AG* ...........             300           29,459
E.I. Du Pont De Nemours & Co. ..........           2,800          159,250
H.B. Fuller Co. ........................             500           23,625
Indus International Inc.* ..............           1,100           15,538
JLM Industries Inc.* ...................           1,300           14,788
OM Group Inc. ..........................             800           30,200
Thiokol Corp. ..........................           3,000          274,687
                                                               ----------
                                                                1,214,856
                                                               ----------
DIVERSIFIED 0.6%
Hoya Corp. .............................           3,000          104,196
Johnson Controls Inc. ..................           5,100          228,863
                                                               ----------
                                                                  333,059
                                                               ----------
ELECTRICAL EQUIPMENT 0.9%
Asia Pacific Wire & Cable Corp. Ltd.* ..          13,600          125,800
Essex International Inc.* ..............             500           16,563
General Electric Co. ...................           3,800          245,337
Sony Corp.* ............................           1,000           83,008
                                                               ----------
                                                                  470,708
                                                               ----------
FOREST PRODUCT 0.9%
Abitibi-Consolidated Inc. ..............          15,400          219,450
Aracruz Celulose SA ADR ................           4,250           63,750
Stone Container Corp. ..................          15,800          190,587
                                                               ----------
                                                                  473,787
                                                               ----------
MACHINERY 1.2%
Hanover Compressor Co.* ................             800           17,300
ITEQ Inc.* .............................           4,300           53,750
Sundstrand Corp. .......................           5,300          288,187
Tyco International Ltd. ................           4,800          181,200
US Filter Corp.* .......................           2,800          112,350
                                                               ----------
                                                                  652,787
                                                               ----------
METAL & MINING 1.5%
Alumax Inc.* ...........................           8,200          266,500
General Cable Corp.* ...................           1,500           48,563
Kennametal Inc. ........................           7,300          354,050
RTZ Corp.* .............................           4,574           58,937
Wyman-Gordon Co.* ......................           2,500           60,312
                                                               ----------
                                                                  788,362
                                                               ----------
TRUCKERS 0.0%
CNF Transportation Inc. ................             400           17,850
                                                               ----------
Total Basic Industries .................................        3,951,409
                                                               ----------
CONSUMER CYCLICAL 7.4%
AIRLINE 0.2%
China Southern Airlines Co. Ltd.* ......         220,500           97,680
                                                               ----------
AUTOMOTIVE 1.6%
Budget Group Inc. Cl. A* ...............             400           14,000
Excelsior-Henderson Motorcycle
   Manufacturing Co.* ..................           1,100            6,050
Exide Corp. ............................          14,000          326,375
Lear Corp.* ............................           8,600          413,338
Renault SA* ............................           3,400           94,604
                                                               ----------
                                                                  854,367
                                                               ----------
BUILDING 0.3%
Lafarge Corp. ..........................           4,500          136,687
                                                               ----------
HOTEL & RESTAURANT 0.8%
Apple South Inc. .......................           1,400           26,075
CKE Restaurants Inc.* ..................             400           15,975
Fine Host Corp.* .......................             500           14,000
Harrah's Entertainment Inc.* ...........          17,800          350,437
Motels of America Inc.*+ ...............              75              750
                                                               ----------
                                                                  407,237
                                                               ----------
RECREATION 1.2%
American Radio Systems Corp. Cl. A* ....             700           34,125
Chancellor Media Corp. .................             700           38,413
Cox Communications Inc.* ...............           6,200          190,650
International Game Technology Inc. .....           5,300          135,481
Panavision Inc.* .......................             700           17,456
TCA Cable TV Inc.* .....................             500           20,625
US West Inc.* ..........................           9,300          234,825
                                                               ----------
                                                                  671,575
                                                               ----------
RETAIL TRADE 3.3%
Carson Pirie Scott & Co.* ..............             800           38,550
Dominick's Supermarkets Inc.* ..........           1,400           51,100
Global DirectMail Corp.* ...............             700           12,863
Hannaford Brothers Co. .................           7,300          276,031
Home Depot Inc. ........................           3,000          166,875
InaCom Corp.* ..........................             400           12,325
Kroger Co.* ............................          16,300          531,787
Rite Aid Corp. .........................           4,300          255,313
Sothebys Holdings Inc. Cl. A ...........             900           16,875
Staples Inc.* ..........................          12,400          325,500
Wal-Mart Stores, Inc. ..................           2,200           77,275
                                                               ----------
                                                                1,764,494
                                                               ----------
TEXTILE & APPAREL 0.0%
Samsonite Corp.* .......................             300           13,913
                                                               ----------
Total Consumer Cyclical ................................        3,945,953
                                                               ----------
CONSUMER STAPLE 10.3%
BUSINESS SERVICE 1.0%
Avis Rent A Car, Inc.* .................             500           13,719
Carriage Services, Inc. Cl. A* .........             900           15,075
HBO & Co. ..............................           4,000          174,000
Maximus Inc.* ..........................           1,000           28,000
Microage Inc.* .........................             500           11,000
Norrell Corp. ..........................           1,000           29,125
Pameco Corp.* ..........................           2,500           42,500
Philip Services Corp.* .................           1,222           21,385
Shared Medical Systems Corp. ...........             400           21,900
Staff Leasing Inc.* ....................           1,000           24,625
USA Waste Services Inc.* ...............           2,000           74,000
Vestcom International Inc.* ............           1,600           29,000
Waterlink Inc.* ........................           2,400           40,950
                                                               ----------
                                                                  525,279
                                                               ----------
CONTAINER 0.3%
Ball Corp. .............................           4,600          161,000
                                                               ----------
DRUG 2.5%
Ascent Pediatrics Inc.* ................           1,700           15,512
Axogen Ltd. ADR* .......................           1,400           54,600
BioVail Corp.* .........................           2,700           77,962
Eli Lilly & Co. ........................           3,800          254,125
Intelligent Polymers Ltd.* .............           2,600           51,350
Novartis AG ............................             300          469,845
Pathogenesis Corp.* ....................             500           18,000
Pfizer Inc. ............................           2,300          162,725
Schering-Plough Corp. ..................           3,900          218,644
                                                               ----------
                                                                1,322,763
                                                               ----------
FOOD & BEVERAGE 0.9%
H.J. Heinz Co. .........................           3,800          176,462
Whitman Corp. ..........................          11,200          294,000
                                                               ----------
                                                                  470,462
                                                               ----------
HOSPITAL SUPPLY 2.9%
Aradigm Corp.* .........................             700            8,225
Aviron Corp.* ..........................             700           15,313
Baxter International Inc. ..............           2,000           92,500
Boston Scientific Corp.* ...............           1,400           63,700
Centennial Healthcare Corp.* ...........           1,600           33,200
Genesis Health Ventures Inc.* ..........             400            9,800
Guidant Corp. ..........................           3,800          218,500
Healthdyne Technologies Inc.* ..........           3,700           74,000
National Surgery Centers Inc.* .........           1,500           37,500
Pacificare Health Systems, Inc. Cl. A* .           4,500          286,312
Roche Holdings AG* .....................              35          307,570
Rural/Metro Corp.* .....................             500           17,375
Tenet Healthcare Corp. .................           9,300          284,231
Total Renal Care Holdings Inc.* ........           3,000           92,438
Xomed Surgical Products Inc.* ..........           1,600           33,600
                                                               ----------
                                                                1,574,264
                                                               ----------
PERSONAL CARE 0.5%
Procter & Gamble Co. ...................           2,000          136,000
Wesley Jessen VisionCare Inc.* .........           3,500          102,375
                                                               ----------
                                                                  238,375
                                                               ----------
PRINTING & PUBLISHING 1.7%
A.H. Belo Corp. Cl. A ..................             719           33,973
Hollinger International, Inc. Cl. A* ...          28,900          377,506
Torstar Corp.* .........................           3,200          109,327
Valassis Communications Inc. ...........          13,900          410,050
                                                               ----------
                                                                  930,856
                                                               ----------
TOBACCO 0.5%
Dimon Inc. .............................           7,600          197,125
Philip Morris Companies, Inc. ..........           1,900           75,288
                                                               ----------
                                                                  272,413
                                                               ----------
Total Consumer Staple ..................................        5,495,412
                                                               ----------
ENERGY 6.4%
OIL 5.1%
Abacan Resource Corp.* .................           5,700           17,813
Arakis Energy Corp.* ...................           7,300           24,181
British Petroleum Co. PLC* .............           7,500          110,228
Energy Africa Ltd.* ....................          55,000          288,571
ENI SPA ADR ............................           3,800          214,225
Fletcher Challenge Ltd.* ...............          22,500          100,869
Gulf Indonesia Resources Ltd.* .........             800           16,800
KCS Energy Inc. ........................           3,200           84,200
Maxx Petroleum Ltd.* ...................           8,800           16,984
Nuevo Energy Co.* ......................             700           29,006
Oryx Energy Co.* .......................          15,900          438,244
PTT Exploration & Production Public Co. Ltd.*        900            8,995
Royal Dutch Petroleum Co. ..............           2,800          147,350
Seagull Energy Corp.* ..................          16,812          410,843
Tosco Corp. ............................           9,200          303,600
Total SA* ..............................           2,049          227,341
Total SA Cl. B ADR .....................           3,500          194,250
Woodside Petroleum Ltd. ADR* ...........          12,500          105,575
                                                               ----------
                                                                2,739,075
                                                               ----------
OIL SERVICE 1.3%
Daniel Industries Inc. .................             800           16,100
Dreco Energy Services Ltd.* ............             333           25,733
Mapco Inc. .............................          11,100          366,300
Schlumberger Ltd. ......................           3,100          271,250
Willbros Group Inc.* ...................             800           15,600
                                                               ----------
                                                                  694,983
                                                               ----------
Total Energy ...........................................        3,434,058
                                                               ----------
FINANCE 6.6%
BANK 1.8%
BankAmerica Corp. ......................           3,000          214,500
Commercial Federal Corp. ...............             300           14,550
Fleet Financial Group Inc. .............           5,600          360,150
Golden State Bancorp Inc. ..............           1,300           43,225
Mellon Bank Corp. ......................           6,700          345,469
                                                               ----------
                                                                  977,894
                                                               ----------
FINANCIAL SERVICE 0.7%
CMAC Investment Corp. ..................             700           38,281
CRIIMI MAE Inc.* .......................             800           12,700
Federal National Mortgage Association ..           3,900          188,906
First Industrial Realty Trust Inc. .....             700           24,238
Homeside Inc.* .........................           2,400           64,350
INMC Mortgage Holdings Inc. ............           1,300           30,875
Liberty Property Trust .................             600           16,800
                                                               ----------
                                                                  376,150
                                                               ----------
INSURANCE 4.1%
Ace Ltd. ...............................           7,100          659,856
AMBAC Inc. .............................           8,300          350,675
Capital Re Corp.* ......................             300           17,681
General Re Corp. .......................             800          157,750
HCC Insurance Holdings Inc.* ...........           1,000           23,375
Mid Ocean Ltd. .........................           6,100          395,737
Mutual Risk Management Ltd. ............           1,532           39,736
Penncorp Financial Group Inc.* .........           1,100           35,819
Travelers Group Inc. ...................           2,200          154,000
Travelers Property Casualty Corp. Cl. A            6,500          234,813
Unum Corp. .............................           2,300          112,125
                                                               ----------
                                                                2,181,567
                                                               ----------
Total Finance ..........................................        3,535,611
                                                               ----------
SCIENCE & TECHNOLOGY 7.6%
AEROSPACE 0.4%
Boeing Co. .............................           4,318          206,724
First Aviation Services Inc.* ..........           1,600           12,400
                                                               ----------
                                                                  219,124
                                                               ----------
COMPUTER SOFTWARE & SERVICE 1.7%
Boston Technology Inc.* ................           1,000           27,125
Box Hill Systems Corp.* ................             600            9,300
Cisco Systems Inc.* ....................           1,600          131,250
Complete Business Solutions Inc.* ......             800           28,200
Diamond Multimedia Systems Inc.* .......           1,700           18,275
Industir-Matematik International Corp.*              800           16,050
Mapics Inc.* ...........................           2,200           25,025
Mastech Corp.* .........................           1,100           36,438
Nintendo Co. Ltd.* .....................           1,500          129,622
Sema Group PLC* ........................           5,800          129,908
Transition Systems Inc.* ...............           1,600           32,400
TT Tieto Oy Cl. B* .....................             600           67,269
Wang Laboratories Inc.* ................           1,400           32,375
Western Digital Corp.* .................           5,300          158,669
WM Data AB Cl. B* ......................           3,000           52,070
Xylan Corp.* ...........................             900           14,400
                                                               ----------
                                                                  908,376
                                                               ----------
ELECTRONIC COMPONENTS 2.1%
AMP Inc. ...............................           3,000          135,000
Hitachi Ltd.* ..........................          15,000          115,289
Intel Corp. ............................           1,700          130,900
Lernout & Hauspie Speech Products NV ADR*          6,000          291,000
Microtouch Systems Inc.* ...............             800           19,300
MMC Networks Inc.* .....................             100            2,188
Remec Inc.* ............................           1,950           49,481
Rohm Co.* ..............................           1,000           98,878
Texas Instruments Inc. .................           2,100          224,044
Vitesse Semiconductor Corp.* ...........             400           17,350
World Access Inc.* .....................           1,300           34,450
                                                               ----------
                                                                1,117,880
                                                               ----------
ELECTRONIC EQUIPMENT 1.9%
Aeroflex Inc.* .........................           3,300           34,031
Brooks Automation Inc.* ................             200            4,438
Chicago Miniature Lamp, Inc.* ..........           2,900           92,800
Integrated Process Equipment Corp.* ....             800           17,750
KLA-Tencor Corp.* ......................           2,000           87,875
L.M. Ericsson Telephone Co. ADR Cl. B* .           5,170          228,772
L.M. Ericsson Telephone Co. Cl. B* .....           8,769          386,356
MAS Technology Ltd. ADR* ...............           1,200           18,450
Scientific Atlanta Inc. ................           1,500           27,844
Silicon Valley Group Inc.* .............             800           23,000
Spectrian Corp.* .......................           1,600           37,600
Teradyne Inc.* .........................           1,700           63,644
                                                               ----------
                                                                1,022,560
                                                               ----------
OFFICE EQUIPMENT 1.5%
Compaq Computer Corp. ..................           1,600          102,000
Hewlett-Packard Co. ....................           1,200           74,025
International Business Machines Corp. ..           1,500          147,094
Quantum Corp.* .........................           4,400          139,150
Unisys Corp. ...........................          24,100          320,831
                                                               ----------
                                                                  783,100
                                                               ----------
Total Science & Technology .............................        4,051,040
                                                               ----------
UTILITY 1.9%
ELECTRIC 1.3%
Edison International Inc. ..............           8,800          225,500
OGE Energy Corp. .......................           5,100          247,031
Western Resources Inc. .................           5,700          212,325
                                                               ----------
                                                                  684,856
NATURAL GAS 0.0%                                               ----------
Calpine Corp.* .........................           1,700           26,988
                                                               ----------
TELEPHONE 0.6%
Allen Telecom Inc.* ....................             100            1,894
China Telecom Hong Kong Ltd. ADR* ......           1,400           45,325
Clearnet Communications Inc. Wts.* .....             495            4,702
NEXTLINK Communications Inc. Cl. A* ....             600           13,575
Telecom Italia SPA* ....................          18,700          117,193
WorldCom Inc.* .........................           4,500          151,312
                                                               ----------
                                                                  334,001
                                                               ----------
Total Utility ..........................................        1,045,845
                                                               ----------
Total Equity Securities (Cost $21,437,388)                     25,459,328
                                                               ----------

--------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL       MATURITY             VALUE
                                                              AMOUNT          DATE              (NOTE 1)
--------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 45.5%
U.S. TREASURY 14.0%
U.S. Treasury Bond, 12.00% ...........................      $  400,000       8/15/2013      $   586,124
U.S. Treasury Bond, 8.75% ............................         850,000       5/15/2017        1,093,312
U.S. Treasury Bond, 8.125% ...........................         275,000       8/15/2021          339,067
U.S. Treasury Bond, 6.25% ............................         500,000       8/15/2023          501,795
U.S. Treasury Note, 6.75% ............................         125,000       5/31/1999          127,070
U.S. Treasury Note, 6.875% ...........................         825,000       8/31/1999          842,275
U.S. Treasury Note, 6.875% ...........................         600,000       3/31/2000          615,750
U.S. Treasury Note, 6.00% ............................          75,000       8/15/2000           75,598
U.S. Treasury Note, 6.375% ...........................          25,000       3/31/2001           25,477
U.S. Treasury Note, 6.625% ...........................         550,000       7/31/2001          565,983
U.S. Treasury Note, 7.50% ............................         275,000      11/15/2001          291,929
U.S. Treasury Note, 6.25% ............................         400,000       2/28/2002          407,124
U.S. Treasury Note, 7.875% ...........................         550,000      11/15/2004          613,162
U.S. Treasury Note, 6.50% ............................       1,150,000       8/15/2005        1,193,125
U.S. Treasury Note Inflation Indexed, 3.375%                   101,526       1/15/2007          100,161
U.S. Treasury STRIPS, 0.00% ..........................         200,000       5/15/2007          112,956
                                                                                             ----------
                                                                                              7,490,908
                                                                                             ----------
U.S. AGENCY MORTGAGE 8.4%
Federal Home Loan Mortgage Corp., 7.00%                        302,735      12/01/2024          305,665
Federal Home Loan Mortgage Corp., 7.50%                        507,422       2/01/2027          518,677
Federal Home Loan Mortgage Corp. Series 29-H PAC,
  6.50% ..............................................         100,000       3/25/2023          100,218
Federal Home Loan Mortgage Corp. TBA, 7.00% ..........         400,000      12/15/2012          405,000
Federal National Mortgage
  Association, 9.50% .................................         155,432      10/01/2003          162,409
Federal  National Mortgage
  Association, 7.00% .................................         152,986      12/01/2007          155,847
Federal National Mortgage
  Association, 8.00% .................................         181,712       4/01/2008          189,948
Federal National Mortgage
  Association, 7.50% .................................         582,870       6/01/2012          597,804
Federal National Mortgage
  Association, 7.00% .................................         214,453      10/01/2025          215,122
Federal National Mortgage
  Association REMIC Series 1993-102H, 6.80% ..........         100,000       9/25/2022          101,968
Federal National Mortgage
  Association TBA, 7.00% .............................         175,000      11/20/2004          177,188
Government National Mortgage
  Association, 6.50% .................................          99,835       2/15/2009          100,537
Government National Mortgage
  Association, 6.50% .................................         218,890       5/15/2009          220,462
Government National Mortgage
  Association, 8.00% .................................          43,241       9/15/2017           45,524
Government National Mortgage
  Association, 9.00% .................................         115,926       2/15/2022          124,728
Government National Mortgage
  Association, 6.50% .................................          83,751      12/15/2023           83,070
Government National Mortgage
  Association, 6.50% .................................         275,569       7/15/2024          273,328
Government National Mortgage
  Association, 7.00% .................................         135,030       1/15/2025          136,168
Government National Mortgage
  Association, 7.50% .................................         292,983      11/15/2025          299,756
Government National Mortgage
  Association, 7.50% .................................         141,532       4/15/2026          144,717
Government National Mortgage
  Association, 8.00% .................................         127,583       9/15/2026          132,407
                                                                                            -----------
                                                                                              4,490,543
                                                                                            -----------
TRUST CERTIFICATES 0.3%
Cooperative Utility Trust
  Certificates, 10.70% ...............................         125,000       9/15/2017          131,250
                                                                                            -----------
FINANCE/MORTGAGE 10.6%
Advanta Credit Card Master Trust Series
  95F-A1, 6.05% ......................................          75,000       8/01/2003           74,648
AFC Capital Trust, 8.21% .............................         275,000       2/03/2027          303,666
American Express Credit Account Master
  Trust 97-1A, 6.40% .................................         100,000       4/15/2005          101,000
Amresco Commercial Mortgage Funding
  Corp. Series 1997-A1, 6.73% ........................         123,647       6/17/2029          125,657
Arcadia Automobile Trust 97-C A5, 6.55%                        100,000       6/15/2005          101,203
Associates Corp. North America, 6.45% ................         100,000      10/15/2001          100,635
Associates Corp. North America, 6.50% ................         200,000       8/15/2002          201,568
AT&T Universal Card Master Trust Series
  95-2A, 5.95% .......................................         200,000      10/17/2002          199,124
Bank of New York Institutional Capital
  Trust, 7.78%+ ......................................         250,000      12/01/2026          254,450
BankAmerica Institutional Capital
  Series B, 7.70%+ ...................................         225,000      12/31/2026          229,831
Capital One Bank Note, 7.08% .........................         150,000      10/30/2001          153,717
CIT Group Holdings Inc., 6.20% .......................         200,000      10/20/2000          200,322
Citicorp Capital I Sec. Note, 7.93% ..................         225,000       2/15/2027          233,721
Commercial Credit Group Inc. Note, 6.45%                       200,000       7/01/2002          203,750
Countrywide Funding Corp. Note, 6.58% ................         150,000       9/21/2001          151,225
Countrywide Mortgage Inc. Series
  1994-2 Class A-7, 6.50% ............................         109,442       4/25/2008          109,236
CS First Boston Mortgage Securities
  Corp., 6.32% .......................................         100,000       3/25/2005           99,992
Discover Credit Card Trust
  Series 1993 A, 6.25% ...............................         104,167       8/16/2000          104,069
First USA Credit Card Master Trust Series 1997-6A,
  6.42% ..............................................         200,000       3/17/2005          200,031
Ford Credit Auto Loan Master Trust Series 95-1, 6.50%          200,000       8/15/2002          201,500
Ford Credit Auto Owner Trust Series
  1997B-A3, 6.05% ....................................         200,000       4/15/2001          200,891
GE Global Insurance Holding Corp.
  Note, 7.00% ........................................         200,000       2/15/2026          203,348
Household Finance Co. Sr. Note, 6.75% ................         100,000       6/01/2000          101,160
International Lease Finance Corp.
  Note, 6.50% ........................................         200,000       7/01/2001          201,750
MBNA Corp. Sr. Note, 6.875% ..........................         100,000      11/15/2002          100,907
Morgan Stanley Capital Inc. Series
  1997-WF1-A1, 6.83%+ ................................          98,918      10/15/2006          100,773
NationsBank Credit Card Master Trust
  Series 1995-1A, 6.45% ..............................         150,000       4/15/2003          151,264
Prime Credit Card Master Trust Series
  1995-1A, 6.75% .....................................         125,000      11/15/2005          127,148
Prime Credit Card Master Trust Series
  1996-1A, 6.70% .....................................         100,000       7/15/2004          101,437
Prudential Home Mortgage Securities Co. Series 93-29
  A-6 PAC, 6.75% .....................................          56,743       8/25/2008           57,098
Prudential Home Mortgage Securities Co. Series 93-47
  A-11 PAC-2, 6.10% ..................................         200,000      12/25/2023          192,312
Railcar Leasing 1997-1 A1, 6.75%+ ....................         161,038       7/15/2006          165,668
Sears Credit Account Master Trust Series
  1995-2A, 8.10% .....................................         100,000       6/15/2004          103,468
Sears Credit Account Master Trust Series
  1997-1A, 6.20% .....................................         100,000       7/16/2007          100,094
Structured Asset Securities Corp. Series
  97-LL1-A1, 6.79% ...................................         200,000      10/15/2034          202,790
Zurich Capital Trust, 8.38%+ .........................         200,000       6/01/2037          213,358
                                                                                             ----------
                                                                                              5,672,811
                                                                                             ----------
CORPORATE 5.2%
Ameristar Casinos Inc. Sr. Sub.
  Note, 10.50%+ ......................................         100,000       8/01/2004          100,000
Archibald Candy Corp. Sr. Sec.
  Notes, 10.25%+ .....................................         250,000       7/01/2004          262,500
Chevron Corp. Profit Sharing Note, 8.11%                       100,000      12/01/2004          106,293
Columbia/HCA Healthcare Corp.
  Deb., 7.50% ........................................         100,000      12/15/2023           99,040
Columbia/HCA Healthcare Corp.
  Note, 6.50% ........................................         200,000       3/15/1999          201,576
Columbia/HCA Healthcare Corp.
  Note, 7.69% ........................................         100,000       6/15/2025           95,191
Edison Mission Energy Funding Corp. Series A Note,
  6.77%+ .............................................         201,410       9/15/2003          203,988
Empire Gas Corp. Sr. Sec. Note, 7.00% to
  7/14/99, 12.875% from 7/15/99 to
  maturity ...........................................         250,000       7/15/2004          233,750
Envirosource Inc. Note, 9.75% ........................         125,000       6/15/2003          122,500
Fort James Corp. Sr. Note, 6.625% ....................         200,000       9/15/2004          200,468
Corporate (cont'd)
French Fragrances Inc. Series B Sr.
  Note, 10.375% ......................................         250,000       5/15/2007          258,750
Johnstown America Industries Inc. Series B Sr. Sub.
  Note, 11.75%+ ......................................         125,000       8/15/2005          136,250
Norcal Waste Systems Inc. Series B Sr.
  Note, 13.00% to 5/14/97,13.25% from
  5/15/97 to 11/14/97, 13.50% from
  11/15/97 to maturity ...............................         200,000      11/15/2005          224,000
Outdoor Systems Inc. Sr. Sub. Note, 9.375%                     100,000      10/15/2006          103,500
Spanish Broadcasting Systems Inc. Sr.
  Note, 7.50% ........................................         100,000       6/15/2002          115,500
Sun Media Corp. Sr. Sub. Note, 9.50% .................         100,000       2/15/2007          105,000
Trump Atlantic City Associates First
  Mortgage Note, 11.25% ..............................         125,000       5/01/2006          123,125
U.S.A. Mobile Communications Inc. Sr.
  Note, 14.00% .......................................         100,000      11/01/2004          112,000
                                                                                             ----------
                                                                                              2,803,431
                                                                                             ----------
CANADIAN-YANKEE 1.6%
British Aerospace Finance Inc.
  Note, 7.50%+ .......................................         100,000       7/01/2027          106,414
Petroliam Nasional BHD Note, 6.875%+ .................         125,000       7/01/2003          125,213
Petroliam Nasional BHD Note, 7.125%+ .................         100,000       8/15/2005          100,862
Province of Quebec Deb., 7.125% ......................         200,000       2/09/2024          199,760
Talisman Energy Inc. Deb., 7.125% ....................         125,000       6/01/2007          128,639
Usinor Sacilor ADR Note, 7.25% .......................         225,000       8/01/2006          232,166
                                                                                             ----------
                                                                                                893,054
                                                                                             ----------
FOREIGN GOVERNMENT 5.4%
                                                     Australian Dollar
Commonwealth of Australia, 9.00% .....................         950,000       9/15/2004          788,611
                                                       Canadian Dollar
Government of Canada, 0.00% ..........................         375,000       2/05/1998          263,499
                                                    New Zealand Dollar
Government of New Zealand, 10.00% ....................         300,000       3/15/2002          209,302
Government of New Zealand, 8.00% .....................         650,000      11/15/2006          443,661
                                 Pound Sterling
United Kingdom Treasury, 8.50% .......................         625,000      12/07/2005        1,170,820
                                                                                             ----------
                                                                                              2,875,893
                                                                                             ----------
Total Fixed Income Securities (Cost $23,856,728) .....................................       24,357,890
                                                                                             ----------
SHORT-TERM OBLIGATIONS 7.1%
American Express Credit Corp., 5.60% .................     $   181,000      11/04/1997          181,000
American Express Credit Corp., 5.55% .................       2,246,000      11/07/1997        2,246,000
Beneficial Corp., 5.54% ..............................       1,357,000      11/04/1997        1,357,000
                                                                                             ----------
Total Short-Term Obligations (Cost $3,784,000) .......................................        3,784,000
                                                                                             ----------
Total Investments (Cost $49,078,116) - 100.2% ........................................       53,601,218
Cash and Other Assets, Less Liabilities - (0.2)% .....................................         (103,585)
                                                                                             ----------
Net Assets - 100.0% ..................................................................      $53,497,633
                                                                                            ===========
--------------------------------------------------------------------------------------------------------
Federal Income Tax Information:
AtOctober 31, 1997, the net  unrealized  appreciation  of  investments  based on cost for Federal income tax purposes of $49,141,622 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an
  excess of value over tax cost ......................................................      $ 5,294,756
Aggregate gross unrealized depreciation for all investments in which there is an
  excess of tax cost over value ......................................................         (835,160)
                                                                                            -----------
                                                                                            $ 4,459,596
                                                                                            ===========

--------------------------------------------------------------------------------------------------------

ADR Stands for American Depositary Receipt, representing ownership of foreign securities. TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.

*   Nonincome-producing securities.

+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 1997 were $1,940, 274 and $2,000,057 (3.74% of net assets), respectively.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE

Forward currency exchange contracts outstanding at October 31, 1997, are as follows:

                                                                                       UNREALIZED
                                                                         CONTRACT      APPRECIATION   DELIVERY
                                                       TOTAL VALUE         PRICE      (DEPRECIATION)   DATE
---------------------------------------------------------------------------------------------------------------
Sell Australian dollars, Buy U.S. dollars                 500,000 AUD     .74214 AUD     $ 19,346     11/14/97
Sell Australian dollars, Buy U.S. dollars                 300,000 AUD     .73289 AUD        8,704     12/10/97
Sell Australian dollars, Buy U.S. dollars                  62,000 AUD     .73565 AUD        1,997     11/14/97
Sell Australian dollars, Buy U.S. dollars                 173,000 AUD     .70843 AUD          639      1/23/98
Sell British pounds, Buy U.S. dollars                     195,000 GBP    1.62570 GBP       (9,713)    12/01/97
Buy British pounds, Sell U.S. dollars                      70,000 GBP    1.66430 GBP          785     12/01/97
Sell British pounds, Buy U.S. dollars                     450,000 GBP    1.62700 GBP      (20,178)     1/23/98
Buy British pounds, Sell U.S. dollars                     125,000 GBP    1.61130 GBP        8,026     12/01/97
Sell British pounds, Buy U.S. dollars                     110,000 GBP    1.61600 GBP       (6,143)     1/23/98
Sell British pounds, Buy U.S. dollars                     103,000 GBP    1.62800 GBP       (4,516)     1/23/98
Buy Italian lira, Sell U.S. dollars                   209,440,000 ITL     .00058 ITL        1,853     11/04/97
Buy Japanese yen, Sell U.S. dollars                     5,015,875 JPY     .00834 JPY         (174)    11/05/97
Sell New Zealand dollars, Buy U.S. dollars                621,000 NZD     .62400 NZD        2,822      1/23/98
Sell New Zealand dollars, Buy U.S. dollars                430,000 NZD     .62414 NZD        2,014      1/23/98
Buy New Zealand dollars, Sell U.S. dollars                 68,913 NZD     .62240 NZD           17     11/06/97
Buy South African rand, Sell U.S. dollars                 223,628 ZAR     .20747 ZAR           72     11/03/97
Sell South African rand, Buy U.S. dollars                 975,000 ZAR     .20362 ZAR        2,279      2/27/98
                                                                                         --------
                                                                                         $  7,830
                                                                                         ========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE

------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
October 31, 1997

ASSETS
Investments, at value (Cost $49,078,116) (Note 1) .............  $53,601,218
Cash ..........................................................       37,414
Receivable for securities sold ................................    2,208,285
Interest and dividends receivable .............................      391,009
Receivable for fund shares sold ...............................       72,748
Receivable for open forward contracts .........................       48,554
Receivable from Distributor (Note 3) ..........................       22,021
Deferred organization costs and other assets (Note 1)                 34,264
                                                                 -----------
                                                                  56,415,513
LIABILITIES
Payable for securities purchased ..............................    2,681,393
Accrued transfer agent and shareholder services
  (Note 2) ....................................................       55,644
Payable for open forward contracts ............................       40,724
Accrued management fee (Note 2) ...............................       30,188
Payable for fund shares redeemed ..............................       14,686
Accrued trustees' fees (Note 2) ...............................        6,171
Other accrued expenses ........................................       89,074
                                                                 -----------
                                                                   2,917,880
                                                                 -----------
NET ASSETS ....................................................  $53,497,633
                                                                 ===========
Net Assets consist of:
  Undistributed net investment income .........................  $   449,237
  Unrealized appreciation of investments ......................    4,523,102
  Unrealized appreciation of forward contracts and
    foreign currency ..........................................        6,478
  Accumulated net realized gain ...............................    5,494,910
  Shares of beneficial interest ...............................   43,023,906
                                                                 -----------
                                                                 $53,497,633
                                                                 ===========
Net Asset Value, offering price and redemption price
  per share of Class S shares ($53,497,633 /
  4,428,943 shares of beneficial interest) ....................       $12.08
                                                                      ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended October 31, 1997

INVESTMENT INCOME
Interest, net of foreign taxes of $589 ........................      $1,664,157
Dividends, net of foreign taxes of $7,946 .....................         292,752
                                                                     ----------
                                                                      1,956,909
EXPENSES
Management fee (Note 2) .......................................         315,798
Transfer agent and shareholder services (Note 2) ..............         195,409
Custodian fee .................................................         119,915
Reports to shareholders .......................................          53,719
Registration fees .............................................          25,611
Audit fee .....................................................          22,279
Trustees' fees (Note 2) .......................................          17,303
Amortization of organization costs (Note 1) ...................          16,637
Legal fees ....................................................           9,651
Miscellaneous .................................................           8,095
                                                                     ----------
                                                                        784,417
Expenses borne by the Distributor (Note 3) ....................        (298,215)
                                                                     ----------
                                                                        486,202
                                                                     ----------
Net investment income .........................................       1,470,707
                                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
  FOREIGN CURRENCY AND FORWARD CONTRACTS
Net realized gain on investments (Notes 1 and 4) ..............       5,563,196
Net realized gain on forward contracts and foreign
  currency (Note 1) ...........................................         125,296
                                                                     ----------
  Total net realized gain .....................................       5,688,492
                                                                     ----------
Net unrealized appreciation of investments ....................         716,077
Net unrealized appreciation of forward contracts and
  foreign currency ............................................          12,645
                                                                     ----------
  Total net unrealized appreciation ...........................         728,722
                                                                     ----------
Net gain on investments, foreign currency and forward contracts       6,417,214
                                                                     ----------
Net increase in net assets resulting from operations ..........      $7,887,921
                                                                     ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       YEARS ENDED OCTOBER 31
                                                                -------------------------------------
                                                                       1996                  1997
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income ........................................      $ 1,504,079           $ 1,470,707
Net realized gain on investments, foreign currency and forward
  contracts ..................................................        3,151,150             5,688,492
Net unrealized appreciation of
  investments, foreign currency and
  forward contracts ..........................................        1,101,514               728,722
                                                                    -----------           -----------
Net increase resulting from operations                                5,756,743             7,887,921
                                                                    -----------           -----------
Dividends from net investment income -- Class S ..............       (1,633,976)           (1,636,395)
                                                                    -----------           -----------
Distribution from net realized gains -- Class S ..............               --            (2,787,815)
                                                                    -----------           -----------
Class S share transactions (Note 6):
  Proceeds from sale of shares ...............................       14,756,256            10,637,538
  Net asset value of shares issued in payment of:
    Dividends from net investment
      income .................................................          510,768             1,010,909
    Distribution from net realized gains                                     --             2,787,811
  Cost of shares repurchased .................................      (14,221,849)           (9,391,187)
                                                                    -----------           -----------
Net increase from fund share
  transactions ...............................................        1,045,175             5,045,071
                                                                    -----------           -----------
Total increase in net assets .................................        5,167,942             8,508,782
NET ASSETS
Beginning of year ............................................       39,820,909            44,988,851
                                                                    -----------           -----------
End of year (including undistributed net
  investment income of $541,601 and $449,237, respectively) ..      $44,988,851           $53,497,633
                                                                    ===========           ===========
Number of Class S shares:
  Sold .......................................................        1,373,024               930,934
  Issued upon reinvestment of:
    Dividends from net investment
      income .................................................           47,952                90,518
    Distribution from net realized gains                                     --               258,131
  Repurchased ................................................       (1,314,427)             (837,303)
                                                                    -----------           -----------
  Net increase in fund shares ................................          106,549               442,280
                                                                    ===========           ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1997

NOTE 1
State Street Research Strategic Portfolios: Moderate (the "Fund"), is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in September, 1993. The Trust consists presently of four separate funds: State Street Research Strategic Portfolios:
Moderate, State Street Research Government Income Fund, State Street Research Strategic Portfolios: Conservative and State Street Research Strategic
Portfolios: Aggressive.

The investment objective of the Fund is to provide both current income and capital appreciation, consistent with the preservation of capital and reasonable investment risk.

The Fund is authorized to issue four classes of shares. Before November 1, 1997, Class S shares were designated Class C. Only Class S shares are presently available for purchase. Class A, Class B and Class C shares are not being offered at this time. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser") and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accured on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. DEFERRED ORGANIZATION COSTS
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currency. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2
The Trust and the Adviser, an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1997, the fees pursuant to such agreement amounted to $315,798.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1997, the amount of such expenses was $167,801.

The fees of the Trustees not currently affiliated with the Adviser amounted to $17,303 during the year ended October 31, 1997.

NOTE 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $298,215.

NOTE 4
For the year ended October 31, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $63,620,058 and $61,215,260 (including $23,377,531 and $21,173,242 of U.S. Government securities), respectively.

NOTE 5
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses.

NOTE 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.






At October 31, 1997, Metropolitan owned 1,525,372 Class C shares of the Fund and the Adviser owned one Class C share of the Fund.

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

For a Class S share (formerly Class C) outstanding throughout each year:
                                                                             YEARS ENDED OCTOBER 31
                                                   -----------------------------------------------------------------------------
                                                       1993((2))     1994             1995((1))       1996((1))       1997((1))
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                   9.55          9.57            9.18           10.26           11.28
                             --                          ----          ----           -----           -----           -----
  Net investment income ($)*                             0.02          0.28            0.36            0.35            0.35
  Net realized and unrealized gain (loss) on
    investments, foreign currency and forward
    contracts ($)                                          --         (0.45)           1.01            1.07            1.53
                             --                          ----          ----           -----           -----           -----
TOTAL FROM INVESTMENT OPERATIONS ($)                     0.02         (0.17)           1.37            1.42            1.88
                             --                          ----          ----           -----           -----           -----
  Dividends from net investment income ($)                 --         (0.22)          (0.29)          (0.40)          (0.39)
  Distributions from net realized gains ($)                --            --              --              --           (0.69)
                             --                          ----          ----           -----           -----           -----
TOTAL DISTRIBUTIONS ($)                                    --         (0.22)          (0.29)          (0.40)          (1.08)
                             --                          ----          ----           -----           -----           -----
NET ASSET VALUE, END OF YEAR ($)                         9.57          9.18           10.26           11.28           12.08
                             ==                          ====          ====           =====           =====           =====
Total return(3) (%)                                      0.21(4)      (1.81)          15.24           14.08           17.83
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                25,040        28,494          39,821          44,989          53,498
Ratio of operating expenses to average net assets(%)*    1.00(5)       1.00            1.00            1.00            1.00
Ratio of net investment income to average net
    assets (%)*                                          2.32(5)       3.05            3.68            3.23            3.03
Portfolio turnover rate (%)                              0.00        142.86          120.62          127.59          136.17
Average commission rate ($)(6)                             --            --              --          0.0258          0.0257
*Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3) ($)            0.00          0.05            0.07            0.05            0.07
---------------------------------------------------------------------------------------------------------------------------------
(1) Per-share figures have been calculated using the average shares method.
(2) September 28, 1993 (commencement of operations) to October 31, 1993.
(3) Does not reflect any front-end or contingent deferred sales charges.  Total return  would  be  lower  if the  Distributor  and its  affiliates  had not voluntarily assumed a portion of the Fund's expenses.
(4) Not annualized.
(5) Annualized.
(6) Average  commission rate per share paid for security  trades  beginning with the fiscal year ended October 31, 1996.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
AND THE SHAREHOLDERS OF STATE STREET RESEARCH
STRATEGIC PORTFOLIOS: MODERATE

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic
Portfolios: Moderate (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.






Price Waterhouse LLP
Boston, Massachusetts
December 12, 1997

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

The Fund's Class S shares gained 17.83% for the year ended October 31, 1997. That was slightly lower than its peer group, the Lipper balanced fund average, which rose 19.51% It was well below the S&P 500, which gained 32.10%. That's not surprising since the S&P 500 is a measure of common stock performance, and the Fund has 45% of its assets invested in bonds, which far underperformed the stock market during the period.

Strategic Portfolios: Moderate seeks both current income and capital appreciation by investing in a mix of common stocks and bonds. The manager's strategy is to adjust the asset allocation to take advantage of changing market conditions.

In general, large company stocks outperformed small and mid-sized company stocks during the first half of the year. But small and mid-cap stocks came back stronger in the second half of the year. The Fund benefited from reducing its exposure to large company stocks and shifting its emphasis to small and mid-cap stocks as the market began to shift its favor to these groups. However a decision to cut back on the Fund's equity holdings hurt performance against competitive funds.

Going forward, we expect a slower year for corporate profits in the U.S. but relatively stable to declining interest rates. The recent turmoil in Asia makes further volatility in international markets likely. As a result, we will continue to underweight U.S. equities, overweight U.S. bonds and focus on quality.

October 31, 1997

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs. Before November 1, 1997, Class S shares were designated Class C. The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. The Lehman Brothers Government/Corporate Bond Index is a market-value weighted index of U.S. government treasury and agency securities, corporate and yankee bonds. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.

                               CHANGE IN VALUE OF
                        $10,000 BASED ON THE S&P 500 AND
               THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX
                     COMPARED TO CHANGE IN VALUE OF $10,000
                   INVESTED IN STRATEGIC PORTFOLIOS: MODERATE

               Strategic Portfolios:          S&P            Lehman Brothers
                     Moderate                 500            Gov't/Corp Bond
               ---------------------         ------          ---------------
 9/28/93          $ 10,000                 $ 10,000            $ 10,000
10/31/93            10,021                   10,207              10,041
10/31/94             9,840                   10,600               9,575
10/31/95            11,340                   13,400              11,123
10/31/96            12,936                   16,627              11,722
10/31/97            15,242                   21,964              12,755

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE
-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
October 31, 1997
                                                                   VALUE
                                                  SHARES          (NOTE 1)
--------------------------------------------------------------------------
EQUITY SECURITIES 69.9%
BASIC INDUSTRIES 11.4%
CHEMICAL 3.1%
Agrium Inc. ............................          53,100       $  594,056
Cabot Corp. ............................          20,300          498,619
Cambrex Corp. ..........................           4,250          203,734
Ciba Specialty Chemicals AG* ...........             300           29,459
E.I. Du Pont De Nemours & Co. ..........           5,300          301,438
H.B. Fuller Co. ........................           1,800           85,050
Indus International Inc.* ..............           4,500           63,563
JLM Industries Inc.* ...................           5,200           59,150
OM Group Inc. ..........................           3,100          117,025
Thiokol Corp. ..........................           5,300          485,281
                                                               ----------
                                                                2,437,375
                                                               ----------
DIVERSIFIED 1.8%
Hoya Corp. .............................          23,000          798,837
Johnson Controls Inc. ..................           9,000          403,875
Tenma Corp.* ...........................          12,000          157,540
                                                               ----------
                                                                1,360,252
                                                               ----------
ELECTRICAL EQUIPMENT 1.3%
Asia Pacific Wire & Cable Corp. Ltd.* ..          29,700          274,725
Essex International Inc.* ..............           2,100           69,563
General Electric Co. ...................           7,300          471,306
Sony Corp.* ............................           2,300          190,918
                                                               ----------
                                                                1,006,512
                                                               ----------
FOREST PRODUCT 1.1%
Abitibi-Consolidated Inc. ..............          27,400          390,450
Aracruz Celulose SA ADR ................          10,000          150,000
Stone Container Corp. ..................          28,000          337,750
                                                               ----------
                                                                  878,200
                                                               ----------
MACHINERY 2.0%
Hanover Compressor Co.* ................           3,300           71,363
ITEQ Inc.* .............................          17,000          212,500
Sundstrand Corp. .......................           9,400          511,125
Tyco International Ltd. ................           9,100          343,525
US Filter Corp.* .......................          11,100          445,387
                                                               ----------
                                                                1,583,900
                                                               ----------
METAL & MINING 2.0%
Alumax Inc.* ...........................          14,500          471,250
General Cable Corp.* ...................           6,000          194,250
Kennametal Inc. ........................          12,900          625,650
Wyman-Gordon Co.* ......................           9,700          234,012
                                                               ----------
                                                                1,525,162
                                                               ----------
TRUCKERS 0.1%
CNF Transportation Inc. ................           1,700           75,863
                                                               ----------
Total Basic Industries .................................        8,867,264
                                                               ----------
CONSUMER CYCLICAL 10.3%
AIRLINE 0.3%
China Southern Airlines Co. Ltd.* ......         487,000          215,738
                                                               ----------
AUTOMOTIVE 2.1%
Budget Group Inc. Cl. A* ...............           1,700           59,500
Excelsior-Henderson Motorcycle
  Manufacturing Co.* ...................           4,300           23,650
Exide Corp. ............................          24,800          578,150
Lear Corp.* ............................          15,200          730,550
Renault SA* ............................           7,500          208,685
                                                               ----------
                                                                1,600,535
                                                               ----------
BUILDING 0.3%
Lafarge Corp. ..........................           8,000          243,000
                                                               ----------
HOTEL & RESTAURANT 1.0%
Apple South Inc. .......................           5,200           96,850
CKE Restaurants Inc.* ..................           1,600           63,900
Fine Host Corp.* .......................           1,800           50,400
Harrah's Entertainment Inc.* ...........          30,200          594,563
Motels of America Inc.*+ ...............             175            1,750
                                                               ----------
                                                                  807,463
                                                               ----------
RECREATION 1.9%
American Radio Systems Corp. Cl. A* ....           2,600          126,750
Chancellor Media Corp. .................           2,800          153,650
Cox Communications Inc. Cl. A* .........          11,800          362,850
International Game Technology Inc. .....          10,100          258,181
Panavision Inc.* .......................           2,700           67,331
TCA Cable TV Inc.* .....................           2,100           86,625
US West Inc.* ..........................          17,900          451,975
                                                               ----------
                                                                1,507,362
                                                               ----------
RETAIL TRADE 4.6%
Carson Pirie Scott & Co.* ..............           3,400          163,837
Dominick's Supermarkets Inc.* ..........           5,600          204,400
Global DirectMail Corp.* ...............           3,900           71,663
Hannaford Brothers Co. .................          12,900          487,781
Home Depot Inc. ........................           5,800          322,625
InaCom Corp.* ..........................           1,700           52,381
Kroger Co.* ............................          29,600          965,700
Rite Aid Corp. .........................           8,200          486,875
Sothebys Holdings Inc. Cl. A ...........           3,700           69,375
Staples Inc.* ..........................          23,800          624,750
Wal-Mart Stores, Inc. ..................           4,300          151,038
                                                               ----------
                                                                3,600,425
                                                               ----------
TEXTILE & APPAREL 0.1%
Samsonite Corp.* .......................           1,400           64,925
                                                               ----------
Total Consumer Cyclical ................................        8,039,448
                                                               ----------
CONSUMER STAPLE 14.4%
BUSINESS SERVICE 2.0%
Avis Rent A Car, Inc.* .................           1,800           49,388
Carriage Services, Inc. Cl. A* .........           3,600           60,300
HBO & Co. ..............................           7,800          339,300
Maximus Inc.* ..........................           3,700          103,600
Microage Inc.* .........................           2,000           44,000
Norrell Corp. ..........................           4,000          116,500
Pameco Corp.* ..........................           9,800          166,600
Philip Services Corp.* .................           4,605           80,582
Shared Medical Systems Corp. ...........           1,500           82,125
Staff Leasing Inc.* ....................           3,900           96,037
USA Waste Services Inc.* ...............           3,900          144,300
Vestcom International Inc.* ............           6,200          112,375
Waterlink Inc.* ........................           9,200          156,975
                                                               ----------
                                                                1,552,082
                                                               ----------
CONTAINER 0.4%
Ball Corp. .............................           8,100          283,500
                                                               ----------
DRUG 3.3%
Ascent Pediatrics Inc.* ................           6,900           62,962
Axogen Ltd. ADR* .......................           5,500          214,500
BioVail Corp.* .........................          10,600          306,075
Eli Lilly & Co. ........................           7,400          494,875
Intelligent Polymers Ltd.* .............          10,200          201,450
Novartis AG ............................             300          469,845
Pathogenesis Corp.* ....................           1,800           64,800
Pfizer Inc. ............................           4,500          318,375
Schering-Plough Corp. ..................           7,500          420,469
                                                               ----------
                                                                2,553,351
                                                               ----------
FOOD & BEVERAGE 1.1%
Coca-Cola Enterprises Inc. .............             400           11,250
H.J. Heinz Co. .........................           7,400          343,638
Whitman Corp. ..........................          19,800          519,750
                                                               ----------
                                                                  874,638
                                                               ----------
HOSPITAL SUPPLY 3.9%
Aradigm Corp.* .........................           2,500           29,375
Aviron Corp.* ..........................           2,700           59,063
Baxter International Inc. ..............           3,900          180,375
Boston Scientific Corp.* ...............           2,600          118,300
Centennial Healthcare Corp.* ...........           6,400          132,800
Genesis Health Ventures Inc.* ..........           1,700           41,650
Guidant Corp. ..........................           7,400          425,500
Healthdyne Technologies Inc.* ..........          14,700          294,000
National Surgery Centers Inc.* .........           5,850          146,250
PacifiCare Health Systems, Inc. Cl. A* .           7,900          502,637
Rural/Metro Corp.* .....................           1,900           66,025
Tenet Healthcare Corp. .................          16,400          501,225
Total Renal Care Holdings Inc.* ........          12,333          380,021
Xomed Surgical Products Inc.* ..........           6,200          130,200
                                                               ----------
                                                                3,007,421
                                                               ----------
PERSONAL CARE 0.8%
Procter & Gamble Co. ...................           4,000          272,000
Wesley Jessen VisionCare Inc.* .........          13,600          397,800
                                                               ----------
                                                                  669,800
                                                               ----------
PRINTING & PUBLISHING 2.3%
A.H. Belo Corp. Cl. A ..................           3,359          158,713
Hollinger International, Inc. Cl. A* ...          51,100          667,494
Torstar Corp Cl. B* ....................           5,700          194,738
Valassis Communications Inc. ...........          25,200          743,400
                                                               ----------
                                                                1,764,345
                                                               ----------
TOBACCO 0.6%
Dimon Inc. .............................          13,500          350,156
Philip Morris Companies, Inc. ..........           3,600          142,650
                                                               ----------
                                                                  492,806
                                                               ----------
Total Consumer Staple ..................................       11,197,943
                                                               ----------
ENERGY 9.2%
OIL 7.4%
Abacan Resource Corp.* .................          22,400           70,000
Arakis Energy Corp.* ...................          29,600           98,050
British Petroleum Co. PLC* .............          16,100          236,623
Energy Africa Ltd.* ....................         118,700          622,790
ENI SPA ADR ............................           6,300          355,162
Fletcher Challenge Ltd.* ...............          47,200          211,601
Gulf Indonesia Resources Ltd.* .........           3,100           65,100
KCS Energy Inc. ........................          13,200          347,325
Maxx Petroleum Ltd.* ...................          34,800           67,163
Nuevo Energy Co.* ......................           2,800          116,025
Oryx Energy Co.* .......................          28,000          771,750
PTT Exploration & Production Public Co.
   Ltd.* ...............................           1,900           18,988
Royal Dutch Petroleum Co. ..............           5,300          278,913
Seagull Energy Corp.* ..................          32,824          802,136
Tosco Corp. ............................          17,600          580,800
Total SA Cl. B* ........................           4,610          511,490
Total SA Cl. B ADR* ....................           6,700          371,850
Woodside Petroleum Ltd. ADR* ...........          25,600          216,219
                                                               ----------
                                                                5,741,985
                                                               ----------
OIL SERVICE 1.8%
Daniel Industries Inc. .................           3,300           66,412
Dreco Energy Services Ltd.* ............           1,522          117,749
Mapco Inc. .............................          19,600          646,800
Schlumberger Ltd. ......................           5,900          516,250
Willbros Group Inc.* ...................           3,100           60,450
                                                               ----------
                                                                1,407,661
                                                               ----------
Total Energy ...........................................        7,149,646
                                                               ----------
FINANCE 9.3%
BANK 2.4%
BankAmerica Corp. ......................           5,700          407,550
Commercial Federal Corp. ...............           1,200           58,200
Fleet Financial Group Inc. .............           9,900          636,694
Golden State Bancorp Inc. ..............           5,300          176,225
Mellon Bank Corp. ......................          11,800          608,437
                                                               ----------
                                                                1,887,106
                                                               ----------
FINANCIAL SERVICE 1.4%
CMAC Investment Corp. ..................           2,600          142,188
CRIIMI MAE Inc.* .......................           3,200           50,800
Federal National Mortgage Association ..           7,500          363,281
First Industrial Realty Trust Inc. .....           2,800           96,950
Homeside Inc.* .........................           9,500          254,719
INMC Mortgage Holdings Inc. ............           5,000          118,750
Liberty Property Trust .................           2,400           67,200
                                                               ----------
                                                                1,093,888
                                                               ----------
INSURANCE 5.5%
Ace Ltd. ...............................          12,900        1,198,894
AMBAC Inc. .............................          14,700          621,075
Capital Re Corp.* ......................           1,300           76,619
General Re Corp. .......................           1,500          295,781
HCC Insurance Holdings Inc.* ...........           4,000           93,500
Mid Ocean Ltd. .........................          10,800          700,650
Mutual Risk Management Ltd. ............           6,132          159,049
Penncorp Financial Group Inc.* .........           4,700          153,044
Travelers Group Inc. ...................           4,200          294,000
Travelers Property Casualty Corp. Cl. A           11,500          415,437
UNUM Corp. .............................           4,500          219,375
                                                               ----------
                                                                4,227,424
                                                               ----------
Total Finance ..........................................        7,208,418
                                                               ----------
SCIENCE & TECHNOLOGY 12.5%
AEROSPACE 0.5%
Boeing Co. .............................           7,754          371,223
First Aviation Services Inc.* ..........           7,300           56,575
                                                               ----------
                                                                  427,798
                                                               ----------
COMPUTER SOFTWARE & SERVICE 2.8%
Boston Technology Inc.* ................           4,000          108,500
Box Hill Systems Corp.* ................           2,200           34,100
Cisco Systems Inc.* ....................           3,000          246,094
Complete Business Solutions Inc.* ......           3,100          109,275
Diamond Multimedia Systems Inc.* .......           6,600           70,950
Industir-Matematik International Corp.*            3,200           64,175
Mapics Inc.* ...........................           8,800          100,100
Mastech Corp.* .........................           4,500          149,062
Nintendo Co. Ltd.* .....................           3,200          276,527
Sema Group PLC* ........................           9,300          208,301
Transition Systems Inc.* ...............           6,300          127,575
TT Tieto Oy Cl. B* .....................           1,000          112,115
Wang Laboratories Inc.* ................           5,400          124,875
Western Digital Corp.* .................           9,400          281,412
WM-Data AB Cl. B* ......................           5,000           86,784
Xylan Corp.* ...........................           3,500           56,000
                                                               ----------
                                                                2,155,845
                                                               ----------
ELECTRONIC COMPONENTS 3.9%
AMP Inc. ...............................           5,700          256,500
Hitachi Ltd.* ..........................          32,000          245,949
Intel Corp. ............................           3,200          246,400
Lernout & Hauspie Speech Products NV ADR*         13,000          630,500
Microtouch Systems Inc.* ................          3,300           79,612
MMC Networks Inc.* ......................            400            8,750
Remec Inc.* .............................          8,050          204,269
Rohm Co.* ...............................          7,000          692,148
Texas Instruments Inc. ..................          4,100          437,419
Vitesse Semiconductor Corp.* ............          1,500           65,062
World Access Inc.* ......................          5,200          137,800
                                                               ----------
                                                                3,004,409
                                                               ----------
ELECTRONIC EQUIPMENT 3.5%
Aeroflex Inc.* ..........................         13,200          136,125
Brooks Automation Inc.* .................          1,000           22,188
Chicago Miniature Lamp, Inc.* ...........         11,500          368,000
Integrated Process Equipment Corp.* .....          3,000           66,563
KLA-Tencor Corp.* .......................          3,900          171,356
L.M. Ericsson Telephone Co. ADR Cl. B* ..          9,930          439,402
L.M. Ericsson Telephone Co. Cl. B* ......         21,920          965,781
MAS Technology Ltd. ADR* ................          4,700           72,262
Scientific Atlanta Inc. .................          6,000          111,375
Silicon Valley Group Inc.* ..............          3,200           92,000
Spectrian Corp.* ........................          6,300          148,050
Teradyne Inc.* ..........................          3,200          119,800
                                                               ----------
                                                                2,712,902
                                                               ----------
OFFICE EQUIPMENT 1.8%
Compaq Computer Corp. ...................          3,200          204,000
Hewlett-Packard Co. .....................          2,300          141,881
International Business Machines Corp. ...          2,800          274,575
Quantum Corp.* ..........................          7,900          249,838
Unisys Corp. ............................         42,800          569,775
                                                               ----------
                                                                1,440,069
                                                               ----------
Total Science & Technology .............................        9,741,023
                                                               ----------
UTILITY 2.8%
ELECTRIC 1.6%
Edison International Corp. ..............         15,600          399,750
OGE Energy Corp. ........................          9,000          435,938
Western Resources Inc. ..................         10,100          376,225
                                                               ----------
                                                                1,211,913
                                                               ----------
NATURAL GAS 0.3%
Calpine Corp.* ..........................          6,800          107,950
TransTexas Gas Corp.* ...................          7,900          150,100
                                                               ----------
                                                                  258,050
                                                               ----------
TELEPHONE 0.9%
Allen Telecom Inc.* .....................            400            7,575
China Telecom Hong Kong Ltd. ADR* .......          2,900           93,887
Clearnet Communications Inc. Wts.* ......            990            9,405
NEXTLINK Communications Inc. Cl. A* .....          2,400           54,300
Telecom Italia SPA* .....................         40,500          253,813
WorldCom Inc.* ..........................          8,600          289,175
                                                               ----------
                                                                  708,155
                                                               ----------
Total Utility ..........................................        2,178,118
                                                               ----------
Total Equity Securities (Cost $45,568,925) .............       54,381,860
                                                               ----------

                                                             PRINCIPAL       MATURITY           VALUE
                                                              AMOUNT           DATE            (NOTE 1)
--------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 22.6%
U.S. TREASURY 3.4%
U.S. Treasury Bond, 12.00% ...........................      $  225,000       8/15/2013      $   329,694
U.S. Treasury Bond, 8.75% ............................         400,000       5/15/2017          514,500
U.S. Treasury Bond, 8.125% ...........................         175,000       8/15/2021          215,770
U.S. Treasury Note, 6.75% ............................          75,000       5/31/1999           76,242
U.S. Treasury Note, 6.875% ...........................         100,000       8/31/1999          102,094
U.S. Treasury Note, 6.875% ...........................          25,000       3/31/2000           25,656
U.S. Treasury Note, 6.00% ............................         100,000       8/15/2000          100,797
U.S. Treasury Note, 6.375% ...........................         125,000       3/31/2001          127,383
U.S. Treasury Note, 6.625% ...........................         175,000       7/31/2001          180,086
U.S. Treasury Note, 6.25% ............................         250,000       2/28/2002          254,452
U.S. Treasury Note, 7.875% ...........................         350,000      11/15/2004          390,194
U.S. Treasury Note, 6.50% ............................         200,000       8/15/2005          207,500
U.S. Treasury Note Inflation
  Indexed, 3.375% ....................................          50,740       1/15/2007           50,058
U.S. Treasury STRIPS, 0.00% ..........................         150,000       5/15/2007           84,717
                                                                                            -----------
                                                                                              2,659,143
                                                                                            -----------
U.S. AGENCY MORTGAGE 2.4%
Federal Home Loan Mortgage Corp., 7.50%                         29,010       3/01/2027           29,653
Federal Home Loan Mortgage Corp.
  Gold, 7.00% ........................................         166,164      12/01/2024          167,773
Federal Home Loan Mortgage Corp.
  Gold TBA, 7.00% ....................................         200,000      12/15/2012          202,500
Federal Home Loan Mortgage Corp.
  Series 29-H PAC, 6.50% .............................          50,000       3/25/2023           50,109
Federal National Mortgage
  Association, 7.50% .................................         216,659       7/01/2012          222,210
Federal National Mortgage Association
  Remic 93-102-H, 6.80% ..............................          25,000       9/25/2022           25,492
Federal National Mortgage Association
  TBA, 7.00% .........................................         100,000      11/20/2004          101,250
Federal National Mortgage Association
  TBA, 7.50% .........................................         325,000       1/14/2028          330,789
Government National Mortgage
  Association, 6.50% .................................          96,635       7/15/2009           97,329
Government National Mortgage
  Association, 6.50% .................................          39,934       9/15/2009           40,215
Government National Mortgage
  Association, 6.50% .................................         110,639      11/15/2010          110,984
Government National Mortgage
  Association, 7.00% .................................          23,351       1/15/2025           23,548
Government National Mortgage
  Association, 8.00% .................................         145,196       5/15/2025          150,776
Government National Mortgage
  Association, 7.50% .................................         112,686      11/15/2025          115,291
Government National Mortgage
  Association, 7.50% .................................          70,767       4/15/2026           72,359
Government National Mortgage
  Association, 8.00% .................................          46,603       9/15/2026           48,365
Government National Mortgage Association
  TBA, 7.50% .........................................         100,000      11/17/2012          102,875
                                                                                            -----------
                                                                                              1,891,518
                                                                                            -----------
CANADIAN-YANKEE 1.0%
Petroliam Nasional BHD Note, 6.875%+ .................         125,000       7/01/2003          125,213
Stena AB Sr. Note, 8.75% .............................         250,000       6/15/2007          251,875
Usinor Sacilor ADR Note, 7.25% .......................         350,000       8/01/2006          361,147
                                                                                            -----------
                                                                                                738,235
                                                                                            -----------
TRUST CERTIFICATES 0.3%
Cooperative Utility Trust
  Certificates, 10.70% ...............................          75,000       9/15/2017           78,750
Deseret Generation Cooperative Trust
  Certificates, 10.11% ...............................          75,000      12/15/2017           79,100
Zurich Capital Trust, 8.376%+ ........................         100,000       6/01/2037          106,679
                                                                                            -----------
                                                                                                264,529
                                                                                            -----------
FOREIGN GOVERNMENT 5.6%
                                                     Australian Dollar
Commonwealth of Australia, 9.00% .....................       1,700,000       9/15/2004        1,411,198
                                                       Canadian Dollar
Government of Canada, 0.00% ..........................         425,000       2/05/1998          298,632
                                                    New Zealand Dollar
Government of New Zealand, 10.00% ....................         800,000       3/15/2002          557,939
Government of New Zealand, 8.00% .....................         700,000      11/15/2006          477,789
                                 Pound Sterling
United Kingdom Treasury, 8.50% .......................         875,000      12/07/2005        1,639,149
                                                                                            -----------
                                                                                              4,384,707
                                                                                            -----------
FINANCE/MORTGAGE 3.4%
American Express Credit Account Master Trust 97-1A,
  6.40% ..............................................          50,000       4/15/2005           50,500
Bank of New York Institutional Capital
  Trust, 7.78%+ ......................................         350,000      12/01/2026          356,230
BankAmerica Institutional Capital
  Series B, 7.70%+ ...................................         325,000      12/31/2026          331,978
Capital One Bank Sr. Note, 7.08% .....................         225,000      10/30/2001          230,575
Chemical Master Credit Card Trust Series
  1996-1 A, 5.55% ....................................         100,000       9/15/2003           98,430
Countrywide Funding Corp. Note, 6.58% ................          75,000       9/21/2001           75,613
Countrywide Series 1994-3 Cl. A-7, 6.75%                       325,000       3/25/2024          323,069
Discover Credit Card Trust
  Series 1993 A, 6.25% ...............................          62,500       8/16/2000           62,441
DLJ Mortgage Acceptance Corp.
  97-CF2-A1A, 6.55%+ .................................          50,000      11/15/2006           50,688
First USA Credit Card Master Trust Series 1997-6A,
  6.42% ..............................................          75,000       3/17/2005           75,012
Ford Credit Auto Loan Master Trust Series 95-1, 6.50%          125,000       8/15/2002          125,937
Ford Credit Auto Owner Trust Series
  1997B-A3, 6.05% ....................................          75,000       4/15/2001           75,334
Household Affinity Credit Card Master Trust Series
  1994-1A, 5.8375% ...................................          50,000       5/15/2001           50,031
MBNA Corp. Sr. Note, 6.875% ..........................         100,000      11/15/2002          100,907
Prime Credit Card Master Trust
  1996-1A, 6.70% .....................................          50,000       7/15/2004           50,719
Prime Credit Card Master Trust Series
  1995-1A, 6.75% .....................................          50,000      11/15/2005           50,859
Sears Credit Trust Series 1995-2A, 8.10%                       200,000       6/15/2004          206,936
Structured Asset Securities Corp.
  Series 97-LL1-A1, 6.79% ............................          75,000      10/15/2034           76,046
Trump Atlantic City Associates First
  Mortgage Note, 11.25% ..............................         250,000       5/01/2006          246,250
                                                                                            -----------
                                                                                              2,637,555
                                                                                            -----------
CORPORATE 6.5%
Ameristar Casinos Inc. Sr. Sub.
  Note, 10.50%+ ......................................         150,000       8/01/2004          150,000
Arcadia Automobile Trust 97-C A5, 6.55%                         50,000       6/15/2005           50,602
Archibald Candy Corp. Sr. Sec.
  Notes, 10.25%+ .....................................         250,000       7/01/2004          262,500
Belden & Blake Corp. Sr. Sub.
  Note, 9.875%+ ......................................         250,000       6/15/2007          252,500
CHC Helicopter Corp. Sr. Sub. Note, 11.50%                     250,000       7/15/2002          266,250
Chevron Corp. Profit Sharing Note, 8.11%                        75,000      12/01/2004           79,720
Cigna Corp. Deb., 7.875% .............................         100,000       5/15/2027          105,921
Coleman Escrow Corp. Sr. Sec.
  Note, 0.00%+ .......................................         250,000       5/15/2001          147,500
Columbia/HCA Healthcare Corp.
  Deb., 7.50% ........................................          50,000      12/15/2023           49,520
Columbia/HCA Healthcare Corp.
  Note, 7.69% ........................................          50,000       6/15/2025           47,596
Columbia/HCA Healthcare Corp.
  Trust, 8.12% .......................................          75,000       8/04/2003           80,143
Edison Mission Energy Funding Corp. Series A Note,
  6.77%+ .............................................         313,305       9/15/2003          317,315
Empire Gas Corp. Sr. Sec. Note, 7.00% to
  7/14/99, 12.875% from 7/15/99 to
  maturity ...........................................         250,000       7/15/2004          233,750
Envirosource Inc. Sr. Note, 9.75% ....................         500,000       6/15/2003          490,000
French Fragrances Inc. Sr. Note B, 10.375%                     250,000       5/15/2007          258,750
Johnstown America Industries Inc. Sr. Sub. Note B,
  11.75%+ ............................................         125,000       8/15/2005          136,250
La Petite Holdings Corp. Sr. Sec.
  Notes, 9.625% ......................................         250,000       8/01/2001          255,000
Norcal Waste Systems Inc. Series B Sr.
  Note, 13.00% to 11/14/97, 13.50% from
  11/15/97 to maturity ...............................         250,000      11/15/2005          280,000
Outdoor Systems Inc. Sr. Sub. Note, 9.375%                     200,000      10/15/2006          207,000
Packaging Resources Inc. Sr. Sec.
  Note, 11.625% ......................................         250,000       5/01/2003          261,875
Rose Hills Co. Sr. Sub. Note, 9.50%+ .................         250,000      11/15/2004          261,250
Solutia Inc. Note, 6.50% .............................         100,000      10/15/2002          100,375
Spanish Broadcasting Systems Inc. Sr.
  Note, 7.50% ........................................         250,000       6/15/2002          288,750
Sun Media Corp. Sr. Sub. Note, 9.50% .................         250,000       2/15/2007          262,500
U.S.A. Mobile Communications Inc.
  Sr. Note, 14.00% ...................................         150,000      11/01/2004          169,500
                                                                                            -----------
                                                                                              5,014,567
                                                                                            -----------
Total Fixed Income Securities (Cost $17,340,437) .....................................       17,590,254
                                                                                            -----------
SHORT-TERM OBLIGATIONS 8.0%
American Express Credit Corp., 5.55% .................         280,000      11/04/1997          280,000
Chevron Oil Finance Co., 5.55% .......................       2,350,000      11/04/1997        2,350,000
Ford Motor Credit Co., 5.65% .........................       2,555,000      11/05/1997        2,555,000
Merrill Lynch & Company Inc., 5.62% ..................         997,000      11/03/1997          996,689
                                                                                            -----------
Total Short-Term Obligations (Cost $6,181,689) .......................................        6,181,689
                                                                                            -----------
Total Investments (Cost $69,091,051) - 100.5% ........................................       78,153,803
Cash and Other Assets, Less Liabilities - (0.5%) .....................................         (400,783)
                                                                                            -----------
Net Assets - 100.0% ..................................................................      $77,753,020
                                                                                            ===========

Federal Income Tax Information:
At October 31, 1997, the net  unrealized  appreciation  of  investments  based on cost for Federal income tax purposes of $69,180,248 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an
  excess of value over tax cost ......................................................      $10,886,235
Aggregate gross unrealized depreciation for all investments in which there is an
  excess of tax cost over value ......................................................       (1,912,680)
                                                                                            -----------
                                                                                            $ 8,973,555
                                                                                            ===========

--------------------------------------------------------------------------------------------------------

ADR  Stands for American Depositary Receipt, representing ownership of foreign securities.
*    Non-income-producing securities.
TBA  Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary  settlement time.  Although the unit price has been  established, the principal  value has not been finalized and may vary by no more than 1%.

+    Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain  qualified buyers. The total cost and market value of Rule 144A securities owned at October
     31, 1997 were $2,450,936 and $2,499,853 (3.22% of net assets), respectively.


Forward currency exchange contracts outstanding at October 31, 1997, are as follows:

                                                                                           UNREALIZED
                                                                             CONTRACT      APPRECIATION  DELIVERY
                                                           TOTAL VALUE         PRICE      (DEPRECIATION)   DATE
-------------------------------------------------------------------------------------------------------------------
Sell Australian dollars, Buy U.S. dollars                     124,000 AUD     .73565 AUD     $  3,993     11/14/97
Sell Australian dollars, Buy U.S. dollars                     183,300 AUD     .70850 AUD          709      1/23/98
Sell Australian dollars, Buy U.S. dollars                     430,000 AUD     .74214 AUD       16,637     11/14/97
Sell Australian dollars, Buy U.S. dollars                     430,000 AUD     .73289 AUD       12,476     12/10/97
Sell Australian dollars, Buy U.S. dollars                     390,000 AUD     .73480 AUD       12,061     12/10/97
Sell Australian dollars, Buy U.S. dollars                     300,000 AUD     .70843 AUD        1,108      1/23/98
Buy British pounds, Sell U.S. dollars                         125,000 GBP    1.66430 GBP        1,401     12/01/97
Buy British pounds, Sell U.S. dollars                         220,000 GBP    1.61130 GBP       14,126     12/01/97
Sell British pounds, Buy U.S. dollars                         767,000 GBP    1.62700 GBP      (34,393)     1/23/97
Sell British pounds, Buy U.S. dollars                         345,000 GBP    1.62570 GBP      (17,185)    12/01/97
Sell British pounds, Buy U.S. dollars                         155,000 GBP    1.62800 GBP       (6,795)     1/23/98
Buy Italian lira, Sell U.S. dollars                       453,600,000 ITL     .00058 ITL        4,013     11/04/97
Buy Japanese yen, Sell U.S. dollars                        11,034,925 JPY     .00834 JPY         (382)    11/05/97
Buy New Zealand dollars, Sell U.S. dollars                    148,594 NZD     .93736 NZD           37     11/06/97
Sell New Zealand dollars, Buy U.S. dollars                    760,000 NZD     .64200 NZD       17,133      1/23/98
Sell New Zealand dollars, Buy U.S. dollars                    858,000 NZD     .62400 NZD        3,899      1/23/98
Sell South African rand, Buy U.S. dollars                   2,100,000 ZAR     .20362 ZAR        4,908      2/27/98
Buy South African rand, Sell U.S. dollars                     485,375 ZAR     .20747 ZAR          157     11/03/97
                                                                                             --------
                                                                                             $ 33,903
                                                                                             ========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
October 31, 1997

ASSETS
Investments, at value (Cost $69,091,051) (Note 1) ..............   $78,153,803
Cash ...........................................................        75,487
Receivable for securities sold .................................     2,276,680
Interest and dividends receivable ..............................       388,920
Receivable for open forward contracts ..........................        92,658
Receivable for fund shares sold ................................        57,629
Receivable from Distributor (Note 3) ...........................         4,490
Deferred organization costs and other assets (Note 1)                   54,017
                                                                   -----------
                                                                    81,103,684
LIABILITIES
Payable for securities purchased ...............................     3,096,619
Payable for open forward contracts .............................        58,755
Accrued management fee (Note 2) ................................        51,348
Accrued transfer agent and shareholder services
  (Note 2) .....................................................        37,480
Payable for fund shares redeemed ...............................         9,110
Accrued trustees' fees (Note 2) ................................         6,097
Other accrued expenses .........................................        91,255
                                                                   -----------
                                                                     3,350,664
                                                                   -----------
NET ASSETS .....................................................   $77,753,020
                                                                   ===========
Net Assets consist of:
  Undistributed net investment income ..........................   $   473,826
  Unrealized appreciation of investments .......................     9,062,752
  Unrealized appreciation of forward contracts and
    foreign currency ...........................................        30,255
  Accumulated net realized gain ................................    11,024,948
  Shares of beneficial interest ................................    57,161,239
                                                                   -----------
                                                                   $77,753,020
                                                                   ===========
Net Asset Value, offering price and redemption price per share of Class S shares ($77,753,020 / 5,900,731 shares of
   beneficial interest) ........................................        $13.18
                                                                        ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended October 31, 1997

INVESTMENT INCOME
Interest, net of foreign taxes of $195 ......................      $ 1,495,176
Dividends, net of foreign taxes of $14,980 ..................          515,670
                                                                   -----------
                                                                     2,010,846
EXPENSES
Management fee (Note 2) .....................................          521,687
Custodian fee ...............................................          138,308
Transfer agent and shareholder services (Note 2) ............          113,270
Reports to shareholders .....................................           36,242
Audit fee ...................................................           27,633
Trustees' fees (Note 2) .....................................           17,040
Registration fees ...........................................           11,007
Amortization of organization costs (Note 1) .................            7,483
Legal fees ..................................................            7,081
Service fee-Class A (Note 5) ................................              266
Miscellaneous ...............................................            7,993
                                                                   -----------
                                                                       888,010
Expenses borne by the Distributor (Note 3) ..................         (122,711)
                                                                   -----------
                                                                       765,299
                                                                   -----------
Net investment income .......................................        1,245,547
                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
  FOREIGN CURRENCY AND FORWARD CONTRACTS
Net realized gain on investments (Notes 1 and 4) ............       11,042,411
Net realized gain on forward contracts and foreign
  currency (Note 1) .........................................          141,527
                                                                   -----------
  Total net realized gain ...................................       11,183,938
                                                                   -----------
Net unrealized appreciation of investments ..................        1,401,758
Net unrealized appreciation of forward contracts and
  foreign currency ..........................................           38,999
                                                                   -----------
  Total net unrealized appreciation .........................        1,440,757
                                                                   -----------
Net gain on investments, foreign currency and forward contracts     12,624,695
                                                                   -----------
Net increase in net assets resulting from operations ........      $13,870,242
                                                                   ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           Years ended October 31
                                                                 -------------------------------------
                                                                      1996                  1997
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .........................................     $  1,192,012          $  1,245,547
Net realized gain on investments, foreign currency and forward
  contracts ...................................................        7,998,701            11,183,938
Net unrealized appreciation of investments, foreign currency
  and forward contracts .......................................        1,718,152             1,440,757
                                                                    ------------          ------------
Net increase resulting from operations.........................       10,908,865            13,870,242
                                                                    ------------          ------------
Dividends from net investment income:
  Class A .....................................................         (365,226)               (7,266)
  Class S .....................................................         (910,584)           (1,418,981)
                                                                    ------------          ------------
                                                                      (1,275,810)           (1,426,247)
                                                                    ------------          ------------
Distributions from net realized gains:
  Class A .....................................................         (850,522)              (80,854)
  Class S .....................................................         (463,669)           (7,708,753)
                                                                    ------------          ------------
                                                                      (1,314,191)           (7,789,607)
                                                                    ------------          ------------
Net increase (decrease) from fund share transactions (Note 6) .       (4,788,166)            9,203,933
                                                                    ------------          ------------
Total increase in net assets...................................        3,530,698            13,858,321
NET ASSETS
Beginning of year .............................................       60,364,001            63,894,699
                                                                    ------------          ------------
End of year (including undistributed net investment income of
  $606,033 and $473,826, respectively) ........................     $ 63,894,699          $ 77,753,020
                                                                    ============          ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1997

NOTE 1

State Street Research Strategic Portfolios: Aggressive (the "Fund"), is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business Trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in May, 1994. The Trust consists presently of four separate funds: State Street Research Strategic
Portfolios: Aggressive, State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate and State Street Research Strategic Portfolios: Conservative.

The investment objective of the Fund is to provide high total return from, primarily, growth of capital and secondarily, current income, consistent with reasonable investment risk.

The Fund is authorized to issue four classes of shares. Before November 1, 1997, Class S shares were designated Class C. Only Class S shares are presently available for purchase. Class A, Class B and Class C shares are not being offered at this time. Effective March 27, 1997, the Fund discontinued offering Class A shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares will be subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser") and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accured on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. DEFERRED ORGANIZATION COSTS
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2

The Trust and the Adviser, an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1997, the fees pursuant to such agreement amounted to $521,687.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1997, the amount of such expenses was $98,371.

The fees of the Trustees not currently affiliated with the Adviser amounted to $17,040 during the year ended October 31, 1997.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $122,711.

NOTE 4

For the year ended October 31, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $89,692,029 and $87,638,492 (including $15,025,249 and $16,900,880 of U.S. Government securities), respectively.

NOTE 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the period November 1, 1996 to March 27, 1997, fees pursuant to such plan amounted to $266 for Class A shares.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1997, Metropolitan owned 3,605,965 Class S shares of the Fund.

Share transactions were as follows:

                                                       YEARS ENDED OCTOBER 31
                                 ----------------------------------------------------------------------
                                                1996                                1997
                                 ----------------------------------  ----------------------------------
CLASS A                                 SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold ...................              --     $  --                     8,328        $   101,499
Issued upon reinvestment of:
  Dividend from net investment
     income ...................              --                 --               54                615
  Distributions from net
     realized gains ...........          78,245            850,522              606              6,845
Shares repurchased ............      (3,647,468)       (42,310,619)         (59,010)          (669,014)
                                     ----------     --------------          -------        -----------
Net decrease ..................      (3,569,223)    $  (41,460,097)         (50,022)       $  (560,055)
                                     ==========     ==============          =======        ===========

CLASS S (FORMERLY CLASS C)              SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold ...................       5,031,860     $   58,556,573        1,008,062        $12,442,073
Issued upon reinvestment of:
  Dividends from net investment
     income ...................          14,250            168,031           47,450            565,762
  Distributions from net
     realized gains ...........          42,616            463,669          683,399          7,708,745
Shares repurchased ............      (1,901,217)       (22,516,342)        (927,982)       (10,952,592)
                                     ----------     --------------          -------        -----------
Net increase ..................       3,187,509     $   36,671,931          810,929        $ 9,763,988
                                     ==========     ==============          =======        ===========

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                 CLASS A
                                             -------------------------------------------------------------------------------
                                                             YEARS ENDED OCTOBER 31
                                             ------------------------------------------------------     NOVEMBER 1, 1996
                                                   1994(2)            1995(1)            1996(1)      TO MARCH 27, 1997(1)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)             9.55               9.74              10.93                  12.45
                                                   ----               ----              -----                  -----
  Net investment income ($)                        0.09               0.20               0.14                   0.10
  Net realized and unrealized gain on
    investments, foreign currency and
    forward contracts ($)                          0.14               1.19               1.79                   0.41
                                                   ----               ----              -----                  -----
TOTAL FROM INVESTMENT OPERATIONS ($)               0.23               1.39               1.93                   0.51
                                                   ----               ----              -----                  -----
  Dividends from net investment income ($)        (0.04)             (0.20)             (0.17)                 (0.13)
  Distributions from net realized gains ($)          --                 --              (0.24)                 (1.48)
                                                   ----               ----              -----                  -----
TOTAL DISTRIBUTIONS ($)                           (0.04)             (0.20)             (0.41)                 (1.61)
                                                   ----               ----              -----                  -----
NET ASSET VALUE, END OF YEAR ($)                   9.74              10.93              12.45                  11.35
                                                   ====              =====              =====                  =====
Total return(3) (%)                                2.41(4)           14.49              18.05                   4.18(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)          50,999             39,555                623                     --
Ratio of operating expenses to average net
  assets (%)                                       1.35(5)            1.35               1.35                   1.35(5)
Ratio of net investment income to average
  net assets (%)                                   2.01(5)            1.98               1.43                   1.69(5)
Portfolio turnover rate (%)                       37.75             127.44             145.59                 136.48
Average commission rate ($)(6)                       --                 --             0.0251                 0.0244
*Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3)
 ($)                                               0.01               0.02               0.01                   0.02


                                                                               CLASS S (FORMERLY CLASS C)
                                                         -------------------------------------------------------------------
                                                                                 YEARS ENDED OCTOBER 31
                                                         -------------------------------------------------------------------
                                                               1994(2)           1995(1)           1996(1)       1997(1)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                         9.55              9.74             10.94         12.43
                                                               ----              ----             -----         -----
  Net investment income ($)                                    0.10              0.22              0.22          0.22
  Net realized and unrealized gain on investments,
    foreign currency and forward contracts ($)                 0.14              1.20              1.74          2.27
                                                               ----              ----             -----         -----
TOTAL FROM INVESTMENT OPERATIONS ($)                           0.24              1.42              1.96          2.49
                                                               ----              ----             -----         -----
  Dividends from net investment income ($)                    (0.05)            (0.22)            (0.23)        (0.26)
  Distributions from net realized gains ($)                      --                --             (0.24)        (1.48)
                                                               ----              ----             -----         -----
TOTAL DISTRIBUTIONS ($)                                       (0.05)            (0.22)            (0.47)        (1.74)
                                                               ----              ----             -----         -----
NET ASSET VALUE, END OF YEAR ($)                               9.74             10.94             12.43         13.18
                                                               ====             =====             =====         =====
Total return(3) (%)                                            2.50(4)          14.85             18.37         22.54
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                         102            20,809            63,272        77,753
Ratio of operating expenses to average net assets (%)          1.10(5)           1.10              1.10          1.10
Ratio of net investment income to average net assets(%)        2.26(5)           2.13              1.78          1.79
Portfolio turnover rate (%)                                   37.75            127.44            145.59        136.48
Average commission rate ($)(6)                                   --                --            0.0251        0.0244
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3) ($)                               0.01              0.02              0.03          0.02
-------------------------------------------------------------------------------------------------------------------------------

(1) Per-share figures have been calculated using the average shares method.
(2) May 16,1994 (commencement of operations) to October 31, 1994.
(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(4) Not Annualized.
(5) Annualized.
(6) Average commission rate per share paid for security trades beginning with the fiscal year ended October 31, 1996.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
AND THE SHAREHOLDERS OF STATE STREET RESEARCH
STRATEGIC PORTFOLIOS: AGGRESSIVE

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic
Portfolios: Aggressive (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.






Price Waterhouse LLP
Boston, Massachusetts
December 12, 1997

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

The Fund provided shareholders with attractive returns for the year ended October 31, 1997. Class S shares (formerly Class C) gained 22.54%. That was higher than its peer group, the Lipper flexible portfolio fund average, which rose 19.22%. It was below the S&P 500, which gained 32.10%. That's not surprising since the S&P 500 is a measure of common stock performance, and the Fund had 30% of its assets invested in bonds and cash.

Strategic Portfolios: Aggressive seeks high total return primarily through capital appreciation, and secondarily through current income, by investing in common stocks and bonds. The Manager's strategy is to adjust the asset allocation to take advantage of changing market conditions.

In general, large company stocks outperformed small and mid-sized company stocks during the first half of the year. But small and mid-cap stocks came back stronger in the second half of the year. The Fund benefited from reducing its exposure to large company stocks and shifting its emphasis to small and mid-cap stocks as the market began to shift its favor to these groups. A decision to cut back on the Fund's equity holdings hurt performance. However, adding proceeds to high yield bonds was a good call. High yield bonds were the best performing segment in the fixed-income markets during the period.

Going forward, we expect a slower year for corporate profits in the U.S. but relatively stable to declining interest rates. The recent turmoil in Asia makes further volatility in international markets likely. As a result, we will continue to underweight U.S. equities, overweight U.S. bonds and focus on quality.

October 31, 1997

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs. Before November 1, 1997, Class S shares were designated Class C. The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. The Lehman Brothers Government/Corporate Bond Index is a market-value weighted index of U.S. government treasury and agency securities, corporate and yankee bonds. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

                     CHANGE IN VALUE OF $10,000 BASED ON THE
                        S&P 500 AND THE LEHMAN BROTHERS
                    GOVERNMENT/CORPORATE BOND INDEX COMPARED
                   TO CHANGE IN VALUE OF $10,000 INVESTED IN
                        STRATEGIC PORTFOLIOS: AGGRESSIVE

               Strategic Portfolios:          S&P            Lehman Brothers
                     Aggressive               500            Gov't/Corp Bond
               ---------------------         ------          ---------------
 5/16/94          $ 10,000                 $ 10,000            $ 10,000
10/31/94            10,250                   10,549              10,006
10/31/95            11,772                   13,334              11,622
10/31/96            13,935                   16,546              12,250
10/31/97            17,076                   21,856              13,329

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

--------------------------------------------------------------------------
INVESTMENT PORTFOLIO
- -------------------------------------------------------------------------
October 31, 1997

--------------------------------------------------------------------------
                                                                 VALUE
                                                  SHARES        (NOTE 1)
--------------------------------------------------------------------------

EQUITY SECURITIES 25.3%
BASIC INDUSTRIES 4.1%
CHEMICAL 1.3%
Agrium Inc. ............................          14,800       $  165,575
Cabot Corp. ............................           5,600          137,550
Ciba Specialty Chemicals AG* ...........              70            6,874
E.I. Du Pont De Nemours & Co. ..........           1,200           68,250
Thiokol Corp. ..........................           1,400          128,187
                                                              -----------
                                                                  506,436
                                                              -----------
DIVERSIFIED 0.4%
Hoya Corp. .............................           1,000           34,732
Johnson Controls Inc. ..................           2,500          112,188
                                                              -----------
                                                                  146,920
                                                              -----------
ELECTRICAL EQUIPMENT 0.3%
Asia Pacific Wire & Cable Corp. Ltd.* ..           3,800           35,150
General Electric Co. ...................           1,600          103,300
                                                              -----------
                                                                  138,450
                                                              -----------
ELECTRONIC EQUIPMENT 0.1%
Sony Corp.* ............................             300           24,902
                                                              -----------
FOREST PRODUCT 0.6%
Abitibi-Consolidated Inc. ..............           7,600          108,300
Aracruz Celulose SA ADR ................           1,650           24,750
Stone Container Corp. ..................           7,800           94,088
                                                              -----------
                                                                  227,138
                                                              -----------
MACHINERY 0.6%
Sundstrand Corp. .......................           2,600          141,375
Tyco International Ltd. ................           2,100           79,275
                                                              -----------
                                                                  220,650
                                                              -----------
METAL & MINING 0.8%
Alumax Inc.* ...........................           4,000          130,000
Kennametal Inc. ........................           3,600          174,600
RTZ Corp.* .............................           1,421           18,310
                                                              -----------
                                                                  322,910
                                                              -----------
Total Basic Industries .................................        1,587,406
                                                              -----------
CONSUMER CYCLICAL 4.2%
AIRLINE 0.1%
China Southern Airlines Co. Ltd.* ......          62,400           27,643
                                                              -----------
AUTOMOTIVE 1.0%
Exide Corp. ............................           6,900          160,856
Lear Corp.* ............................           4,200          201,862
Renault SA* ............................           1,000           27,825
                                                              -----------
                                                                  390,543
                                                              -----------
BUILDING 0.2%
Lafarge Corp. ..........................           2,200           66,825
                                                              -----------
Hotel & Restaurant 0.4%
Harrah's Entertainment Inc.* ...........           8,800          173,250
                                                              -----------
RECREATION 0.6%
Cox Communications Inc. Cl. A* .........           2,600           79,950
International Game Technology Inc. .....           2,300           58,794
US West Inc.* ..........................           3,900           98,475
                                                              -----------
                                                                  237,219
                                                              -----------
RETAIL TRADE 1.9%
Hannaford Brothers Co. .................           3,600       $  136,125
Home Depot Inc. ........................           1,300           72,313
Kroger Co.* ............................           7,300          238,162
Rite Aid Corp. .........................           1,800          106,875
Staples Inc.* ..........................           5,300          139,125
Wal-Mart Stores, Inc. ..................           1,000           35,125
                                                              -----------
                                                                  727,725
                                                              -----------
Total Consumer Cyclical ................................        1,623,205
                                                              -----------
CONSUMER STAPLE 4.9%
AIRPORT 0.2%
Ball Corp. .............................           2,300           80,500
                                                              -----------
BUSINESS SERVICE 0.3%
HBO & Co. ..............................           1,800           78,300
USA Waste Services Inc.* ...............             900           33,300
                                                              -----------
                                                                  111,600
                                                              -----------
DRUG 1.0%
Eli Lilly & Co. ........................           1,600          107,000
Novartis AG ............................              70          109,631
Pfizer Inc. ............................           1,000           70,750
Schering-Plough Corp. ..................           1,700           95,306
                                                              -----------
                                                                  382,687
                                                              -----------
FOOD & BEVERAGE 0.6%
Coca-Cola Enterprises Inc. .............             800           22,500
H.J. Heinz Co. .........................           1,700           78,944
Whitman Corp. ..........................           5,500          144,375
                                                              -----------
                                                                  245,819
                                                              -----------
HOSPITAL SUPPLY 1.2%
Baxter International Inc. ..............             900           41,625
Boston Scientific Corp.* ...............             600           27,300
Guidant Corp. ..........................           1,600           92,000
PacifiCare Health Systems, Inc. Cl. A* .           2,200          139,975
Tenet Healthcare Corp. .................           4,500          137,531
                                                              -----------
                                                                  438,431
                                                              -----------
PERSONAL CARE 0.2%
Procter & Gamble Co. ...................             800           54,400
                                                              -----------
PRINTING & PUBLISHING 1.1%
Hollinger International, Inc. Cl. A* ...          14,200          185,487
Torstar Corp. Cl. B* ...................           1,600           54,664
Valassis Communications Inc. ...........           6,500          191,750
                                                              -----------
                                                                  431,901
                                                              -----------
TOBACCO 0.3%
Dimon Inc. .............................           3,800           98,562
Philip Morris Companies, Inc. ..........             800           31,700
                                                              -----------
                                                                  130,262
                                                              -----------
Total Consumer Staple ..................................        1,875,600
                                                              -----------
ENERGY 3.4%
OIL 2.6%
British Petroleum Co. PLC* .............           2,100           30,864
Energy Africa Ltd.* ....................          15,700           82,374
ENI SPA ADR ............................           1,000           56,375
Fletcher Challenge Ltd.* ...............           6,600           29,588
Oryx Energy Co.* .......................           7,800          214,987
PTT Exploration & Production Public Co. Ltd.*        300            2,998
Royal Dutch Petroleum Co. ..............           1,200           63,150
Seagull Energy Corp.* ..................           7,500          183,281
Tosco Corp. ............................           4,900          161,700
Total SA Cl. B* ........................             717           79,553
Total SA Cl. B ADR* ....................           1,500           83,250
Woodside Petroleum Ltd. ADR* ...........           3,900           32,940
                                                              -----------
                                                                1,021,060
                                                              -----------
OIL SERVICE 0.8%
Mapco Inc. .............................           5,500          181,500
Schlumberger Ltd. ......................           1,300          113,750
                                                              -----------
                                                                  295,250
                                                              -----------
Total Energy ...........................................        1,316,310
                                                              -----------
FINANCE 3.9%
BANK 1.2%
BankAmerica Corp. ......................           1,300           92,950
Fleet Financial Group Inc. .............           2,800          180,075
Mellon Bank Corp. ......................           3,300          170,156
                                                              -----------
                                                                  443,181
                                                              -----------
FINANCIAL SERVICE 0.2%
Federal National Mortgage Association ..           1,700           82,344
                                                              -----------
INSURANCE 2.5%
Ace Ltd. ...............................           3,200          297,400
AMBAC Inc. .............................           4,100          173,225
General Re Corp. .......................             300           59,156
Mid Ocean Ltd. .........................           3,000          194,625
Travelers Group Inc. ...................           1,000           70,000
Travelers Property Casualty Corp. Cl. A            3,200          115,600
UNUM Corp. .............................           1,000           48,750
                                                              -----------
                                                                  958,756
                                                              -----------
Total Finance ..........................................        1,484,281
                                                              -----------
SCIENCE & TECHNOLOGY 3.6%
AEROSPACE 0.3%
Boeing Co. .............................           2,126          101,782
                                                              -----------
COMPUTER SOFTWARE & SERVICE 0.6%
Cisco Systems Inc.* ....................             700           57,422
Nintendo Co. Ltd.* .....................             400           34,566
Sema Group PLC* ........................           1,600           35,837
TT Tieto Oy Cl. B* .....................             200           22,423
Western Digital Corp.* .................           2,600           77,837
WM-Data AB Cl. B* ......................           1,000           17,357
                                                              -----------
                                                                  245,442
                                                              -----------
ELECTRONIC COMPONENTS 1.1%
AMP Inc. ...............................           1,300           58,500
Hitachi Ltd. ...........................           4,000           30,744
Intel Corp.* ...........................             700           53,900
Lernout & Hauspie Speech Products NV ADR*          1,700           82,450
Rohm Co.* ..............................           1,000           98,878
Texas Instruments Inc. .................             900           96,019
                                                              -----------
                                                                  420,491
                                                              -----------
ELECTRONIC EQUIPMENT 0.7%
KLA-Tencor Corp.* ......................             900       $   39,544
L.M. Ericsson Telephone Co. ADR Cl. B* .           2,190           96,908
L.M. Ericsson Telephone Co. Cl. B* .....           2,568          113,144
Teradyne Inc.* .........................             700           26,206
                                                              -----------
                                                                  275,802
                                                              -----------
OFFICE EQUIPMENT 0.9%
Compaq Computer Corp. ..................             700           44,625
Hewlett-Packard Co. ....................             500           30,844
International Business Machines Corp. ..             600           58,837
Quantum Corp.* .........................           2,200           69,575
Unisys Corp. ...........................          11,900          158,419
                                                              -----------
                                                                  362,300
                                                              -----------
Total Science & Technology .............................        1,405,817
                                                              -----------
UTILITY 1.2%
ELECTRIC 0.9%
Edison International Corp. .............           4,300          110,187
OGE Energy Corp. .......................           2,500          121,094
Western Resources Inc. .................           2,800          104,300
                                                              -----------
                                                                  335,581
                                                              -----------
Natural Gas 0.1%
TransTexas Gas Corp.* ..................           1,800           34,200
                                                              -----------
Telephone 0.2%
Telecom Italia SPA* ....................           5,300           33,215
WorldCom Inc.* .........................           1,900           63,888
                                                              -----------
                                                                   97,103
                                                              -----------
Total Utility ..........................................          466,884
                                                              -----------
Total Equity Securities (Cost $8,229,749................        9,759,503
                                                              -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

--------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL        MATURITY           VALUE
                                                           AMOUNT           DATE            (NOTE 1)
--------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 70.3%
U.S. TREASURY 23.5%
U.S. Treasury Bond, 12.00% ..........................      $  200,000       8/15/2013           293,062
U.S. Treasury Bond, 8.75% ...........................       1,125,000       5/15/2017         1,447,031
U.S. Treasury Bond, 8.125% ..........................         375,000       8/15/2021           462,364
U.S. Treasury Bond, 6.25% ...........................         875,000       8/15/2023           878,141
U.S. Treasury Note, 6.75% ...........................         100,000       5/31/1999           101,656
U.S. Treasury Note, 6.875% ..........................       1,050,000       8/31/1999         1,071,987
U.S. Treasury Note, 7.125% ..........................         850,000       9/30/1999           872,448
U.S. Treasury Note, 6.25% ...........................         175,000       8/31/2000           177,406
U.S. Treasury Note, 6.625% ..........................         675,000       7/31/2001           694,616
U.S. Treasury Note, 7.875% ..........................         850,000      11/15/2004           947,614
U.S. Treasury Note, 6.50% ...........................       1,650,000       8/15/2005         1,711,875
U.S. Treasury Note, 6.875% ..........................         100,000       5/15/2006           106,391
U.S. Treasury Note Inflation
  Indexed, 3.375% ...................................         126,850       1/15/2007           125,145
U.S. Treasury STRIPS, 0.00% .........................         275,000       5/15/2007           155,315
                                                                                            -----------
                                                                                              9,045,051
                                                                                            -----------
U.S. AGENCY MORTGAGE 15.1%
Federal Home Loan Mortgage
  Corp., 7.50% ......................................      $  584,616       2/01/2027        $  597,583
Federal Home Loan Mortgage Corp.
  Gold, 7.00% .......................................         799,256       6/01/2024           806,993
Federal Home Loan Mortgage Corp.
  Gold, 7.50% .......................................         498,635       8/01/2024           511,101
Federal Home Loan Mortgage Corp.
  Series 29-H PAC, 6.50% ............................         125,000       3/25/2023           125,272
Federal Home Loan Mortgage Corp.
  TBA, 7.00% ........................................         500,000      12/15/2012           506,250
Federal National Mortgage
  Association, 7.50% ................................         457,391       7/01/2012           469,109
Federal National Mortgage Association
  Remic 93-102-H PAC, 6.80% .........................         125,000       9/25/2022           127,460
Federal National Mortgage Association
  TBA, 7.00% ........................................         250,000      11/20/2004           253,125
Government National Mortgage
  Association, 6.50% ................................         119,802       2/15/2009           120,644
Government National Mortgage
  Association, 6.50% ................................          59,660       6/15/2009            60,079
Government National Mortgage
  Association, 6.50% ................................         270,576       7/15/2009           272,519
Government National Mortgage
  Association, 8.00% ................................         118,439      10/15/2017           124,694
Government National Mortgage
  Association, 8.00% ................................          59,837      11/15/2017            62,997
Government National Mortgage
  Association, 6.50% ................................          83,726      12/15/2023            83,046
Government National Mortgage
  Association, 6.50% ................................         423,955       7/15/2024           420,509
Government National Mortgage
  Association, 7.00% ................................         295,912       1/15/2025           298,407
Government National Mortgage
  Association, 7.50% ................................         360,594      11/15/2025           368,931
Government National Mortgage
  Association, 7.50% ................................         188,711       4/15/2026           192,957
Government National Mortgage
  Association, 8.00% ................................         114,040       9/15/2026           118,351
Government National Mortgage
  Association TBA, 7.50% ............................         300,000      11/17/2016           308,625
                                                                                            -----------
                                                                                              5,828,652
                                                                                            -----------
CANADIAN-YANKEE 3.1%
British Aerospace Finance Inc.
  Note, 7.50%+ ......................................         125,000       7/01/2027           133,018
DR Investments Sr. Note, 7.10%+ .....................         125,000       5/15/2002           129,135
Petroliam Nasional BHD, 7.125%+ .....................         125,000       8/15/2005           126,078
Petroliam Nasional BHD Note, 6.875%+ ................         175,000       7/01/2003           175,297
Province of Quebec, 7.125% ..........................         250,000       2/09/2024           249,700
Usinor Sacilor ADR Note, 7.25% ......................         350,000       8/01/2006           361,147
                                                                                            -----------
                                                                                              1,174,375
                                                                                            -----------
TRUST CERTIFICATES 1.2%
Cooperative Utility Trust
  Certificates, 10.70% ..............................         225,000       9/15/2017           236,250
Rural Electric Cooperative Grantor Trust
  Certificates, 10.11% ..............................         200,000      12/15/2017           210,934
                                                                                            -----------
                                                                                                447,184
                                                                                            -----------
FOREIGN GOVERNMENT 5.6%
                                                    Australian Dollar
Commonwealth of Australia, 9.00% ....................         775,000       9/15/2004        $  643,340
                                                      Canadian Dollar
Government of Canada, 0.00% .........................         225,000       2/05/1998           158,099
                                                   New Zealand Dollar
Government of New Zealand, 10.00% ...................         375,000       3/15/2002           261,534
Government of New Zealand, 8.00% ....................         300,000      11/15/2006           204,767
                                                       Pound Sterling
United Kingdom Treasury, 8.50% ......................         475,000      12/07/2005           889,824
                                                                                            -----------
                                                                                              2,157,564
                                                                                            -----------
FINANCE/MORTGAGE 18.6%
American Express Credit Account Master
  Trust 96-1A, 6.80% ................................      $  250,000      12/15/2003           255,155
American Express Credit Account Master
  Trust 97-1A, 6.40% ................................         125,000       4/15/2005           126,250
Arcadia Automobile Trust
  97-B A5, 6.70% ....................................         125,000       2/15/2005           126,875
Arcadia Automobile Trust
  97-C A5, 6.55% ....................................         125,000       6/15/2005           126,504
Associates Corp. of North America
  Sr. Note, 6.70% ...................................         250,000       5/29/2001           253,505
Associates Corp. of North America
  Sr. Note, 6.45% ...................................         125,000      10/15/2001           125,794
Bank of New York Institutional Capital
  Trust, 7.78%+ .....................................         175,000      12/01/2026           178,115
BankAmerica Institutional Capital
  Series B, 7.70%+ ..................................         350,000      12/31/2026           357,514
Chase Manhattan Master
  Trust 96-3A, 7.04% ................................         275,000       2/15/2005           282,389
Cigna Corp. Deb., 7.875% ............................         175,000       5/15/2027           185,362
CIT Group Holdings Inc. Sr.
  Note, 6.80% .......................................         250,000       4/17/2000           253,757
Citicorp Capital Security
  Note, 7.93% .......................................         175,000       2/15/2027           181,783
Commercial Credit Group Inc.
  Note, 6.45% .......................................         250,000       7/01/2002           254,687
Commercial Credit Group Inc.
  Sr. Note, 5.55% ...................................         250,000       2/15/2001           244,528
Countrywide Funding Corp.
  Note, 6.58% .......................................         200,000       9/21/2001           201,634
Countrywide Funding Corp.
  Note, 6.28% .......................................         200,000       1/15/2003           200,236
CWMBS Inc. Series
  1994-3 A-7, 6.75% .................................         225,000       3/25/2024           223,664
Discover Credit Card Trust
  Series 1993 A, 6.25% ..............................         208,334       8/16/2000           208,138
DLJ Mortgage Acceptance Corp. 97-CF2
  A1A, 6.55%+ .......................................         125,000      11/15/2006           126,719
First USA Credit Card Master Trust
  Series 1997-6A, 6.42% .............................         250,000       3/17/2005           250,039
Ford Credit Auto Loan Master Trust
  Series 95-1, 6.50% ................................         375,000       8/15/2002           377,812
Ford Credit Auto Owner Trust
  Series 1997B-A3, 6.05% ............................         250,000       4/15/2001           251,113
GE Global Insurance Holding Corp.
  Note, 7.00% .......................................         150,000       2/15/2026           152,511
General Motors Acceptance Corp.
  Note, 7.85% .......................................         325,000      11/17/1997           325,231
Household Affinity Master Trust
  Series 1994-1A, 5.8375% ...........................         175,000       5/15/2001           175,109
Household Finance Co. Note, 6.75% ...................         125,000       6/01/2000           126,450
MBNA Corp. Sr. Note, 6.875% .........................         175,000      11/15/2002           176,587
Morgan Stanley Capital Inc.
  97-WF1-1A, 6.83%+ .................................         123,648      10/15/2006           125,967
Prime Credit Card Master Trust
  Series 1995-1A, 6.75% .............................         125,000      11/15/2005           127,148
Prudential Home Mortgage Securities Co.
  Series 93-29 A-6 PAC, 6.75% .......................         188,285       8/25/2008           189,462
Prudential Home Mortgage Securities Co.
  Series 93-47 1-11 PAC, 6.10% ......................         275,000      12/25/2023           264,429
Railcar Leasing LLC Sr. Sec.
  Note, 6.75%+ ......................................         113,004       7/15/2006           116,252
Sears Credit Account Master Trust
  Series 1997-1A, 6.20% .............................         125,000       7/16/2007           125,117
Structured Asset Securities Corp.
  Note, 6.79% .......................................         250,000      10/15/2034           253,487
Zurich Capital Trust, 8.376%+ .......................         200,000       6/01/2037           213,358
                                                                                            -----------
                                                                                              7,162,681
                                                                                            -----------
CORPORATE 3.2%
Chevron Corp. Note, 8.11% ...........................         175,000      12/01/2004           186,013
Columbia/HCA Healthcare Corp.
  Note, 6.87% .......................................         150,000       9/15/2003           151,386
Columbia/HCA Healthcare
  Corp. Deb., 7.50% .................................         125,000      12/15/2023           123,800
Columbia/HCA Healthcare Corp.
  Note, 8.12% .......................................         125,000       8/04/2003           133,572
Columbia/HCA Healthcare Corp.
  Note, 7.69% .......................................         125,000       6/15/2025           118,989
Edison Mission Energy Funding Corp.
  Series  A Note, 6.77%+ ............................         156,653       9/15/2003           158,658
Electronic Data Systems Corp.
  Note, 6.85%+ ......................................         250,000       5/15/2000           254,780
Loews Corp. Sr. Note, 7.00% .........................         125,000      10/15/2023           118,111
                                                                                            -----------
                                                                                              1,245,309
                                                                                            -----------
Total Fixed Income Securities (Cost $26,400,955) ....................................        27,060,816
                                                                                            -----------
SHORT-TERM OBLIGATIONS 6.1%
American Express Credit Corp., 5.48% ................         452,000      11/05/1997           452,000
American Express Credit Corp., 5.55% ................       1,000,000      11/05/1997         1,000,000
General Electric Capital Corp., 5.53% ...............         884,000      11/07/1997           884,000
                                                                                            -----------
Total Short-Term Obligations (Cost $2,336,000) ......................................         2,336,000
                                                                                            -----------
Total Investments (Cost $36,966,704) - 101.7% .......................................        39,156,319
Cash and Other Assets, Less Liabilities - (1.7%) ....................................         (655,620)
                                                                                            -----------
Net Assets - 100.0% .................................................................       $38,500,699
                                                                                            ===========

--------------------------------------------------------------------------------------------------------

Federal Income Tax Information:

AtOctober 31, 1997, the net  unrealized  appreciation  of  investments  based on cost for Federal income tax purposes of $37,040,878 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an
  excess of value over tax cost .....................................................       $ 2,530,684
Aggregate gross unrealized depreciation for all investments in which there is an
  excess of tax cost over value .....................................................          (415,243)
                                                                                            -----------
                                                                                            $ 2,115,441
                                                                                            ===========

--------------------------------------------------------------------------------

ADR Stands for American Depositary Receipt, representing ownership of foreign securities.
  *  Nonincome-producing securities.
  + Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 1997 were $2,031,297 and $2,094,891 (5.44% of net assets), respectively.
TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

Forward currency exchange contracts outstanding at October 31, 1997, are as follows:

                                                                                       UNREALIZED
                                                                         CONTRACT      APPRECIATION    DELIVERY
                                                       TOTAL VALUE         PRICE      (DEPRECIATION)     DATE
-----------------------------------------------------------------------------------------------------------------
Sell Australian dollars, Buy U.S. dollars                  31,000 AUD     .73565 AUD     $    998       11/14/97
Sell Australian dollars, Buy U.S. dollars                  57,000 AUD     .70850 AUD          215        1/23/98
Sell Australian dollars, Buy U.S. dollars                 140,000 AUD     .73289 AUD        4,062       12/10/97
Sell Australian dollars, Buy U.S. dollars                 236,000 AUD     .74214 AUD        9,131       11/14/97
Sell Australian dollars, Buy U.S. dollars                 250,000 AUD     .73480 AUD        7,731       12/10/97
Sell Australian dollars, Buy U.S. dollars                 135,000 AUD     .70843 AUD          499        1/23/98
Sell British pounds, Buy U.S. dollars                     100,000 GBP    1.62570 GBP       (4,981)      12/01/97
Buy British pounds, Sell U.S. dollars                      35,000 GBP    1.66430 GBP          392       12/01/97
Buy British pounds, Sell U.S. dollars                      65,000 GBP    1.61130 GBP        4,174       12/01/97
Buy British pounds, Sell U.S. dollars                     456,000 GBP    1.62700 GBP      (20,448)       1/23/98
Sell British pounds, Buy U.S. dollars                      52,000 GBP    1.62800 GBP       (2,280)       1/23/98
Buy Italian lira, Sell U.S. dollars                    59,360,000 ITL     .00058 ITL          525       11/04/97
Buy Japanese yen, Sell U.S. dollars                     1,003,175 JPY     .00834 JPY          (35)      11/05/97
Buy New Zealand dollars, Sell U.S. dollars                 19,382 NZD     .62240 NZD            5       11/06/97
Sell New Zealand dollars, Buy U.S. dollars                270,000 NZD     .64200 NZD        6,087        1/23/98
Sell New Zealand dollars, Buy U.S. dollars                401,000 NZD     .62400 NZD        1,822        1/23/98
Sell New Zealand dollars, Buy U.S. dollars                 50,000 NZD     .62414 NZD          234        1/23/98
Sell South African rand, Buy U.S. dollars                 275,000 ZAR     .20362 ZAR          643        2/27/98
Buy South African rand, Sell U.S. dollars                  63,531 ZAR     .20747 ZAR           21       11/03/97
                                                                                         --------
                                                                                         $  8,795
                                                                                         ========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

-----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------
October 31, 1997

ASSETS
Investments, at value (Cost $36,966,704) (Note 1) .........      $39,156,319
Cash ......................................................           32,343
Receivable for securities sold ............................        1,796,370
Interest and dividends receivable .........................          381,861
Receivable for open forward contracts .....................           36,539
Receivable for fund shares sold ...........................           18,074
Receivable from Distributor (Note 3) ......................           11,777
Deferred organization costs and other assets (Note 1)                 35,640
                                                                 -----------
                                                                  41,468,923
LIABILITIES
Payable for securities purchased ..........................        2,815,629
Payable for open forward contracts ........................           27,744
Accrued transfer agent and shareholder services
  (Note 2) ................................................           24,004
Accrued management fee (Note 2) ...........................           19,724
Accrued trustees' fees (Note 2) ...........................            5,412
Payable for fund shares redeemed ..........................              459
Other accrued expenses ....................................           75,252
                                                                 -----------
                                                                   2,968,224
                                                                 -----------
NET ASSETS ................................................      $38,500,699
                                                                 ===========
Net Assets consist of:
  Undistributed net investment income .....................      $   458,790
  Unrealized appreciation of investments ..................        2,189,615
  Unrealized appreciation of forward contracts and
    foreign currency ......................................            8,562
  Accumulated net realized gain ...........................        2,661,943
  Shares of beneficial interest ...........................       33,181,789
                                                                 -----------
                                                                 $38,500,699
                                                                 ===========
Net Asset Value, offering price and redemption price
  per share of Class S shares ($38,500,699 / 3,401,702
  shares of beneficial interest) ..........................           $11.32
                                                                      ======

-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------
For the year ended October 31, 1997

INVESTMENT INCOME
Interest, net of foreign taxes of $1,252 ...................      $1,781,273
Dividends, net of foreign taxes of $2,781 ..................         131,950
                                                                 -----------
                                                                   1,913,223
EXPENSES
Management fee (Note 2) ....................................         213,881
Custodian fee ..............................................         104,389
Transfer agent and shareholder services (Note 2) ...........          70,185
Reports to shareholders ....................................          31,511
Trustees' fees (Note 2) ....................................          16,965
Audit fee ..................................................          19,241
Registration fees ..........................................          14,253
Legal fees .................................................           8,666
Amortization of organization costs (Note 1) ................           7,482
Service fee-Class A (Note 5) ...............................             212
Miscellaneous ..............................................           7,307
                                                                 -----------
                                                                     494,092
Expenses borne by the Distributor (Note 3) .................        (172,748)
                                                                 -----------
                                                                     321,344
                                                                 -----------
Net investment income ......................................       1,591,879
                                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
  FOREIGN CURRENCY AND FORWARD CONTRACTS
Net realized gain on investments (Notes 1 and 4) ...........       2,681,913
Net realized gain on forward contracts and foreign
  currency (Note 1) ........................................         107,196
                                                                 -----------
  Total net realized gain ..................................       2,789,109
                                                                 -----------
Net unrealized appreciation of investments .................         288,740
Net unrealized appreciation of forward contracts and
  foreign currency .........................................          11,970
                                                                 -----------
  Total net unrealized appreciation ........................         300,710
                                                                 -----------
Net gain on investments, foreign currency and forward
  contracts ................................................       3,089,819
                                                                 -----------
Net increase in net assets resulting from operations .......     $ 4,681,698
                                                                 ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Years ended October 31
                                                                -------------------------------------
                                                                       1996                 1997
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .........................................     $  1,497,872         $  1,591,879
Net realized gain on investments, foreign currency and forward
  contracts ...................................................        1,710,843            2,789,109
Net unrealized appreciation of investments, foreign currency
  and forward contracts                                                   90,149              300,710
                                                                    ------------         ------------
Net increase resulting from operations ........................        3,298,864            4,681,698
                                                                    ------------         ------------
Dividends from net investment income:
  Class A .....................................................         (454,334)              (9,655)
  Class S .....................................................         (970,526)          (1,610,768)
                                                                    ------------         ------------
                                                                      (1,424,860)          (1,620,423)
                                                                    ------------         ------------
Distributions from net realized gains:
  Class A .....................................................         (651,838)             (27,562)
  Class S .....................................................          (42,210)          (1,688,429)
                                                                    ------------         ------------
                                                                        (694,048)          (1,715,991)
                                                                    ------------         ------------
Net increase from fund share
  transactions (Note 6) .......................................        3,537,654            3,367,965
                                                                    ------------         ------------
Total increase in net assets ..................................        4,717,610            4,713,249
NET ASSETS
Beginning of year .............................................       29,069,840           33,787,450
                                                                    ------------         ------------
End of year (including undistributed net
  investment income of $410,962 and
  $458,790, respectively) .....................................     $ 33,787,450         $ 38,500,699
                                                                    ============         ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1997

NOTE 1

State Street Research Strategic Portfolios: Conservative (the "Fund") is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in May, 1994. The Trust consists presently of four separate funds: State Street Research Strategic
Portfolios: Conservative, State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate and State Street Research Strategic Portfolios: Aggressive.

The investment objective of the Fund is to provide, primarily, a high level of current income and, secondarily, long term growth of capital, consistent with the preservation of capital and reasonable investment risk.

The Fund is authorized to issue four classes of shares. Before November 1, 1997, Class S shares were designated Class C. Only Class S shares are presently available for purchase. Class A, Class B and Class C shares are not being offered at this time. Effective March 27, 1997, the Fund discontinued offering Class A shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser") and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. DEFERRED ORGANIZATION COSTS
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2

The Trust and the Adviser, an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.60% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1997, the fees pursuant to such agreement amounted to $213,881.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1997, the amount of such expenses was $56,007.

The fees of the Trustees not currently affiliated with the Adviser amounted to $16,965 during the year ended October 31, 1997.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $172,748.

NOTE 4

For the year ended October 31, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $43,776,107 and $39,551,568 (including $23,858,714 and $24,265,327 of U.S. Government securities), respectively.

NOTE 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the period November 1, 1996 to March 27, 1997, fees pursuant to such plan amounted to $212 for Class A shares.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1997, Metropolitan owned 2,223,045 Class S shares of the Fund.

Share transactions were as follows:

                                                          YEARS ENDED OCTOBER 31
                                    -------------------------------------------------------------------
                                                   1996                              1997
                                    ----------------------------------  -------------------------------
CLASS A                                 SHARES            AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------
Issued upon reinvestment of
  distribution from net realized
  gains ..........................          62,677      $     651,777             --      $       --
Shares repurchased ...............      (2,630,477)       (28,093,497)       (50,023)       (528,933)
                                         ---------      -------------        -------      ----------
Net decrease .....................      (2,567,800)     $ (27,441,720)       (50,023)     $ (528,933)
                                         =========      =============        =======      ==========
CLASS S (FORMERLY CLASS C)              SHARES            AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold ......................       3,511,159      $  37,399,443        473,499      $  5,172,822
Issued upon reinvestment of:
  Dividends from net investment
income ...........................          21,689            229,456         47,885           512,492
  Distributions from net realized
gains ............................           4,058             42,210        161,263         1,688,429
Shares repurchased ...............        (632,775)        (6,691,735)      (320,767)       (3,476,845)
                                         ---------      -------------        -------      ------------
Net increase .....................       2,904,131      $  30,979,374        361,880      $  3,896,898
                                         =========      =============        =======      ============

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                         CLASS A
                                                       ----------------------------------------------------------------------------
                                                                   YEARS ENDED OCTOBER 31
                                                       ----------------------------------------------       NOVEMBER 1, 1996
                                                             1994)(2))         1995(1)        1996(1)     TO MARCH 27, 1997(1)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                       9.55              9.56             10.56               11.03
                                                             ----              ----             -----               -----
  Net investment income ($)                                  0.20              0.47              0.42                0.21
  Net realized and unrealized gain (loss) on
    investments, foreign currency and forward
    contracts ($)                                           (0.09)             1.00              0.66                0.08
                                                             ----              ----             -----               -----
TOTAL FROM INVESTMENT OPERATIONS ($)                         0.11              1.47              1.08                0.29
                                                             ----              ----             -----               -----
  Dividends from net investment income ($)                  (0.10)            (0.47)            (0.36)              (0.19)
  Distributions from net realized gains ($)                    --                --             (0.25)              (0.55)
                                                             ----              ----             -----               -----
TOTAL DISTRIBUTIONS ($)                                     (0.10)            (0.47)            (0.61)              (0.74)
                                                             ----              ----             -----               -----
NET ASSET VALUE, END OF YEAR ($)                             9.56             10.56             11.03               10.58
                                                             ====             =====             =====               =====
Total return(3) (%)                                          1.15(4)          15.84             10.55                2.67(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                    25,014            27,637               552                  --
Ratio of operating expenses to average net assets (%)        1.15(5)           1.15              1.15                1.15(5)
Ratio of net investment income to average net assets(%)      4.48(5)           4.74              4.35                4.18(5)
Portfolio turnover rate (%)                                 70.35            132.50            126.41              117.66
Average commission rate ($)(6)                                 --                --            0.0436              0.0308
*Reflects voluntary assumption of fees or expenses
 per share in each year (Note 3) ($)                         0.03              0.05              0.07                0.03

                                                                               CLASS S (FORMERLY CLASS C)
                                                         -----------------------------------------------------------------------
                                                                                 YEARS ENDED OCTOBER 31
                                                         -----------------------------------------------------------------------
                                                               1994(2)           1995(1)           1996(1)           1997(1)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                         9.55              9.56             10.56             10.93
                                                               ----              ----             -----             -----
  Net investment income ($)                                    0.21              0.52              0.50              0.49
  Net realized and unrealized gain (loss) on
    investments, foreign currency and forward contracts($)    (0.09)             0.97              0.60              0.95
                                                               ----              ----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS ($)                           0.12              1.49              1.10              1.44
                                                               ----              ----             -----             -----
  Dividends from net investment income ($)                    (0.11)            (0.49)            (0.48)            (0.50)
  Distributions from net realized gains ($)                      --                --             (0.25)            (0.55)
                                                               ----              ----             -----             -----
TOTAL DISTRIBUTIONS ($)                                       (0.11)            (0.49)            (0.73)            (1.05)
                                                               ----              ----             -----             -----
NET ASSET VALUE, END OF YEAR ($)                               9.56             10.56             10.93             11.32
                                                               ====             =====             =====             =====
Total return(3) (%)                                            1.25(4)          16.11             10.82             14.11
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                         100             1,433            33,236            38,501
Ratio of operating expenses to average net assets (%)          0.90(5)           0.90              0.90              0.90
Ratio of net investment income to average net assets(%)        4.73(5)           4.91              4.50              4.47
Portfolio turnover rate (%)                                   70.35            132.50            126.41            117.66
Average commission rate ($)(6)                                   --                --            0.0436            0.0308
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3) ($)                               0.03              0.05              0.06              0.05

--------------------------------------------------------------------------------------------------------------------------------

(1) Per-share figures have been calculated using the average shares method.
(2) May 16, 1994 (commencement of operations) to October 31, 1994.
(3) Does not reflect any front-end or contingent deferred sales charges.
    Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(4) Not annualized.
(5) Annualized.
(6) Average commission rate per share paid for security trades beginning with the fiscal year ended October 31, 1996.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
AND THE SHAREHOLDERS OF STATE STREET RESEARCH
STRATEGIC PORTFOLIOS: CONSERVATIVE

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic
Portfolios: Conservative (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.






Price Waterhouse LLP
Boston, Massachusetts
December 12, 1997

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

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MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
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The Fund provided shareholders with attractive returns for the year ended
October 31, 1997. Class S shares (formerly Class C) gained 14.11%. That was higher than its peer group, the Lipper flexible income fund average, which rose 8.10%.

Strategic Portfolios: Conservative seeks high current income and secondarily long term growth of capital by investing in common stocks and bonds. The manager's strategy is to adjust the asset allocation to take advantage of changing market conditions.

In general, large company stocks outperformed small and mid-sized company stocks during the first half of the year. But small and mid-cap stocks came back stronger in the second half of the year. The Fund benefited from reducing its exposure to large company stocks and shifting its emphasis to small and mid-cap stocks as the market began to shift its favor to these groups. A decision to cut back on equity holdings and add the proceeds to high yield bonds hurt performance. High yield bonds were the best performing segment in the fixed-income markets during the period.

Going forward, we expect a slower year for corporate profits in the U.S. but relatively stable to declining interest rates. The recent turmoil in Asia makes further volatility in international markets likely. As a result, we will continue to underweight U.S. equities, overweight U.S. bonds and focus on quality.

October 31, 1997

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs. Before November 1, 1997, Class S shares were designated Class C. The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. The Lehman Brothers Government/Corporate Bond Index is a market-value weighted index of U.S. government treasury and agency securities, corporate and yankee bonds. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses; without subsidization, performance would be lower.

                   CHANGE IN VALUE OF $10,000 BASED ON THE
                       S&P 500 AND THE LEHMAN BROTHERS
                   GOVERNMENT/CORPORATE BOND INDEX COMPARED
                  TO CHANGE IN VALUE OF $10,000 INVESTED IN
                      STRATEGIC PORTFOLIOS: CONSERVATIVE

             Strategic Portfolios:           S&P            Lehman Brothers
                 Conservative                500            Gov't/Corp Bond
             ---------------------         --------         ----------------
 5/16/94          $ 10,000                 $ 10,000            $ 10,000
10/31/94            10,125                   10,549              10,006
10/31/95            11,755                   13,334              11,622
10/31/96            13,027                   16,546              12,250
10/31/97            14,865                   21,856              13,329